        As filed with the Securities and Exchange Commission on January 27, 2005


                                                 Securities Act File No. 33-8021
                                        Investment Company Act File No. 811-4801

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                   ----------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [_]


                       POST-EFFECTIVE AMENDMENT NO. 40                       [X]


                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


                                AMENDMENT NO. 36


                        (Check appropriate box or boxes)

                             SUNAMERICA EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850


                              Joseph P. Kelly, Esq.
                               Associate Counsel
                      AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
                    (Name and Address for Agent for Service)


                                    Copy to:
                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

                 Approximate Date of Proposed Public Offering:
    As soon as practical after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)


          [X]  immediately upon filing pursuant to paragraph (b)
          [_]  60 days after filing pursuant to paragraph (a)(1).


          [_]  on (date) pursuant to paragraph (a)(1)
          [_]  75 days after filing pursuant to paragraph (a)(2)


                    If appropriate, check the following box:

               [_] This post-effective amendment designates a new
                      effective date for a previously filed
                            post-effective amendment.

         January 27, 2005                                             PROSPECTUS


SUNAMERICA EQUITY FUNDS

        SunAmerica Blue Chip Growth Fund
        SunAmerica Growth Opportunities Fund
        SunAmerica New Century Fund
        SunAmerica Growth and Income Fund
        SunAmerica Balanced Assets Fund
        SunAmerica International Equity Fund
        SunAmerica Value Fund
        SunAmerica Biotech/Health Fund
        Tax Managed Equity Fund


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          Table of Contents
--------------------------------------------------------------------------------


FUND HIGHLIGHTS............................................................  2
SHAREHOLDER ACCOUNT INFORMATION............................................ 22
MORE INFORMATION ABOUT THE FUNDS........................................... 36
 Fund Investment Strategies................................................ 36
 Glossary.................................................................. 39
   Investment Terminology.................................................. 39
   Risk Terminology........................................................ 40
FUND MANAGEMENT............................................................ 42
FINANCIAL HIGHLIGHTS....................................................... 45

         Fund Highlights
----------------------------

         Q&A


     Blue Chip represents common stock of a nationally known company that has a long record of profit growth and dividend payment and reputation for quality management, products and services.

     Market capitalization represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see pages 3 and 4.
     When deemed appropriate by the Adviser, a fund may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.
     The "growth" oriented philosophy to which the Blue Chip Growth, Growth Opportunities, New Century and Biotech/Health Funds subscribe and the Growth and Income Fund, Balanced Assets Fund, International Equity Fund and Tax Managed Equity Fund partly subscribe--that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered: to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.
     The "value" oriented philosophy to which the Value Fund subscribes and the Growth and Income Fund, International Equity Fund and Tax Managed Equity Fund partly subscribe--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market.
     Conservation of principal is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.
     "High-quality" bonds have a very strong capacity to pay interest and repay principal. These bonds are rated within the two highest rating categories by at least two nationally recognized rating services or unrated securities of comparable investment quality.

     The strategy of "international" investing that the International Equity Fund follows involves investing in a number of different countries throughout the world, and may incorporate, in any combination, elements of value investing, growth investing and country allocation.


The following questions and answers are designed to give you an overview of the nine SunAmerica Equity Funds (collectively the "Funds") and to provide you with information about the Fund's separate series and their investment goals, principal strategies and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," on page 36, and the glossary that follows on pages 39 and 40.


Q: What are the Funds' investment goals, strategies and techniques?

A:

                                        Principal
                           Investment   Investment           Principal Investment
          Fund                Goal       Strategy                 Techniques
          ----            ------------ ------------- ------------------------------------

Blue Chip Growth Fund     capital      growth        active trading of equity securities
                          appreciation               of Blue Chip companies that
                                                     demonstrate the potential for
                                                     capital appreciation, issued by
                                                     large-cap companies. At least
                                                     80% of the Fund's net assets plus
                                                     any borrowing for investment
                                                     purposes will be invested in Blue
                                                     Chip companies

Growth Opportunities Fund capital      growth        active trading of equity securities
                          appreciation               that demonstrate the potential for
                                                     capital appreciation, issued
                                                     generally by small-cap companies

New Century Fund          capital      growth        active trading of equity securities
                          appreciation               that demonstrate the potential for
                                                     capital appreciation, without
                                                     regard to market capitalization

Growth and Income Fund    capital      growth and    active trading of equity securities
                          appreciation value         issued by companies of any size,
                          and                        that pay dividends, demonstrate
                          current                    the potential for capital
                          income                     appreciation and/or are believed
                                                     to be undervalued in the market

Balanced Assets Fund      capital      asset         active trading partly in equity
                          appreciation allocation    securities that demonstrate the
                          and          and growth    potential for capital appreciation
                          conservation               issued by companies with market
                          of principal               capitalization of over $1.5 billion,
                                                     and partly in high-quality bonds

Value Fund                long-term    value         active trading of equity securities
                          growth of                  selected on the basis of value
                          capital                    criteria, issued by companies of
                                                     any market capitalization

International Equity Fund capital      international active trading of equity securities
                          appreciation               and other securities with equity
                                                     characteristics of non-U.S. issuers
                                                     located in a number of different
                                                     countries other than the U.S. and
                                                     selected without regard to market
                                                     capitalization. At least 80% of the
                                                     Fund's net assets plus any
                                                     borrowing for investment
                                                     purposes will be invested in
                                                     equity securities.

                                       Principal
                          Investment   Investment               Principal Investment
         Fund                Goal       Strategy                     Techniques
         ----           -------------- ---------- ------------------------------------------------

Biotech/Health Fund     long-term      growth     active trading of equity securities of companies
                        growth of                 principally engaged in biotechnology or
                        capital                   healthcare, without regard to market
                                                  capitalization. Under normal market conditions
                                                  invests at least 80% of the Fund's net assets,
                                                  plus any borrowing for investment purposes, in
                                                  such securities.

Tax Managed Equity Fund high total     growth and active trading of equity securities of large and
                        return while   value      medium-sized U.S. companies while attempting
                        minimizing the            to minimize capital gains distributions to
                        impact of                 shareholders. Under normal market conditions
                        capital gains             invests at least 80% of the Fund's net assets,
                                                  plus any borrowing for investment purposes, in
                                                  equity securities.

   Additional Information About the New Century Fund's Techniques

     The New Century Fund will invest in companies and market sectors believed to offer rapid growth opportunities and trends. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of these sectors may include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies the Adviser believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the Fund's investments in different sectors will vary from time to time, and at times an industry mentioned above may not be represented in the Fund's holdings.

   Additional Information about the Biotech/Health Fund's Techniques


     The Fund invests at least eighty percent of the Fund's net assets in biotechnology companies and healthcare companies. Biotechnology companies are those principally engaged in the research, development, manufacture, distribution or application of biotechnological products, services or processes, as well as companies believed to benefit significantly from scientific and technological advances in biotechnology. This may include companies involved in such areas as pharmaceuticals, chemicals, medical/surgical, human healthcare, agricultural and veterinary applications, and genetic engineering. Healthcare companies are those principally engaged in research, development, ownership and/or operation of healthcare facilities, franchises or practices, or in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. The relative size of the Fund's investments in biotechnology companies and healthcare companies will vary from time to time. The Fund will invest in 30 to 50 securities, with the number of holdings varying from time to time. The Fund may invest in additional financial instruments for cash management or hedging purposes.


   Additional Information about the Tax Managed Equity Fund's Techniques

     The Tax Managed Equity Fund invests primarily in large and medium-sized U.S. companies (based on market capitalization) which the Fund selects to achieve a blend of growth companies, value companies and companies that have elements of growth and value. The Fund's industry weightings are similar to those of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index or the Index). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

     The Tax Managed Equity Fund attempts to invest in a tax aware manner. This is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the Fund sells securities when the anticipated total return benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized on one security by selling another security at a capital loss. You should realize, however, that the Fund's tax aware strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund, which ultimately will be distributed to you, or affect your potential tax liability if you sell or exchange shares of the Fund. The Fund might not be an appropriate investment for a tax-deferred or tax-exempt investor.

         Fund Highlights
----------------------------


   Market Capitalization Ranges


     Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Funds' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.6 billion or less for the Small-Cap category; between $1.6 billion and $8.6 billion for the Mid-Cap category; and $8.6 billion or more for the Large-Cap category.


Q. What are the principal risks of investing in the Funds?


A: The following section describes the principal risks of each Fund, while the chart on pages 36 to 38 describes various additional risks.


   Risks of Investing in Equity Securities--All Funds

     The Blue Chip Growth, Growth Opportunities, New Century, Growth and Income, Value, International Equity, Biotech/Health and Tax Managed Equity Funds invest primarily in equity securities. In addition, the Balanced Assets Fund invests significantly in equity securities. As with any equity fund, the value of your investment in any of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

   Additional Principal Risks--All Funds

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

   Additional Principal Risks Specific to the Growth Opportunities, New Century, Growth and Income, Balanced Assets, Value, International Equity, Biotech/Health and Tax Managed Equity Funds

     Stocks of small-cap companies, and to a lesser extent, mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.

   Additional Principal Risks Specific to the Balanced Assets Fund

     As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund's performance.

     An issuer of securities held in the Balanced Assets Fund's portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.

   Additional Principal Risks Specific to the Value, International Equity and Biotech/Health Funds

     These Funds are organized as "non-diversified" funds. As non-diversified funds, they can invest a larger portion of assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of investments, the Funds' risk is increased because the effect of each holding on its performance is greater.

   Additional Principal Risks Specific to the International Equity Fund

     While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

   Additional Principal Risks Specific to the Biotech/Health Fund

     To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Both biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare companies.

   Additional Principal Risks Specific to the Tax Managed Equity Fund

     Seeking to maximize after-tax returns may require trade-offs that affect pre-tax returns.

Q: How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.


BLUE CHIP GROWTH FUND    (CLASS B)

                                     [CHART]                                    During the 10-year period shown in the
                                                                                bar chart, the highest return for a quarter
 1995   1996    1997    1998    1999    2000     2001     2002     2003   2004  was 30.21% (quarter ended 12/31/99) and
------  -----  ------  ------  ------  -------  -------  -------  ------  ----- the lowest return for a quarter was
31.04%  9.67%  30.25%  27.36%  43.86%  -15.03%  -21.39%  -29.82%  25.10%  4.10% -20.12% (quarter ended 9/30/01).



Average Annual Total Returns                                                                      Class C      Class I
(as of the calendar year ended                                      Past One Past Five Past Ten    Since        Since
December 31, 2004)                                                    Year     Years    Years   Inception/2/ Inception/2/
Blue Chip Growth Fund/1/                                    Class A  -1.23%    -9.81%    7.78%       N/A          N/A
                                                            Class C   2.96%    -9.46%      N/A    -3.40%          N/A
                                                            Class I   5.14%       N/A      N/A       N/A       -1.95%
Return Before Taxes (Class B)                                         0.10%    -9.71%    7.76%       N/A          N/A
Return After Taxes on Distributions (Class B)                         0.10%   -10.47%    5.45%       N/A          N/A
Return After Taxes on Distributions and Sale of Fund Shares
(Class B)/3/                                                          0.07%    -8.15%    5.66%       N/A          N/A
S&P 500(R) Index/4/                                                  10.88%    -2.30%   12.07%     0.57%        3.76%
Russell 1000(R) Growth Index/5/                                       6.30%    -9.29%    9.59%    -4.09%       -0.09%
Morningstar Large Growth Category/6/                                  7.64%    -7.64%    9.00%    -1.93%        0.39%


/1/ Includes sales charges.

/2/ Inception Date - Class A: 10/08/93; Class B: 03/13/85; Class C: 02/02/99;
    Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The S&P 500(R) Index is the Standard & Poor's 500 Composite Stock Price
    Index, a widely recognized, unmanaged index of common stock prices.
/5/ The Russell 1000(R) Growth Index measures the performance of those Russell
    1000 companies with higher price-to-book ratios and higher forecasted growth values.
/6/ Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.




After tax returns are shown only for Class B. After tax returns for other classes will vary.

         Fund Highlights
----------------------------



The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.


GROWTH OPPORTUNITIES FUND    (CLASS A)

                                    [CHART]                                     During the 10-year period shown in the
                                                                                bar chart, the highest return for a quarter
 1995    1996    1997    1998    1999    2000    2001     2002     2003   2004  was 55.18% (quarter ended 12/31/99) and
------  ------  ------  ------  ------  ------  -------  -------  ------  ----- the lowest return for a quarter was
35.05%  12.48%  13.68%  23.15%  89.03%  -2.56%  -33.08%  -42.08%  39.68%  2.54% -27.06% (quarter ended 6/30/02).



Average Annual Total Returns                                                               Class C      Class I      Class X
(as of the calendar year ended                               Past One Past Five Past Ten    Since        Since        Since
December 31, 2004)                                             Year     Years    Years   Inception/2/ Inception/2/ Inception/2/
Growth Opportunities Fund/1/                         Class B  -2.15%   -12.51%    7.46%       N/A          N/A          N/A
                                                     Class C   0.85%   -12.18%      N/A    -1.94%          N/A          N/A
                                                     Class I   2.86%       N/A      N/A       N/A       -4.91%          N/A
                                                     Class X   3.18%       N/A      N/A       N/A          N/A       -5.45%
Return Before Taxes (Class A)                                 -3.34%   -12.60%    7.44%       N/A          N/A          N/A
Return After Taxes on Distributions (Class A)                 -3.34%   -13.08%    5.16%       N/A          N/A          N/A
Return After Taxes on Distributions and Sale of Fund
Shares (Class A)/3/                                           -2.17%   -10.29%    5.32%       N/A          N/A          N/A
Russell Mid-Cap(R) Growth Index/4/                            15.48%    -3.36%   11.23%     4.00%        7.74%        6.75%
Morningstar Mid-Cap Growth Category/5/                        12.93%    -3.42%   10.25%     4.95%        4.85%        4.85%


/1/ Includes sales charges.

/2/ Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class C: 02/02/99;
    Class I: 11/16/01; Class X: 03/19/02. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The Russell Mid-Cap(R) Growth Index measures the performance of those
    Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
/5/ Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.




After tax returns are shown only for Class B. After tax returns for other classes will vary.

--------------------------------------------------------------------------------


NEW CENTURY FUND    (CLASS A)

                                    [CHART]                                      During the 10-year period shown in the
                                                                                 bar chart, the highest return for a quarter
 1995    1996   1997    1998    1999    2000     2001     2002     2003    2004  was 60.23% (quarter ended 12/31/99)
------  ------  -----  ------  ------  -------  -------  -------  ------  ------ and the lowest return for a quarter was
50.16%  14.92%  3.34%  12.71%  84.57%  -18.58%  -31.93%  -24.58%  27.84%  15.51% -27.74% (quarter ended 9/30/01).





Average Annual Total Returns                                                                                   Class C
(as of the calendar year ended                                                   Past One Past Five Past Ten    Since
December 31, 2004)                                                                 Year     Years    Years   Inception/2/
New Century Fund/1/                                                      Class B   10.74%   -10.06%    8.08%         N/A
                                                                         Class C   13.97%    -9.75%      N/A       3.46%
Return Before Taxes (Class A)                                                       8.83%   -10.27%    8.00%         N/A
Return After Taxes on Distributions (Class A)                                       8.83%   -11.94%    5.10%         N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)/3/            5.74%    -9.04%    5.48%         N/A
Russell 3000(R) Growth Index/4/                                                     6.93%    -8.87%    9.30%       1.17%
Morningstar Mid-Cap Growth Category/5/                                             12.93%    -3.42%   10.25%       7.42%


/1/ Includes sales charges.

/2/ Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class C: 02/02/98;
    Class I: 11/21/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The Russell 3000(R) Growth Index measures the performance of those Russell
    3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
/5/ Developed by Morningstar, the Morningstar Mid-Cap Growth Objective Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earning ratios, and price/book ratios similar to those at the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.




After tax returns are shown only for Class B. After tax returns for other classes will vary.

         Fund Highlights
----------------------------


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.


GROWTH AND INCOME FUND    (CLASS B)


                                    [CHART]                                      During the 10-year period shown in the
                                                                                 bar chart, the highest return for a quarter
 1995    1996    1997    1998    1999    2000     2001     2002     2003   2004  was 23.48% (quarter ended 12/31/99) and
------  ------  ------  ------  ------  -------  -------  -------  ------  ----- the lowest return for a quarter was
33.94%  26.33%  29.30%  22.63%  32.48%  -11.48%  -22.03%  -26.00%  21.92%  9.08% -19.79% (quarter ended 9/30/01).




Average Annual Total Returns                                                                                   Class C
(as of the calendar year ended                                                   Past One Past Five Past Ten    Since
December 31, 2004)                                                                 Year     Years    Years   Inception/2/
Growth and Income Fund/1/                                                Class A   3.57%   -7.93%     9.22%       N/A
                                                                         Class C   8.10%   -7.46%       N/A    -1.09%
                                                                         Class I   9.86%      N/A       N/A       N/A
Return Before Taxes (Class B)                                                      5.08%   -7.79%     9.36%       N/A
Return After Taxes on Distributions (Class B)                                      5.08%   -8.22%     7.95%       N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class B)/3/           3.30%   -6.58%     7.49%       N/A
S&P 500(R) Index/4/                                                               10.88%   -2.30%    12.07%     4.66%
Morningstar Large Blend Category/5/                                                9.96%   -1.77%    10.42%     4.30%


Average Annual Total Returns                                               Class I
(as of the calendar year ended                                              Since
December 31, 2004)                                                       Inception/2/
Growth and Income Fund/1/                                                     N/A
                                                                              N/A
                                                                            0.58%
Return Before Taxes (Class B)                                                 N/A
Return After Taxes on Distributions (Class B)                                 N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class B)/3/      N/A
S&P 500(R) Index/4/                                                         3.76%
Morningstar Large Blend Category/5/                                         3.37%


/1/ Includes sales charges.

/2/ Inception Date: Class A: 07/01/94; Class B: 07/06/94; Class C: 02/02/98;
    Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The S&P 500(R) Index is the Standard & Poor's 500 Composite Stock Price
    Index, a widely recognized, unmanaged index of common stock prices.
/5/ Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.




After tax returns are shown only for Class B. After tax returns for other classes will vary.

BALANCED ASSETS FUND    (CLASS B)

                                    [CHART]                                    During the 10-year period shown in the
                                                                               bar chart, the highest return for a
 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003  quarter was 15.40% (quarter ended
------  ------  ------  ------  ------  ------  ------  ------  ------  ------ 12/31/98) and the lowest return for a
-2.57%  26.95%   8.30%  23.37%  22.59%  20.93%  -10.23% -14.58% -16.56% 13.48% quarter was -12.60% (quarter ended
                                                                               9/30/01).



Average Annual Total Returns                                                                                   Class C
(as of the calendar year ended                                                   Past One Past Five Past Ten    Since
December 31, 2004)                                                                 Year     Years    Years   Inception/2/
Balanced Assets Fund/1/                                                  Class A  -0.23%   -5.83%     6.75%       N/A
                                                                         Class C   4.09%   -5.33%       N/A    -2.08%
                                                                         Class I   6.06%      N/A       N/A       N/A
Return Before Taxes (Class B)                                                      1.10%   -5.65%     6.80%       N/A
Return After Taxes on Distributions (Class B)                                      0.91%   -6.26%     4.87%       N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class B)/3/           0.88%   -4.87%     5.00%       N/A
S&P 500(R) Index/4/                                                               10.88%   -2.30%    12.07%     0.57%
Balanced Assets Blended Benchmark Index/5/                                         8.30%    1.98%    10.66%     3.16%
Lehman Brothers Aggregate Bond Index/6/                                            4.34%    7.71%     7.72%     6.20%
Morningstar Moderate Allocation Category/7/                                        8.62%    2.17%     9.24%     3.43%


Average Annual Total Returns                                               Class I
(as of the calendar year ended                                              Since
December 31, 2004)                                                       Inception/2/
Balanced Assets Fund/1/                                                       N/A
                                                                              N/A
                                                                            0.58%
Return Before Taxes (Class B)                                                 N/A
Return After Taxes on Distributions (Class B)                                 N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class B)/3/      N/A
S&P 500(R) Index/4/                                                         3.76%
Balanced Assets Blended Benchmark Index/5/                                  4.98%
Lehman Brothers Aggregate Bond Index/6/                                     5.94%
Morningstar Moderate Allocation Category/7/                                 4.96%


/1/ Includes sales charges.

/2/ Inception Date: Class A: 09/24/93; Class B: 01/29/85; Class C 02/02/99;
    Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The S&P 500(R) Index is the Standard & Poor's 500 Composite Stock Price
    Index, a widely recognized, unmanaged index of common stock prices.

/5/ The Balanced Assets Blended Benchmark Index is comprised of the S&P 500
    Index (60%) and Lehman Brothers Aggregate Bond Index (40%). This index is calculated by the advisor.

/6/ The Lehman Brothers Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
/7/ Developed by Morningstar, the Morningstar Moderate Allocation Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.




After tax returns are shown only for Class B. After tax returns for other classes will vary.

         Fund Highlights
----------------------------


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.


VALUE FUND*     (CLASS B)


                                    [CHART]            During the 8-year period shown in the
                                                       bar chart, the highest return for a
 1997    1998    1999    2000    2001    2002    2003  quarter was 16.51% (quarter ended
------  ------  ------  ------  ------  ------  ------ 12/31/98) and the lowest return for a
28.67%  -0.57%   8.44%   9.47%   1.61%  -6.58%  22.49% quarter was -18.66% (quarter ended
                                                       9/30/98).



Average Annual Total Returns                                         Class A      Class B      Class C      Class I
(as of the calendar year                        Past One Past Five    Since        Since        Since        Since
ended December 31, 2004)                          Year     Years   Inception/2/ Inception/2/ Inception/2/ Inception/2/
SunAmerica Value Fund/1/                Class A   9.08%    7.33%      9.30%          N/A          N/A          N/A
                                        Class C  13.86%    7.91%        N/A          N/A        8.63%          N/A
                                        Class I  15.70%      N/A        N/A          N/A          N/A       11.48%
                                        Class Z  16.29%    9.23%        N/A          N/A          N/A          N/A
Return Before Taxes (Class B)                    10.86%    7.60%        N/A        9.41%          N/A          N/A
Return After Taxes on Distributions
(Class B)                                         8.02%    5.69%        N/A        7.90%          N/A          N/A
Return After Taxes on Distributions and
Sale of Fund Shares (Class B)/3/                  8.46%    5.64%        N/A        7.50%          N/A          N/A
Russell 3000 Value Index/4/                      16.94%    6.10%     10.35%       10.35%        9.59%        9.72%
Morningstar Mid-Cap Value Category/5/            17.90%   11.41%     11.90%       11.90%       12.26%       12.77%


Average Annual Total Returns                      Class Z
(as of the calendar year                           Since
ended December 31, 2004)                        Inception/2/
SunAmerica Value Fund/1/                     N/A
                                             N/A
                                             N/A
                                           6.72%
Return Before Taxes (Class B)                N/A
Return After Taxes on Distributions
(Class B)                                    N/A
Return After Taxes on Distributions and
Sale of Fund Shares (Class B)/3/             N/A
Russell 3000 Value Index/4/                5.57%
Morningstar Mid-Cap Value Category/5/      8.82%


/1/ Includes sales charges.

/2/ Inception Date: Class A and B: 11/19/96; Class C: 03/06/97; Class I:
    11/16/01; Class Z: 04/03/98. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
/5/ Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the SunAmerica Value Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.


After tax returns are shown only for Class B. After tax returns for other classes will vary.



* Performance information shown includes that of the SunAmerica Value Fund, a series of SunAmerica Focused Series, Inc., which was reorganized into the Equity Funds on or about February 23, 2004 (the "Value Reorganization"). The SunAmerica Value Fund commenced operations upon consummation of the Value Reorganization. The Fund is the successor to the SunAmerica Value Fund of Sun-America Focused Series, Inc.

INTERNATIONAL EQUITY FUND*    (CLASS B)


                                    [CHART]             During the 8-year period shown in the bar
                                                        chart, the highest return for a quarter was
 1997    1998    1999    2000    2001    2002     2003  28.03% (quarter ended 12/31/99) and the
------  ------  ------  ------  ------  ------   ------ lowest return for a quarter was -23.26%
-3.47%   9.60%  32.67%  -20.60% -30.20% -18.61%  36.33% (quarter ended 9/30/02).




Average Annual Total Returns
(as of the calendar year ended                                                    Class A      Class B      Class C
December 31, 2004)                                           Past One Past Five    Since        Since        Since
                                                               Year     Years   Inception/2/ Inception/2/ Inception/2/
International Equity Fund/1/                         Class A   8.97%   -7.25%     -0.15%          N/A          N/A
                                                     Class C  13.93%   -6.73%        N/A          N/A       -0.17%
                                                     Class I  15.84%      N/A        N/A          N/A          N/A
Return Before Taxes (Class B)                                 10.92%   -7.05%        N/A       -0.05%          N/A
Return After Taxes on Distributions (Class B)                 10.92%   -7.31%        N/A       -0.31%          N/A
Return After Taxes on Distributions and Sale of Fund
Shares (Class B)/3/                                            7.10%   -5.85%        N/A       -0.10%          N/A
MSCI EAFE Index/4/                                            20.25%   -1.13%      4.67%        4.67%        5.26%
Morningstar Foreign Large Blend Category/5/                   17.59%   -2.93%      4.69%        4.69%        4.67%


Average Annual Total Returns
(as of the calendar year ended                         Class I
December 31, 2004)                                      Since
                                                     Inception/2/
International Equity Fund/1/                              N/A
                                                          N/A
                                                        8.90%
Return Before Taxes (Class B)                             N/A
Return After Taxes on Distributions (Class B)             N/A
Return After Taxes on Distributions and Sale of Fund
Shares (Class B)/3/                                       N/A
MSCI EAFE Index/4/                                     11.52%
Morningstar Foreign Large Blend Category/5/             9.63%


/1/ Includes sales charges.

/2/ Inception Date: Class A and B: 11/19/96; Class C: 03/06/97; Class I:
    11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.
/5/ Developed by Morningstar, the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.


After tax returns are shown only for Class B. After tax returns for other classes will vary.


* Performance information shown includes that of the International Equity Portfolio, a series of SunAmerica Focused Series, Inc., which was reorganized into the Equity Funds on November 16, 2001 (the "International Equity Reorganization"). The SunAmerica International Equity Fund commenced operations upon consummation of the International Equity Reorganization. The Fund is the successor to the International Equity Portfolio of SunAmerica Focused Series, Inc.

         Fund Highlights



The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.


BIOTECH/HEALTH FUND* (CLASS A)



                                    [CHART] Duing the 4-year period shown in the bar
                                            chart, the highest return for a quarter was
 2001    2002     2003    2004              22.39% (quarter ended June 30, 2003)
------  -------  ------  ------             and the lowest return for a quarter was
-9.18%  -36.47%  36.39%  -5.14%             -24.63% (quarter ended June 30, 2002).



Average Annual Total Returns
(as of the calendar year ended                                                   Past One    Since
December 31, 2004)                                                                 Year   Inception/2/
Biotech/Health Fund/1/                                                   Class B  -9.44%     -5.78%
                                                                         Class C  -6.70%     -5.36%
Return Before Taxes (Class A)                                                    -10.61%     -5.99%
Return After Taxes on Distributions (Class A)                                    -10.61%     -6.33%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)/3/          -6.90%     -5.18%
NASDAQ 100/4/                                                                     10.75%    -16.35%
AMEX Biotechnology Index/5/                                                       11.05%     -1.55%
Morningstar Specialty-Health Category/6/                                           9.37%      0.34%


/1/ Includes sales charges.

/2/ Inception Date: Class A, B and C: 06/14/00. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

/4/ The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.


/5/ The AMEX Biotechnology Index is designed to measure the performance of a cross-section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.


/6/ Developed by Morningstar, the Morningstar Specialty-Health Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.


After tax returns are shown only for Class B. After tax returns for other classes will vary.



* Performance information shown is that of the SunAmerica Biotech/Health Fund, a series of SunAmerica Strategic Investment Series, Inc., which was reorganized into the Equity Funds on or about February 23, 2004 (the "Biotech/Health Reorganization"). The SunAmerica Biotech/Health Fund will commence operations upon consummation of the Biotech/Health Reorganization. The Fund is the successor to the SunAmerica Biotech/Health Fund of SunAmerica Strategic Investment Series, Inc.

TAX MANAGED EQUITY FUND* (CLASS A)


                                    [CHART] During the 5-year period shown in the bar
                                            chart, the highest return for a quarter was
 2000    2001     2002     2003   2004      13.85% (quarter ended June 30, 2003)
------  -------  -------  ------  -----     and the lowest return for a quarter was
-7.51%  -10.80%  -25.38%  24.83%  8.26%     -17.44% (quarter ended September 30,
                                            2002).



Average Annual Total Returns                                                                          Return
(as of the calendar year ended                                                   Past One Past Five    Since
December 31, 2004)                                                                 Year     Year    Inception/2/
Tax Managed Equity Fund/1/                                               Class B   3.59%   -4.62%     -1.40%
                                                                         Class C   6.58%   -4.25%     -1.21%
Return Before Taxes (Class A)                                                      2.04%   -4.75%     -1.58%
Return After Taxes on Distributions (Class A)                                      1.96%   -4.76%     -1.59%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)/3/           1.43%   -3.98%     -1.34%
S&P 500 Index/4/                                                                  10.88%   -2.30%      1.12%
Morningstar Large Blend Category/5/                                                9.96%   -1.77%      1.80%


/1/ Includes sales charges.

/2/ Inception Date: Class A, B and C: 03/01/99. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.

/3/ When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
/4/ The S&P 500(R) Index is the Standard & Poor's 500 Composite Stock Price
    Index, a widely recognized, unmanaged index of common stock prices.
/5/ Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.


After tax returns are shown only for Class B. After tax returns for other classes will vary.



* Performance information shown is that of the Tax Managed Equity Fund, a series of SunAmerica Strategic Investment Series, Inc., which was reorganized into the Equity Funds on or about February 23, 2004 (the "Tax Managed Equity Reorganization"). The Tax Managed Equity Fund will commence operations upon consummation of the Tax Managed Equity Reorganization. The Fund is the successor to the Tax Managed Equity Fund of SunAmerica Strategic Investment Series, Inc.

         Fund Highlights

Q: What are the Funds' expenses?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                 Blue Chip                              Growth Opportunities
                                                Growth Fund                                     Fund
                                   --------------------------------      ----------------------------------------------
                                   Class A Class B Class C Class I/(6)/  Class A Class B Class C Class I/(6)/  Class X/(6)/
                                   ------- ------- ------- -----------   ------- ------- ------- -----------   -----------
Shareholder Fees
 (fees paid
 directly from
 your investment)

 Maximum Sales Charge
 Load                               5.75%   4.00%   1.00%      None       5.75%   4.00%   1.00%      None          None
Maximum Sales
 Charge (Load)
 Imposed on
 Purchases (as a
 percentage of
 offering
 price)/(1)/                        5.75%    None    None      None       5.75%    None    None      None          None
 Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   the lesser of
   the amount
   redeemed or
   original
   purchase
   cost)/(2)/                        None   4.00%   1.00%      None        None   4.00%   1.00%      None          None

   Maximum Sales Charge
   (Load)
   Imposed on Reinvested Dividends   None    None    None      None        None    None    None      None          None
 Redemption Fee/(3)/                 None    None    None      None        None    None    None      None          None
 Exchange Fee                        None    None    None      None        None    None    None      None          None
Maximum Account Fee                  None    None    None      None        None    None    None      None          None

 Annual Fund Operating Expenses
 (expenses that are
 deducted from
 Fund assets)
Management Fees                     0.75%   0.75%   0.75%     0.75%       0.75%   0.75%   0.75%     0.75%         0.75%
 Distribution
   [and/or Service]
   (12b-1) Fees/(4)/                0.35%   1.00%   1.00%     0.25%       0.35%   1.00%   1.00%     0.25%          None
 Other Expenses                     0.50%   0.51%   0.62%     0.71%       0.48%   0.52%   0.54%     0.76%         0.41%
Total Annual
 Fund Operating
 Expenses Before
 Expense
 Reimbursement                      1.60%   2.26%   2.37%     1.46%       1.58%   2.27%   2.29%     1.51%         1.16%
Expense
 Reimbursement                         --      --      --     0.13%          --      --      --     0.18%         0.04%/(5)/
Net Expenses                        1.60%   2.26%   2.37%     1.33%/(5)/  1.58%   2.27%   2.29%     1.33%/(5)/    1.12%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 23 for more information about the CDSCs.


(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.


(6) Class I and Class Z are offered exclusively to participants in certain employee retirement plans and other programs. Class X shares are offered exclusively for sale to certain group plans.

        New Century                      Growth and                             Balanced
           Fund                          Income Fund                           Assets Fund
----------------------      --------------------------------      --------------------------------
Class A Class B  Class C    Class A Class B Class C Class I/(6)/  Class A Class B Class C Class I/(6)/
------- ------- -------     ------- ------- ------- -----------   ------- ------- ------- -----------
 5.75%   4.00%   1.00%       5.75%   4.00%   1.00%      None       5.75%   4.00%   1.00%      None
 5.75%    None    None       5.75%    None    None      None       5.75%    None    None      None

  None   4.00%   1.00%        None   4.00%   1.00%      None        None   4.00%   1.00%      None

  None    None    None        None    None    None      None        None    None    None      None
  None    None    None        None    None    None      None        None    None    None      None
  None    None    None        None    None    None      None        None    None    None      None
  None    None    None        None    None    None      None        None    None    None      None
 0.75%   0.75%   0.75%       0.75%   0.75%   0.75%     0.75%       0.75%   0.75%   0.75%     0.75%
 0.35%   1.00%   1.00%       0.35%   1.00%   1.00%     0.25%       0.35%   1.00%   1.00%     0.25%
 0.47%   0.54%   0.83%       0.40%   0.42%   0.39%     0.46%       0.40%   0.43%   0.43%     0.53%
 1.57%   2.29%   2.58%       1.50%   2.17%   2.14%     1.46%       1.50%   2.18%   2.18%     1.53%
    --      --   0.48%/(5)/     --      --      --     0.14%          --      --      --     0.24%
 1.57%   2.29%   2.10%       1.50%   2.17%   2.14%     1.32%/(5)/  1.50%   2.18%   2.18%     1.29%/(5)/

         Fund Highlights




                                                                  Value
                                                                  Fund
                                     ----------------------------------------------------------      -----------
                                      Class A     Class B     Class C    Class I/(6)/  Class Z/(6)/   Class A
                                     -------     -------     -------     -----------   -----------   -------
Shareholder Fees (fees paid
 directly from your investment)
Maximum Sales Charge Load             5.75%       4.00%       1.00%          None          None       5.75%
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)/(1)/   5.75%        None        None          None          None       5.75%
  Maximum Deferred Sales Charge
   (Load) (as a percentage of the
   lesser of the amount redeemed or
   original purchase cost)/(2)/        None       4.00%       1.00%          None          None        None
  Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends                           None        None        None          None          None        None
  Redemption Fee/(3)/                  None        None        None          None          None       2.00%
  Exchange Fee                         None        None        None          None          None       2.00%
Maximum Account Fee                    None        None        None          None          None        None
Annual Fund Operating
 Expenses (expenses that are
 deducted from Fund assets)
Management Fees                       1.00%       1.00%       1.00%         1.00%         1.00%       1.00%
  Distribution [and/or Service]
   (12b-1) Fees/(4)/                  0.35%       1.00%       1.00%         0.25%          None       0.35%
  Other Expenses                      0.42%       0.42%       0.47%         0.52%         0.35%       0.65%
Total Annual Fund
 Operating Expenses Before
 Expense Reimbursement                1.77%       2.42%       2.47%         1.77%         1.35%       2.00%
Expense Reimbursement                 0.04%       0.02%       0.06%         0.10%         0.16%       0.10%
Net Expenses                          1.73%/(5)/  2.40%/(5)/  2.41%/(5)/    1.67%/(5)/    1.19%/(5)/  1.90%/(5)/


                                        International Equity
                                                Fund
                                     ---------------------------------
                                      Class B     Class C    Class I/(6)/
                                     -------     -------     -----------
Shareholder Fees (fees paid
 directly from your investment)
Maximum Sales Charge Load             4.00%       1.00%          None
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)/(1)/    None        None          None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of the
   lesser of the amount redeemed or
   original purchase cost)/(2)/       4.00%       1.00%          None
  Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends                           None        None          None
  Redemption Fee/(3)/                  None        None          None
  Exchange Fee                         None        None          None
Maximum Account Fee                    None        None          None
Annual Fund Operating
 Expenses (expenses that are
 deducted from Fund assets)
Management Fees                       1.00%       1.00%         1.00%
  Distribution [and/or Service]
   (12b-1) Fees/(4)/                  1.00%       1.00%         0.25%
  Other Expenses                      0.66%       0.61%         0.67%
Total Annual Fund
 Operating Expenses Before
 Expense Reimbursement                2.66%       2.61%         1.92%
Expense Reimbursement                 0.11%       0.06%         0.12%
Net Expenses                          2.55%/(5)/  2.55%/(5)/    1.80%/(5)/



For footnotes, please refer to page 14.

Q: What are the Funds' expenses?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                    Biotech/Health                        Tax Managed
                                                         Fund                             Equity Fund
                                          ------------------------------      ------------------------------
                                           Class A     Class B     Class C     Class A     Class B     Class C
                                          -------     -------     -------     -------     -------     -------

 Shareholder Fees (fees paid
 directly from
 your investment)


 Maximum Sales Charge
 Load                                      5.75%       4.00%       1.00%       5.75%       4.00%       1.00%

Maximum Sales
 Charge (Load)
 Imposed on
 Purchases (as a
 percentage
 of offering
 price)/(1)/                               5.75%        None        None       5.75%        None        None

 Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   the lesser of
   the amount
   redeemed or
   original
   purchase
   cost)/(2)/                               None       4.00%       1.00%        None       4.00%       1.00%


   Maximum Sales Charge
   (Load)
   Imposed on Reinvested Dividends          None        None        None        None        None        None

 Redemption Fee/(3)/                        None        None        None        None        None        None

 Exchange Fee                               None        None        None        None        None        None

Maximum Account Fee                         None        None        None        None        None        None


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                            0.75%       0.75%       0.75%       0.85%       0.85%       0.85%

 Distribution
   [and/or
   Service] (12b-1)
   Fees/(4)/                               0.35%       1.00%       1.00%       0.35%       1.00%       1.00%

 Other Expenses                            0.73%       0.71%       0.71%       0.49%       0.50%       0.49%

Total Annual
 Fund Operating
 Expenses Before
 Expense
 Reimbursement                             1.83%       2.46%       2.46%       1.69%       2.35%       2.34%

Expense
 Reimbursement                             0.28%       0.26%       0.26%       0.24%       0.25%       0.24%

Net Expenses                               1.55%/(5)/  2.20%/(5)/  2.20%/(5)/  1.45%/(5)/  2.10%/(5)/  2.10%/(5)/



For footnotes, please refer to page 14.

         Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                     1 Year 3 Years 5 Years 10 Years
                                     ------ ------- ------- --------

           BLUE CHIP GROWTH FUND
            (Class A shares)........  $728  $1,051  $1,396   $2,366
            (Class B shares)*.......   629   1,006   1,410    2,429
            (Class C shares)........   340     739   1,265    2,706
            (Class I shares)........   135     421     729    1,601

           GROWTH OPPORTUNITIES FUND
            (Class A shares)........  $726  $1,045  $1,386   $2,345
            (Class B shares)*.......   630   1,009   1,415    2,432
            (Class C shares)........   332     715   1,225    2,626
            (Class I shares)........   135     421     729    1,601
            (Class X shares)........   114     356     617    1,363

           NEW CENTURY FUND
            (Class A shares)........  $726  $1,042  $1,381   $2,335
            (Class B shares)*.......   632   1,015   1,425    2,445
            (Class C shares)........   313     658   1,129    2,431

           GROWTH AND INCOME FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   620     979   1,364    2,333
            (Class C shares)........   317     670   1,149    2,472
            (Class I shares)........   134     418     723    1,590

           BALANCED ASSETS FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   621     982   1,370    2,341
            (Class C shares)........   321     682   1,170    2,513
            (Class I shares)........   131     409     708    1,556

           VALUE FUND
            (Class A shares)........  $741  $1,089  $1,460   $2,499
            (Class B shares)*.......   643   1,048   1,480    2,570
            (Class C shares)........   344     751   1,285    2,746
            (Class I shares)........   170     526     907    1,976
            (Class Z shares)........   121     378     654    1,443

           INTERNATIONAL EQUITY FUND
            (Class A shares)........  $757  $1,138  $1,542   $2,669
            (Class B shares)*.......   658   1,094   1,555    2,727
            (Class C shares)........   358     794   1,355    2,885
            (Class I shares)........   183     566     975    2,116

           BIOTECH/HEALTH FUND
            (Class A shares)........  $724  $1,036  $1,371   $2,314
            (Class B shares)*.......   623     988   1,380    2,370
            (Class C shares)........   323     688   1,180    2,534

           TAX MANAGED EQUITY FUND
            (Class A shares)........  $714  $1,007  $1,322   $2,210
            (Class B shares)*.......   613     958   1,329    2,265
            (Class C shares)........   313     658   1,129    2,431

           If you did not redeem your shares:
                                     1 Year 3 Years 5 Years 10 Years
                                     ------ ------- ------- --------

           BLUE CHIP GROWTH FUND
            (Class A shares)........  $728  $1,051  $1,396   $2,366
            (Class B shares)*.......   229     706   1,210    2,429
            (Class C shares)........   240     739   1,265    2,706
            (Class I shares)........   135     421     729    1,601

           GROWTH OPPORTUNITIES FUND
            (Class A shares)........  $726  $1,045  $1,386   $2,345
            (Class B shares)*.......   230     709   1,215    2,432
            (Class C shares)........   232     715   1,225    2,626
            (Class I shares)........   135     421     729    1,601
            (Class X shares)........   114     356     617    1,363

           NEW CENTURY FUND
            (Class A shares)........  $726  $1,042  $1,381   $2,335
            (Class B shares)*.......   232     715   1,225    2,445
            (Class C shares)........   213     658   1,129    2,431

           GROWTH AND INCOME FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   220     679   1,164    2,333
            (Class C shares)........   217     670   1,149    2,472
            (Class I shares)........   134     418     723    1,590

           BALANCED ASSETS FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   221     682   1,170    2,341
            (Class C shares)........   221     682   1,170    2,513
            (Class I shares)........   131     409     708    1,556

           VALUE FUND
            (Class A shares)........  $741  $1,089  $1,460   $2,499
            (Class B shares)*.......   243     748   1,280    2,570
            (Class C shares)........   244     751   1,285    2,746
            (Class I shares)........   170     526     907    1,976
            (Class Z shares)........   121     378     654    1,443

           INTERNATIONAL EQUITY FUND
            (Class A shares)........  $757  $1,138  $1,542   $2,669
            (Class B shares)*.......   258     794   1,355    2,727
            (Class C shares)........   258     794   1,355    2,885
            (Class I shares)........   183     566     975    2,116

           BIOTECH/HEALTH FUND
            (Class A shares)........  $724  $1,036  $1,371   $2,314
            (Class B shares)*.......   223     688   1,180    2,370
            (Class C shares)........   223     688   1,180    2,534

           TAX MANAGED EQUITY FUND
            (Class A shares)........  $714  $1,007  $1,322   $2,210
            (Class B shares)*.......   213     658   1,129    2,265
            (Class C shares)........   213     658   1,129    2,431

--------

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 23. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

         Fund Highlights




Q: How has the Subadviser to the Tax Managed Equity Fund performed in managing accounts with substantially similar investment objectives, policies and strategies to that of the Tax Managed Equity Fund?


A: J.P. Morgan Investment Management, Inc. the Fund's Subadviser, has managed such accounts since 1984. Set forth below is detailed information regarding the composite performance of these accounts.


   Subadviser's Historical Performance

     Set forth below is historical performance data for all accounts managed by the Fund's Subadviser which have investment objectives and policies similar (although not necessarily identical) to the Fund. The Subadviser has managed the accounts using investment styles and strategies substantially similar to those employed in advising the Fund. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. This information is not a prediction of the Fund's future performance. The Fund's performance may be higher or lower than the performance of the Subadviser's other accounts as presented below.

     We have calculated the information in the following manner:

      . We have based all the information presented below on data supplied by the Subadviser or Morningstar, Inc. ("Morningstar") which we believe is reliable.

      . All of the Subadviser's historical performance information reflects ANNUALIZED TOTAL RETURN over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. The term "annualized total return" signifies that cumulative total returns for the stated period (i.e., 1, 3, 5, or 10 years) have been adjusted to reflect a rate based on one year.

      . In order to present the total return information in a consistent manner, we calculate all returns by linking quarterly total return data on a compounded basis for the relevant number of quarters and annualizing the result over the equivalent number of years.

      . The Subadviser's performance is based on composite performance information of multiple accounts calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"). AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Unless otherwise indicated, no one has independently verified or audited the performance data.

      . Performance figures for the Subadviser do not reflect all of the Subadviser's assets under management and do not accurately reflect the performance of all accounts managed by the Subadviser.

      . The composite performance return of the Subadviser is reduced by the highest annual investment management fee and expenses charged to any account included in the composite.

      . The private accounts contained in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.

      . For each period presented, we compare the investment performance for the Subadviser to the average performance of a group of similar mutual funds tracked by Morningstar and the S&P 500 Index. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.

      .  Returns are shown on a pre-tax basis.


                                                  Annualized Total Return
                                -----------------------------------------------------------
                                J.P. Morgan U.S. Tax Aware     S&P 500
                                     Diversified Core      Composite Stock Morningstar Large
                                    Equity Composite*       Price Index**   Blend Category
Period Ending December 31, 2004 -------------------------- --------------- -----------------
           1 Year..............           10.09                 10.88             9.96%
           3 Years.............            1.96                  3.59             2.93%
           5 Years.............           -2.16                 -2.30            -1.77%
           10 Years............           12.17                 12.07            10.42%

--------
* Returns reflect the deduction of the highest investment management fees and expenses charged for any account in the composite.

** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

NOTES

Subadviser Performance

The Subadviser's performance is presented as a composite of multiple accounts, including mutual funds, as described above. The Fund's fees and expenses may be greater than those charged by the Subadviser. Accordingly, the Fund's actual performance results may be less.


The Subadviser's historical performance data covers 10 years and reflects the performance of the J.P Morgan U.S. Tax Aware Diversified Core Equity Composite (the "Composite") (which includes two mutual funds, including the SunAmerica Tax Managed Equity Fund). The Composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by the Subadviser in managing the Fund. As of December 31, 2004, the Composite included 555 accounts with aggregate assets of $2.5 billion. The Composite returns were supplied to the Fund by the Subadviser does not take into account certain fees, but have been adjusted to reflect the highest applicable investment management fees and expenses charged to any account included in the Composite for the reporting period.


Morningstar Large Blend Category

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Fund.

         Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this prospectus including: Class A, Class B, Class C, Class I, Class X and Class Z shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.


             CLASS A                             CLASS B                             CLASS C

..  Front-end sales charges, as      .  No front-end sales charge; all   .  No front-end sales charge, all
   described below. There are          your money goes to work for you     your money goes to work for you
   several ways to reduce these        right away.                         right away.
   charges, also described below.   .  Higher annual expenses than      .  Higher annual expenses than
..  Lower annual expenses than          Class A shares.                     Class A shares.
   Class B or Class C shares.       .  Deferred sales charge on shares  .  Deferred sales charge on shares
                                       you sell within six years of        you sell within twelve months
                                       purchase, as described on page      of purchase, as described below.
                                       23.                              .  No conversion to Class A.
                                    .  Automatic conversion to Class A
                                       shares approximately eight
                                       years after purchase.
                                    .  Purchases in an amount of
                                       $100,000 or more will not
                                       permitted; you should consult
                                       with your financial advisor to
                                       determine whether other share
                                       classes are more beneficial
                                       given your circumstances.


             CLASS I                             CLASS X                             CLASS Z

..  Offered exclusively to certain   .  Offered exclusively to certain   .  Offered exclusively to certain
   institutions.                       group plans including, but not      SunAmerica affiliated
..  No sales charges.                   limited to, state- sponsored        companies' retirement plans
..  Lower annual expenses than          tuition savings plans.              (the "Plan").
   Class A, B, or C Shares.         .  No sales charges.                .  No sales charges.
                                                                        .  Lower annual expenses than
                                                                           Class A, B, C or I Shares.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:


                                    Sales Charge    Concession to Dealers
                                  ---------------------------------------
                                    % of   % of Net         % of
                                  Offering  Amount        Offering
Your Investment                    Price   Invested         Price
                                  ---------------------------------------
Less than $50,000................  5.75%    6.10%           5.00%
$50,000 but less than $100,000...  4.75%    4.99%           4.00%
$100,000 but less than $250,000..  3.75%    3.90%           3.00%
$250,000 but less than $500,000..  3.00%    3.09%           2.50%
$500,000 but less than $1,000,000  2.00%    2.04%           1.75%
$1,000,000 or more*..............   None     None           1.00%

--------
* Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

             Years after purchase       CDSC on shares being sold
             1st or 2nd year            4.00%
             3rd or 4th year            3.00%
             5th year                   2.00%
             6th year                   1.00%
             7th year and thereafter    None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC Schedule described above.


CLASS C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after you buy them.




Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under "Information and records to be provided to Fund."

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time.


  . Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold.


  . Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         Shareholder Account Information





  . Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.


WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Fund reserves the right to modify or to cease offering these programs at any time.

  . Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee based investment products under an agreement with AIG SunAmerica Capital Services, Inc. The following conditions established by the AIG SunAmerica Capital Services, Inc. apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Funds may be purchased by clients at net asset value.

  . Participants in certain qualified retirement plans or employee benefit plans (other than IRAs) which are sponsored or administered by SunAmerica or an affiliate thereof. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

  . Selling brokers and their employees and sales representatives and their families.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS B AND C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of CLASS B and C shares. The Fund reserves the right to modify or to cease offering these programs at any time.

  . Death. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

  . Disability. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

  . Distributions or Loans. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

  . Systematic Withdrawal Plan. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The Fund and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  . Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the same Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

  . Exchange of shares. Shares of the Fund may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

  . Reinstatement privilege. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the same Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).


INFORMATION AND RECORDS TO BE PROVIDED TO FUND. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.




For more information regarding the sales charge reductions and waivers described above, please visit our website at www. sunamericafunds.com, and select the "Additional Investor Services" hyperlink.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I, Class X and Class Z) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to the AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                        Account Maintenance and
                 Class Distribution Fee       Service Fee
                   A        0.10%                0.25%
                   B        0.75%                0.25%
                   C        0.75%                0.25%


Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

         Shareholder Account Information



OPENING AN ACCOUNT (CLASSES A, B AND C)


1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for each class of each Fund are as follows:
  .  non-retirement account: $500

  .  retirement account: $250

  .  dollar cost averaging: $500 to open; you must invest at least $25 a month

   The minimum subsequent investments for the Funds are as follows:

  .  non-retirement account: $100

  .  retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Fund through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

         Shareholder Account Information


HOW TO BUY SHARES (CLASS A, B AND C)


Buying Shares Through Your Dealer

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Buying Shares Through the Fund

Opening an Account                                 Adding to an Account

By check

-----------------------------------------------------------------------------------

  .  Make out a check for the               .  Make out a check for the
     investment amount, payable to             investment amount, payable to
     the specific Fund or payable              the specific Fund or payable
     to AIG SunAmerica Mutual                  to AIG SunAmerica Mutual
     Funds. An account cannot be               Funds. Shares cannot be
     opened with a Fund check.                 purchased with a Fund check.
  .  Deliver the check and your             .  Include the stub from your
     completed Account Application             Fund statement or a note
     (and Supplemental Account                 specifying the Fund name,
     Application, if applicable)               your share class, your
     to:                                       account number and the
                                               name(s) in which the account
       (via regular mail)                      is registered.
       AIG SunAmerica Mutual Funds          .  Indicate the Fund and account
       c/o BFDS                                number in the memo section of
       PO Box 219186                           your check.
       Kansas City, MO 64121-9186           .  Deliver the check and your
                                               stub or note to your broker
       (via express, certified and             or financial advisor, or mail
       registered mail)                        them to:
       AIG SunAmerica Mutual Funds
       c/o BFDS                                  (via regular mail)
       330 W 9th St.                             AIG SunAmerica Mutual Funds
       Kansas City, MO 64105-1514                c/o BFDS
                                                 PO Box 219373
  .  All purchases must be in U.S.               Kansas City, MO 64121-9373
     dollars. Cash, money orders
     and/or travelers checks will                (via express, certified and
     not be accepted. A $25.00 fee               registered mail)
     will be charged for all                     AIG SunAmerica Mutual Funds
     checks returned due to                      c/o BFDS
     insufficient funds.                         330 W 9th St.
  .  Accounts can only be opened                 Kansas City, MO 64105-1514
     by check by a non-resident
     alien or on funds drawn from
     a non-U.S. bank if they are
     processed through a brokerage
     account or the funds are
     drawn from a U.S. branch of a
     non-U.S. bank. A personal
     check from an investor should
     be drawn from the investor's
     bank account. In general,
     starter checks, cash
     equivalents, stale-dated or
     post-dated checks will not be
     accepted.

By wire

       -----------------------------------------------------------------

         .  Fax your completed            .  Instruct your bank
            application to AIG               to wire the amount
            SunAmerica Fund                  of your investment
            Services, Inc. at                to:
            201-324-6496.
         .  Obtain your account                State Street Bank
            number by calling                  & Trust Company
            Shareholder Services               Boston, MA
            1-800-858-8850.                    ABA #0110-00028
         .  Instruct your bank                 DDA # 99029712
            to wire the amount
            of your investment                 ATTN: (Put Name of
            to:                                Fund and Share
                                               Class).
              State Street Bank
              & Trust Company                  FBO: (Account
              Boston, MA                       number & names in
              ABA #0110-00028                  which the Acct. is
              DDA # 99029712                   registered).

              ATTN: (Put Name of        Your bank may charge a
              Fund and Share            fee to wire funds.
              Class).

              FBO: (Account
              number & names in
              which the Acct. is
              registered).

       Your bank may charge a
       fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

HOW TO SELL SHARES (CLASS A, B AND C)


Selling Shares Through Your Dealer

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Selling Shares Through the Fund

By mail

 -----------------------------------------------------------------------------

 Send your request to:                     Your request should include:

        Via Regular mail                     .  Your name,
        AIG SunAmerica Mutual Funds          .  Fund name, share class and
        c/o BFDS                                account number,
        PO Box 219186                        .  The dollar amount or number
        Kansas City, MO 64121-9186              of shares to be redeemed,
                                             .  Any special payment
        Via express, certified and              instructions,
        registered mail                      .  The signature of all
        AIG SunAmerica Mutual Funds             registered owners exactly as
        c/o BFDS                                the account is registered, and
        330 West 9th Street                  .  Any special documents
        Kansas City, MO 64105-1514              required to assure proper
                                                authorization.

By phone

    -----------------------------------------------------------------------

      .  Call Shareholder Services at
         1-800-858-8850 between 8:30
         a.m. and 7:00 p.m. Eastern
         time on most business days.
      .  Or, for automated 24-hour
         account access call FastFacts
         at 1-800-654-4760.

By wire




    -----------------------------------------------------------------------

    If banking instructions exist on    If the account registration at
    your account, this may be done by   your bank is different than your
    call-ing Shareholder Services at    ac-count at AIG SunAmerica, your
    1-800-858-8850 between 8:30 a.m.    request must be signature
    and 7:00 p.m. (Eastern time) on     guaran-teed. A notarization is not
    most business days. Otherwise, you  acceptable.
    must provide, in writing, the
    following information:              Minimum amount to wire money is
                                        $250. A $15 fee will be de-ducted
      .  The fund name, share class     from your account.
         and account number you are
         redeeming,
      .  Bank or financial institution
         name,
      .  ABA routing number,
      .  Account number, and
      .  Account registration.


By internet

--------------------------------------------------------------------------------

    Visit our website at                Proceeds for all transactions will
    WWW.SUNAMERICAFUNDS.COM, and        normally be sent on the business
    select the "View Your Account"      day after the trade date.
    hyperlink (generally not available  Additional documents may be
    for retire-ment accounts).          required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE:

To protect you and the fund from fraud, the following redemption requests must be in writing and include a signature guarantee (although there may be other situations that also require a signature guarantee) if:

  .  Redemptions of $100,000 or more

  .  The proceeds are to be payable other than as the account is registered

  . The redemption check is to be sent to an address other than the address of record

         Shareholder Account Information


  .  Your address of record has changed within the previous 30 days

  .  Shares are being transferred to an account with a different registration

  . Someone (such as an executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a signature guarantee from the following sources:

  .  A broker or securities dealer

  .  A federal savings, cooperative or other type of bank

  .  A savings and loan or other thrift institution

  .  A credit union

  .  A securities exchange or clearing agency.

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of each Fund are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Funds are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS X)

Class X shares are offered exclusively for sale to certain group plans including, but not limited to state-sponsored tuition savings plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class X shares (a "Plan"). Class X shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class X shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class X shares. Inquiries regarding the purchase, redemption or exchange of Class X shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the

Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.


The International Equity Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of these Funds' shares may change on days when the Fund is not open for purchase or redemptions.



BUY AND SELL PRICES. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I, Class X or Z shares, you pay the NAV. When you sell Class I, Class X or Z shares, you receive NAV.


EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund except International Equity Fund, Value Fund and Tax Managed Equity Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other AIG SunAmerica Funds.

         Shareholder Account Information



With respect to Class A shares of the International Equity Fund, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 33.


REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

CERTIFICATED SHARES. The Funds do not issue certificated shares.

REDEMPTION FEE. With respect to Class A shares of the International Equity Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. The Redemption Fee does not apply to shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Fund below.

FUND HOLDINGS. The Fund's policies and procedures with respect to the Fund's securities are described in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

MARKET TIMING POLICIES. The Funds discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds' Boards of Directors/Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' transfer agent. While the Funds' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Funds' prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.




In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing", there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The following funds may invest in foreign securities: Blue Chip Growth; Growth and Income; Balanced Assets; Value Fund; International Equity; Biotech/Health Fund; and Tax Managed Equity. Also, Market timers may also seek to exploit Funds that hold significant investments in small-cap securities and High Yield ("Junk") Bonds, which may not be frequently traded. The following funds may invest in small-cap securities: Growth Opportunities; Growth and Income; Balanced Assets; and Tax Managed Equity. The following funds may invest in high-yield ("junk") bonds:
Balanced Asset; and International Equity.


MARKET TIMING PROCEDURES. The Fund's procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund's investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds' service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

In addition, the International Equity Fund assesses short-term exchange and redemption fees as described under the subsections entitled "Exchanges" and "Redemption fee."


REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next business day following receipt by the Fund.



ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

  .  Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Make sure your dividends and capital gains are being reinvested.



SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. To use:

  . Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Specify the amount(s). Each exchange must be worth at least $50.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

         Shareholder Account Information


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

  . After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

  . After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through a Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at WWW.SUNAMERICAFUNDS.COM, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through a Fund.)

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid at least annually by the Funds.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Fund shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class X and Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class C and Class I shares as a result of the fact that Class X and Class Z shares are not subject to any distribution or service fee.


TAXABILITY OF DIVIDENDS. As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January, which were declared in a previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I, CLASS X OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, effects of sales charges, or administrative fees (for retirement plans only).

         More Information About the Funds

                            FUND INVESTMENT  STRATEGIES

       Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.


                                     BLUE CHIP                    GROWTH
                                      GROWTH                   OPPORTUNITIES
What is the Fund's          Capital appreciation         Capital appreciation
investment goal?
-----------------------------------------------------------------------------------
What principal investment   growth                       growth
strategy does the Fund use
to implement its
investment goal?
-----------------------------------------------------------------------------------
What are the Fund's         .active trading of equity    . active trading of
principal investment          securities of Blue Chip      equity securities that
techniques?                   companies that               demonstrate the
                              demonstrate the              potential for capital
                              potential for capital        appreciation, issued
                              appreciation, issued by      generally by small-cap
                              large-cap companies. At      companies
                              least 80% of the Fund's
                              net assets plus any
                              borrowing for
                              investment purposes will
                              be invested in Blue Chip
                              Companies.
-----------------------------------------------------------------------------------
What are the Fund's other   .Foreign securities          .Small-cap stocks
significant (non-principal)
investments?

-----------------------------------------------------------------------------------
What other types of         . Short-term investments     .Short-term investments
securities may the Fund       (up to 10%)                  (up to 10%)
normally invest in as part  .Defensive instruments       .Defensive
of efficient portfolio      .Options and futures           investments
management and which        .Special situations          .Options and futures
may produce some            .Borrow for temporary        .Special situations
income?                       or emergency purposes      .Borrow for temporary
                              (up to 5%)                   or emergency purposes
                                                           (up to 5%)
-----------------------------------------------------------------------------------
What risks may affect the   PRINCIPAL RISKS:             PRINCIPAL RISKS:
Fund?                       .Market volatility           .Market volatility
                            .Securities selection        .Securities selection
                            NON-PRINCIPAL RISKS:         .Small and mid
                            .Foreign securities            market capitalization
                            .Derivatives                 NON-PRINCIPAL RISKS:
                            .Hedging                     .Derivatives
                            .Emerging markets            .Hedging
                                                         .Technology
                                                           companies

-----------------------------------------------------------------------------------


                                                  GROWTH AND                                BALANCED
            NEW CENTURY                             INCOME                                   ASSETS
Capital appreciation                Capital appreciation and                Capital appreciation and
                                    current income                          conservation of principal
----------------------------------------------------------------------------------------------------------------------
growth                              growth and value                        asset allocation and growth
----------------------------------------------------------------------------------------------------------------------
..  active trading of equity         .active trading of equity securities    .invests, under normal market
   securities that demonstrate the    issued by companies of any size,        conditions, at least 25% of its total
   potential for capital              that pay dividends, demonstrate         assets in equity securities issued by
   appreciation, without regard to    the potential for capital               companies with market
   market capitalization              appreciation and/or are believed to     capitalization of over $1.5 billion
                                      be undervalued in the market            that demonstrate the potential for
                                                                              capital appreciation,
                                                                            .Invests at least 25% of its total
                                                                              assets in high-quality bonds and
                                                                              engage in active trading of such
                                                                              securities

----------------------------------------------------------------------------------------------------------------------
..  None                             .Small-cap stocks                       .Small-cap stocks
                                    .Foreign securities                     .Foreign securities
                                    .Investment grade fixed income          .Junk bonds (up to 15%)
                                      securities

----------------------------------------------------------------------------------------------------------------------
..  Short-term investments (up to    .Short-term investments                 .Short-term investments
   10%)                               (up to 10%)                             (up to 10%)
..  Defensive investments            .Defensive instruments                  .Defensive investments
..  Options and futures              .Options and futures                    .Options and futures
..  Special situations               .Special situations                     .Special situations
..  Borrow for temporary or          .Borrow for temporary                   .Borrow for temporary
   emergency purposes (up to 5%)      or emergency purposes                   or emergency purposes
..  Borrow to enhance investment       (up to 5%)                              (up to 5%)
   performance (up to 50%)          .Borrow to enhance
                                      investment performance
                                      (up to 50%)
----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                    PRINCIPAL RISKS:                        PRINCIPAL RISKS:
..  Market volatility                .Market volatility                      .Market volatility
..  Securities selection             .Securities selection                   .Securities selection
..  Small and mid market             .Small and mid market                   .Small and mid market
   capitalization                     capitalization                          capitalization
NON-PRINCIPAL RISKS:                NON-PRINCIPAL RISKS:                    NON-PRINCIPAL RISKS:
..  Derivatives                      .Derivatives                            .Derivatives
..  Hedging                          .Hedging                                .Hedging
..  Technology companies             .Interest rate fluctuations             .Interest rate fluctuations
                                    .Credit quality                         .Credit quality
                                    .Foreign securities                     .Emerging markets
                                                                            .Foreign securities
----------------------------------------------------------------------------------------------------------------------




            NEW CENTURY                      VALUE FUND
Capital appreciation                Long-term growth of capital

------------------------------------------------------------------
growth                              value
------------------------------------------------------------------
..  active trading of equity         .active trading of equity
   securities that demonstrate the    securities of companies of
   potential for capital              any market capitalization
   appreciation, without regard to    that offer the potential
   market capitalization              for long-term growth of
                                      capital






------------------------------------------------------------------
..  None                             .Foreign securities




------------------------------------------------------------------
..  Short-term investments (up to    .Short-term investments
   10%)                             .Defensive instruments
..  Defensive investments            .Options and futures
..  Options and futures              .Special situations
..  Special situations               .Currency transactions
..  Borrow for temporary or          .Borrow for temporary
   emergency purposes (up to 5%)      or emergency purposes
..  Borrow to enhance investment       (up to 33 1/3%)
   performance (up to 50%)          .Borrow to enhance
                                      investment performance
                                      (up to 50%)
------------------------------------------------------------------
PRINCIPAL RISKS:                    PRINCIPAL RISKS:
..  Market volatility                .Market volatility
..  Securities selection             .Securities selection
..  Small and mid market             .Non-diversification
   capitalization                   .Small and mid market
NON-PRINCIPAL RISKS:                  capitalization
..  Derivatives                      NON-PRINCIPAL RISKS:
..  Hedging                          .Foreign exposure
..  Technology companies             .Derivatives
                                    .Hedging
                                    .Currency volatility

------------------------------------------------------------------

         More Information About the Funds



                                           INTERNATIONAL                   BIOTECH/HEALTH
                                              EQUITY                            FUND
What is the Fund's investment      Capital appreciation            Long-term growth of capital
goal?

---------------------------------------------------------------------------------------------------
What principal investment          international                   growth
strategy does the Fund use to
implement its investment goal?
---------------------------------------------------------------------------------------------------
What are the Fund's principal      .active trading of equity       .Invests, under normal
investment techniques?               securities and other            market conditions, at least
                                     securities with equity          80% of its net assets in
                                     characteristics of non-U.S.     equity securities of
                                     issuers located in a number     companies principally
                                     of different other than the     engaged in biotechnology
                                     U.S. and selected without       or healthcare, without
                                     regard to market                regard to market
                                     capitalization. At least        capitalization and engages
                                     80% of the Fund's net           in active trading of those
                                     assets plus any borrowing       securities
                                     for investment purposes
                                     will be invested in equity
                                     securities.
---------------------------------------------------------------------------------------------------
What are the Fund's other          .Foreign investment             .Foreign securities
significant (non-principal)          companies
investments?
---------------------------------------------------------------------------------------------------
What other types of securities may .Fixed income securities        .Short-term investments
the Fund normally invest in as       (up to 20%)                   .Defensive investments
part of efficient portfolio        .Short-term investments         .Options and futures
management and which may           .Defensive instruments          .Special situations
produce some income?               .Options and futures            .Borrow for temporary
                                   .Special situations               or emergency purposes
                                   .Currency transactions            (up to 33 1/3%)
                                   .Junk bond                      .Borrow to enhance
                                   .Borrow for temporary             investment performance
                                     or emergency purposes           (up to 50%)
                                     (up to 33 1/3%)
                                   .Borrow to enhance
                                     investment performance
                                     (up to 50%)
---------------------------------------------------------------------------------------------------
What risks may affect the Fund?    PRINCIPAL RISKS:                PRINCIPAL RISKS:
                                   .Market volatility              .Market volatility
                                   .Securities selection           .Securities selection
                                   .Non-diversification            .Biotechnology and
                                   .Foreign exposure                 healthcare companies
                                   .Currency volatility            .Non-diversification
                                   .Small and mid market           .Small and mid market
                                     capitalization                  capitalization
                                   NON-PRINCIPAL RISKS:            NON-PRINCIPAL RISKS:
                                   .Emerging markets               .Foreign exposure
                                   .Derivatives                    .Derivatives
                                   .Hedging                        .Hedging
---------------------------------------------------------------------------------------------------



                                             TAX MANAGED
                                             EQUITY FUND
What is the Fund's investment      High total return while
goal?                              minimizing the impact of
                                   capital gains
-------------------------------------------------------------------
What principal investment          growth and value
strategy does the Fund use to
implement its investment goal?
-------------------------------------------------------------------
What are the Fund's principal      .Invests, under normal
investment techniques?               market conditions, at least
                                     80% of its net assets in
                                     equity securities of large-
                                     cap and mid-cap U.S.
                                     companies while
                                     attempting to minimize
                                     capital gains distributions
                                     to shareholders and
                                     engages in active trading of
                                     those securities



-------------------------------------------------------------------
What are the Fund's other          .Small-cap companies
significant (non-principal)        .Foreign securities
investments?
-------------------------------------------------------------------
What other types of securities may .Short-term investments
the Fund normally invest in as     .Defensive investments
part of efficient portfolio        .Special situations
management and which may           .Borrow for temporary
produce some income?                 or emergency purposes
                                     (up to 33 1/3%)
                                   .Borrow to enhance
                                     investment performance
                                     (up to 50%)





-------------------------------------------------------------------
What risks may affect the Fund?    PRINCIPAL RISKS:
                                   .Market volatility
                                   .Securities selection
                                   .Tax managed strategy may
                                     affect pre-tax returns
                                   .Small and mid market
                                     capitalization
                                   NON-PRINCIPAL RISKS:
                                   .Foreign exposure



-------------------------------------------------------------------

       GLOSSARY

  Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

  Debt ratings. The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.
INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION and GROWTH OF CAPITAL are growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

ACTIVE TRADING means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced. The Tax Managed Equity Fund attempts to invest in a tax aware manner that is designed to reduce, although not eliminate, capital gains distributions to shareholders. The Tax Manage Equity Fund does not expect turnover to be high.

ASSET ALLOCATION means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.

LARGE-CAP COMPANIES are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $8.6 billion or higher.

MID-CAP COMPANIES are those with markets caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.5 billion and $8.6 billion.

SMALL-CAP COMPANIES are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.5 billion or less.

FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

         More Information About the Funds


CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

EMERGING MARKET: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

CURRENCY VOLATILITY: The value of a Fund's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies. As a result, a fund that invests in technology companies may be considerably more volatile than a fund that does not invest in technology companies.

BIOTECHNOLOGY AND HEALTHCARE COMPANIES: Biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Biotech/Health Fund's returns may be considerably more volatile than the returns of a fund that does not invest in biotechnology and healthcare companies.

NON-DIVERSIFICATION: International Equity Fund, Biotech/Health Fund and Value Fund are non-diversified and may take concentrated positions on a small number of investments. As a result, their performance may be affected more by a decline in the market price of one such investment than would be the case if the Funds were more diversified.

TAX MANAGED STRATEGY: A strategy to maximize after-tax returns may entail certain investment techniques that will affect pre-tax returns. For example, the Tax Managed Equity Fund may not sell an appreciated security to avoid recognizing a capital gain only to experience a subsequent decline in value of the security. Thus, the Fund could miss out on opportunities to sell, and, because its cash may be otherwise invested, opportunities to make new investments. Moreover, a tax managed strategy will not eliminate all capital gains. The tax managed strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund which ultimately will be distributed to you, or affect the potential tax liability if an investor sells or exchanges shares. In addition, excessive redemption activity could compromise the ability to pursue the tax managed strategy.

..



         Fund Management


ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica"), which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, SunAmerica selects and manages Fund investments except to the extent it has delegated portfolio management of a Fund to a subadviser. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Focused Series, Inc. and SunAmerica Senior Floating Rate Fund, Inc. SunAmerica managed, advised or administered assets in excess of $39.6 billion as of September 30, 2004.



For the fiscal year ended September 30, 2004, The Funds paid the adviser the following, expressed as an annual percentage of the average daily net assets of each portfolio:



Portfolio            Rate of Investment Advisory Fee
---------            -------------------------------

Blue Chip Growth                  0.75%

Growth Opportunities              0.75%

New Century                       0.75%

Growth and Income                 0.75%

Balanced Asset                    0.75%

International Equity              1.00%

Value Fund                        1.00%

Biotech/Health                    0.75%

Tax Managed Equity                0.85%





SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund's investors. Further, any waivers or reimbursements made by SunAmerica with respect to Value, International Equity, Biotech/Health and Tax Managed Equity Funds are subject to recoupment from that Fund within the previous two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.



SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with unaffiliated Subadvisers approved by the Board of Directors, without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with the Subadviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Subadviser changes. The order also permits a Fund to disclose to shareholders the Subadvisers' fees only in the aggregate for the Fund.


SunAmerica's investment discipline is based on fundamental research of earnings, revenues and market opportunities. Investment decisions are based upon a company's underlying fundamentals and strategic position, in light of industry and market outlook. SunAmerica makes buy and sell decisions consistent with the investment goals and strategies of each fund.

When the Prospectus refers to the "Adviser", it means SunAmerica, AIGGIC, American Century or J.P. Morgan Investment Management, Inc. as applicable.


The Subadvisers and Portfolio Managers are described below.


INTERNATIONAL EQUITY FUND

The International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC"), located at 175 Water Street, New York, NY 10038, which is responsible for investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica. AIGGIC is an indirect, wholly owned subsidiary of American International Group, ("AIG").


As of September 30, 2004, AIGGIC and its affiliated asset managers (collectively known as "AIG Global Investment Group") had approximately $450 billion in assets under management, approximately $66 billion of which relate to assets of non-AIG clients. AIG

Global Investment Group comprises a group of international investment adviser companies which provide advice, investment products and asset management services to clients around the world. SunAmerica and not the Fund compensates AIGGIC for its services.


Hans Danielsson is the portfolio manager for SunAmerica International Equity Fund. Mr. Danielsson joined AIG Global Investment Group in 1998 and is responsible for directing the investment approach for all equity investment activities worldwide. Mr. Danielsson has developed the firm's philosophy and process for equity investing globally. In addition to leading AIGGIG's equity teams, Mr. Danielsson also has direct portfolio management responsibilities for global equity strategies. In 2002 he was appointed Corporate Vice President, Investments. Prior to AIGGIG, Mr. Danielsson worked for five years with SE Banken Fonder (SEB Asset Management), as CIO of International Equities, and for eight years with JP Morgan in London. His investment industry experience began in 1977. Mr. Danielsson received a BA from Uppsala University in Sweden and an MBA from INSEAD in France.





BLUE CHIP GROWTH FUND


BALANCED ASSET FUND



The Blue Chip Growth Fund, and the Balanced Asset Fund ("the Funds") are advised by SunAmerica.



The portfolio manager of the Blue Chip Growth Fund, and the equity portion of the Balanced Asset Fund is Frank Gannon. Mr. Gannon is a Senior Vice-President at SunAmerica and is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Gannon has worked at SunAmerica for the past 13 years, during which time he has also served as Assistant Vice-President and Vice President. Mr. Gannon holds a Bachelor of Arts in English and Economics and a Masters Degree in English from Boston College.



The fixed income portion of the Balanced Assets Fund is managed by the Fixed Income Investment team which consists of sixteen portfolio managers, research analysts and traders.



GROWTH OPPORTUNITIES FUND


NEW CENTURY FUND


BIOTECH/HEALTH FUND



The Growth Opportunities Fund, New Century Fund and Biotech/Health Fund ("the Funds") are advised by SunAmerica.



The portfolio manager of the Funds is Brian Clifford. Mr. Clifford is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Clifford joined SunAmerica in May 1998 as a portfolio manager. Prior to joining SunAmerica Mr. Clifford was a portfolio manager at Morgan Stanley Dean Witter from April 1995 to February 1998 and an equity analyst and investment management associate with Dean Witter InterCapital from October 1994 to April 1995. Mr. Clifford received a Bachelor of Science in Accounting from the University of Richmond and is a Chartered Financial Analyst.



GROWTH AND INCOME FUND


VALUE FUND



The Value Fund and the Growth and Income Fund ("the Funds") are advised by SunAmerica.



The portfolio manager of the Funds is Steven Neimeth. Mr. Neimeth is a Senior Vice-President at SunAmerica and is primarily responsible for the day-to-day management of the portfolios. Mr. Neimeth has over 10 years of experience in the investment industry, focusing the past five years on the large-cap value segment of the market. Prior to joining SunAmerica in April 2004, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Sterns Asset Management. Mr. Neimeth holds a Bachelor of Arts from Hobart & William Smith Colleges and a Masters of Business of Administration from the Johnson School of Management at Cornell University.


TAX MANAGED EQUITY FUND


J.P. Morgan Investment Management Inc. ("J.P. Morgan"), subadviser to the Tax Managed Equity Fund, is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2004, J.P. Morgan, together with its affiliated companies, had approximately $791 in assets under management.



The portfolio managers of the Fund are Terry Banet, Managing Director of J.P. Morgan, and Louise P. Sclafani, Managing Director of J.P. Morgan. Ms. Banet is a senior portfolio manager for private equity and balanced accounts for J.P. Morgan's high net worth clients. In addition, Ms. Banet manages the JP Morgan Tax Aware U.S. Equity Fund. In her 18 years at J.P. Morgan, Ms. Banet has done extensive work in product development for both U.S. and international clients and was key in helping develop J.P. Morgan's Tax Aware equity process. She joined J.P. Morgan in 1985 after two years at Coopers & Lybrand. Ms. Banet earned her B.S. degree from Lehigh University and holds an M.B.A. from Wharton.



Ms. Sclafani is a Senior portfolio manager in J.P. Morgan's Private Client Equity group. In particular, she manages tax-aware portfolios for private clients and mutual funds. She began her investment career at J.P. Morgan in equity research in 1983. She left to join Brundage, Story and Rose where she was an equity analyst and portfolio manager and returned to J.P. Morgan in 1994. Ms. Sclafani holds a B.A. from Colgate University, an M.F.S. from Yale and an M.B.A. from Pace University. She is a Chartered Financial Analyst.

         Fund Management


DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, an AIG SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, an AIG SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares.

For Class X and Class Z, the Administrator receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class X and Class Z shares. SunAmerica, the Distributor and the Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

         Financial Highlights


The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information, except for the International Equity Fund for the fiscal years ended October 31, 2001, 2000 and 1999 and the Value Fund, the Biotech/Health Fund and the Tax Managed Equity Fund, for the fiscal years ended October 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request. The information for the International Equity Fund for the fiscal years ended September 30, 2002 and 2003 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request. The financial highlights of the International Equity Fund for fiscal periods prior to September 30, 2002, and the Value Fund, the Biotech/Health Fund and the Tax Managed Equity Fund for fiscal periods prior to September 30, 2004 have been audited by PricewaterhouseCoopers, LLP.


BLUE CHIP GROWTH FUND


                                   Net gain
                           Net    on invest-    Total    Dividends Distri-
              Net Asset  invest-  ments (both    from    from net  butions          Net Asset           Net Assets
               Value,     ment     realized    invest-    invest-    from    Total   Value,               end of
Period        beginning  income       and        ment      ment    capital  distri-  end of     Total     period
Ended         of period (loss)(1) unrealized) operations  income    gains   butions  period   Return(2)  (000's)
------        --------- --------- ----------- ---------- --------- -------- ------- --------- --------- ----------
                                                                   Class A
                  -         -          -          -          -     -------     -        -         -         -
9/30/00......  $23.62    $(0.14)    $  8.00    $  7.86     $ --     $(2.46) $(2.46)  $29.02     34.66%   $152,788
9/30/01......   29.02     (0.03)     (11.13)    (11.16)      --      (3.51)  (3.51)   14.35    (42.23)     82,523
9/30/02......   14.35     (0.07)      (3.13)     (3.20)      --         --      --    11.15    (22.30)     59,812
9/30/03......   11.15     (0.06)       2.03       1.97       --         --      --    13.12     17.67      64,672
9/30/04......   13.12     (0.08)       1.05       0.97       --         --      --    14.09      7.39      62,316
                                                                   Class B
                  -         -          -          -          -     -------     -        -         -         -
9/30/00......  $22.43    $(0.31)    $  7.58    $  7.27     $ --     $(2.46) $(2.46)  $27.24     33.80%   $ 67,586
9/30/01......   27.24     (0.16)     (10.35)    (10.51)      --      (3.51)  (3.51)   13.22    (42.66)     34,649
9/30/02......   13.22     (0.16)      (2.86)     (3.02)      --         --      --    10.20    (22.84)     31,203
9/30/03......   10.20     (0.14)       1.84       1.70       --         --      --    11.90     16.67      30,263
9/30/04......   11.90     (0.16)       0.96       0.80       --         --      --    12.70      6.72      27,946
                                                                   Class C+
                  -         -          -          -          -     --------    -        -         -         -
9/30/00......  $22.43    $(0.31)    $  7.53    $  7.22     $ --     $(2.46) $(2.46)  $27.19     33.57%   $  8,939
9/30/01......   27.19     (0.15)     (10.32)    (10.47)      --      (3.51)  (3.51)   13.21    (42.58)      6,127
9/30/02......   13.21     (0.16)      (2.87)     (3.03)      --         --      --    10.18    (22.94)      7,687
9/30/03......   10.18     (0.16)       1.85       1.69       --         --      --    11.87     16.60       7,286
9/30/04......   11.87     (0.18)       0.96       0.78       --         --      --    12.65      6.57       6,458
                                                                   Class I
                  -         -          -          -          -     -------     -        -         -         -
11/16/01-
 9/30/02/(3)/  $16.30    $(0.04)    $ (5.10)   $ (5.14)    $ --     $   --  $   --   $11.16    (31.53)%  $ 15,612
9/30/03......   11.16     (0.04)       2.04       2.00       --         --      --    13.16     17.92      19,778
9/30/04......   13.16     (0.04)       1.05       1.01       --         --      --    14.17      7.67       2,164


                                   Ratio of net
                                    investment
                  Ratio of            income
                  expenses            (loss)
Period           to average         to average       Portfolio
Ended            net assets         net assets       turnover
------        ----------          ------------       ---------

                  -                    -                 -
9/30/00......    1.43%               (0.49)%             75%
9/30/01......    1.45                (0.15)             136
9/30/02......    1.47/(6)/           (0.47)/(6)/        107
9/30/03......    1.54                (0.50)             114
9/30/04......    1.60                (0.59)             145

                  -                    -                 -
9/30/00......    2.09%               (1.16)%             75%
9/30/01......    2.19                (0.89)             136
9/30/02......    2.18/(6)/           (1.18)/(6)/        107
9/30/03......    2.32                (1.28)             114
9/30/04......    2.26                (1.25)             145

                  -                    -                 -
9/30/00......    2.17%/(5)/          (1.17)%(5)          75%
9/30/01......    2.11/(5)/           (0.81)/(5)/        136
9/30/02......    2.23/(5)(6)/        (1.25)/(5)(6)/     107
9/30/03......    2.44/(5)/           (1.40)/(5)/        114
9/30/04......    2.37/(5)/           (1.37)/(5)/        145

                  -                    -                 -
11/16/01-
 9/30/02/(3)/    1.33%/(4)(5)(6)/    (0.32)%/(4)(5)/    107%
9/30/03......    1.33/(5)/           (0.29)/(5)/        114
9/30/04......    1.33/(5)/           (0.26)/(5)/        145

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                         9/30/00 9/30/01 9/30/02/(6)/  9/30/03 9/30/04
           -             ------- ------- -----------   ------- -------
Blue Chip Growth Class C  0.17%   0.03%       --          --      --
Blue Chip Growth Class I    --      --      0.08%/(4)/  0.33%   0.13%


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01%.

+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

         Financial Highlights

GROWTH OPPORTUNITIES FUND


                                   Net gain
                                   (loss) on
                           Net    investments   Total    Dividends Distri-
              Net Asset  invest-     (both       from    from net  butions          Net Asset               Net Assets
               Value,     ment     realized    invest-    invest-    from    Total   Value,                   end of
Period        beginning  income       and        ment      ment    capital  distri-  end of      Total        period
Ended         of period (loss)(1) unrealized) operations  income    gains   butions  period    Return(2)     (000's)
------        --------- --------- ----------- ---------- --------- -------- ------- --------- ---------     ----------
                                                                   Class A
     -            -         -          -          -          -     -------     -        -         -             -
9/30/00......  $23.12    $(0.17)    $ 21.77    $ 21.60     $ --     $(3.93) $(3.93)  $40.79    102.04%       $206,531
9/30/01......   40.79     (0.14)     (22.33)    (22.47)      --      (2.90)  (2.90)   15.42    (58.23)         89,935
9/30/02......   15.42     (0.17)      (5.26)     (5.43)      --         --      --     9.99    (35.21)         50,018
9/30/03......    9.99     (0.13)       3.88       3.75       --         --      --    13.74     37.54          62,660
9/30/04......   13.74     (0.16)       0.07      (0.09)      --         --      --    13.65     (0.66)/(7)/    49,918
                                                                   Class B
                  -         -          -          -          -     -------     -        -         -             -
9/30/00......  $21.88    $(0.37)    $ 20.42    $ 20.05     $ --     $(3.93) $(3.93)  $38.00    100.58%       $108,083
9/30/01......   38.00     (0.28)     (20.66)    (20.94)      --      (2.90)  (2.90)   14.16    (58.50)         54,902
9/30/02......   14.16     (0.26)      (4.79)     (5.05)      --         --      --     9.11    (35.66)         33,221
9/30/03......    9.11     (0.20)       3.53       3.33       --         --      --    12.44     36.55          38,870
9/30/04......   12.44     (0.24)       0.07      (0.17)      --         --      --    12.27     (1.37)/(7)/    31,429
                                                                   Class C+
                  -         -          -          -          -     --------    -        -         -             -
9/30/00......  $21.88    $(0.33)    $ 20.35    $ 20.02     $ --     $(3.93) $(3.93)  $37.97    100.44%       $ 65,322
9/30/01......   37.97     (0.28)     (20.64)    (20.92)      --      (2.90)  (2.90)   14.15    (58.50)         31,594
9/30/02......   14.15     (0.26)      (4.79)     (5.05)      --         --      --     9.10    (35.69)         17,484
9/30/03......    9.10     (0.20)       3.53       3.33       --         --      --    12.43     36.59          19,808
9/30/04......   12.43     (0.24)       0.06      (0.18)      --         --      --    12.25     (1.45)/(7)/    14,599
                                                                   Class I
                  -         -          -          -          -     -------     -        -         -             -
11/16/01-
 9/30/02/(3)/  $18.09    $(0.14)    $ (7.95)   $ (8.09)    $ --     $   --  $   --   $10.00    (44.72)%      $  3,054
9/30/03......   10.00     (0.10)       3.90       3.80       --         --      --    13.80     38.00           4,404
9/30/04......   13.80     (0.13)       0.08      (0.05)      --         --      --    13.75     (0.36)/(7)/     3,493
                                                                   Class X
                  -         -          -          -          -     -------     -        -         -             -
3/19/02-
 9/30/02/(3)/  $18.19    $(0.08)    $ (8.10)   $ (8.18)    $ --     $   --  $   --   $10.01    (44.97)%      $  2,492
9/30/03......   10.01     (0.07)       3.90       3.83       --         --      --    13.84     38.26          10,258
9/30/04......   13.84     (0.09)       0.08      (0.01)      --         --      --    13.83     (0.07)/(7)/        76



                                     Ratio of net
                                      investment
                  Ratio of              income
                  expenses              (loss)
Period           to average           to average        Portfolio
Ended            net assets           net assets        turnover
------        ----------          ------------          ---------

     -            -                    -                    -
9/30/00......    1.43%               (0.49)%               139%
9/30/01......    1.49                (0.57)                207
9/30/02......    1.49/(6)/           (1.11)/(6)/           344
9/30/03......    1.63                (1.11)                204
9/30/04......    1.58                (1.09)                170

                  -                    -                    -
9/30/00......    2.10%               (1.11)%               139%
9/30/01......    2.17                (1.25)                207
9/30/02......    2.18/(6)/           (1.80)/(6)/           344
9/30/03......    2.36                (1.85)                204
9/30/04......    2.27                (1.78)                170

                  -                    -                    -
9/30/00......    2.09%(5)            (0.99)%(5)            139%
9/30/01......    2.16/(5)/           (1.24)/(5)/           207
9/30/02......    2.21/(5)(6)/        (1.82)/(5)(6)/        344
9/30/03......    2.33/(5)/           (1.82)/(5)/           204
9/30/04......    2.29/(5)/           (1.80)/(5)/           170

                  -                    -                    -
11/16/01-
 9/30/02/(3)/    1.33%/(4)(5)(6)/    (0.95)%/(4)(5)(6)/    344%
9/30/03......    1.33/(5)/           (0.82)/(5)/           204
9/30/04......    1.33/(5)/           (0.85)/(5)/           170

                  -                    -                    -
3/19/02-
 9/30/02/(3)/    1.20%/(4)(5)(6)/    (0.83)%/(4)(5)(6)/    344%
9/30/03......    1.17/(5)/           (0.64)/(5)/           204
9/30/04......    1.12/(5)/           (0.60)/(5)/           170

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                             9/30/00 9/30/01 9/30/02/(6)/  9/30/03 9/30/04
                             ------- ------- -----------   ------- -------
Growth Opportunities Class C  0.01%    --         --          --      --
Growth Opportunities Class I    --     --       0.18%/(4)/  0.50%   0.18%
Growth Opportunities Class X    --     --       0.38%/(4)/  0.04%   0.04%


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.

(7) The Fund's total return increased from a gain realized on the disposal of investments in violation of investment restrictions on Class A 0.07%, Class B 0.10%, Class C 0.10%, Class I 0.08% and Class X 0.07% respectively.


+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

NEW CENTURY FUND


                             Net gain
                             (loss) on
                     Net    investments   Total    Dividends Distri-
        Net Asset  invest-     (both       from    from net  butions          Net Asset           Net Assets  Ratio of
         Value,     ment     realized    invest-    invest-    from    Total   Value,               end of    expenses
Period  beginning  income       and        ment      ment    capital  distri-  end of     Total     period   to average
Ended   of period (loss)(1) unrealized) operations  income    gains   butions  period   Return(2)  (000's)   net assets
------  --------- --------- ----------- ---------- --------- -------- ------- --------- --------- ---------- ----------
                                                             Class A
            -         -          -          -          -     -------     -        -         -         -          -
9/30/00  $27.38    $(0.31)    $ 19.04    $ 18.73     $ --     $(4.97) $(4.97)  $41.14     72.74%   $253,359     1.42%
9/30/01   41.14     (0.05)     (19.00)    (19.05)      --      (8.88)  (8.88)   13.21    (54.88)    101,691     1.46
9/30/02   13.21     (0.13)      (1.86)     (1.99)      --         --      --    11.22    (15.06)     74,710     1.50
9/30/03   11.22     (0.13)       2.35       2.22       --         --      --    13.44     19.79      85,685     1.57
9/30/04   13.44     (0.17)       1.50       1.33       --         --      --    14.77      9.90      80,872     1.57
                                                             Class B
            -         -          -          -          -     -------     -        -         -         -          -
9/30/00  $26.07    $(0.53)    $ 18.04    $ 17.51     $ --     $(4.97) $(4.97)  $38.61     71.59%   $122,004     2.07%
9/30/01   38.61     (0.17)     (17.57)    (17.74)      --      (8.88)  (8.88)   11.99    (55.15)     39,577     2.11
9/30/02   11.99     (0.20)      (1.68)     (1.88)      --         --      --    10.11    (15.68)     23,271     2.18
9/30/03   10.11     (0.20)       2.12       1.92       --         --      --    12.03     18.99      16,078     2.28
9/30/04   12.03     (0.25)       1.35       1.10       --         --      --    13.13      9.14      11,415     2.29
                                                             Class C+
            -         -          -          -          -     --------    -        -         -         -          -
9/30/00  $26.05    $(0.54)    $ 18.01    $ 17.47     $ --     $(4.97) $(4.97)  $38.55     71.48%   $ 10,848     2.14%(3)
9/30/01   38.55     (0.17)     (17.54)    (17.71)      --      (8.88)  (8.88)   11.96    (55.16)      4,508     2.13/(3)/
9/30/02   11.96     (0.20)      (1.67)     (1.87)      --         --      --    10.09    (15.64)      2,447     2.14/(3)/
9/30/03   10.09     (0.18)       2.11       1.93       --         --      --    12.02     19.13       2,183     2.14/(3)/
9/30/04   12.02     (0.22)       1.34       1.12       --         --      --    13.14      9.32       2,180     2.10



        Ratio of net
         investment
           income
           (loss)
Period   to average    Portfolio
Ended    net assets    turnover
------  ------------   ---------

             -             -
9/30/00    (0.80)%        227%
9/30/01    (0.23)         282
9/30/02    (0.92)         199
9/30/03    (1.08)         123
9/30/04    (1.20)         110

             -             -
9/30/00    (1.46)%        227%
9/30/01    (0.88)         282
9/30/02    (1.60)         199
9/30/03    (1.77)         123
9/30/04    (1.91)         110

             -             -
9/30/00    (1.47)%(3)     227%
9/30/01    (0.90)(3)      282
9/30/02    (1.56)/(3)/    199
9/30/03    (1.63)/(3)/    123
9/30/04    (1.73)         110

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.



(3) Net of the following expense reimbursements (based on average net assets):



                     9/30/00 9/30/01 9/30/02 9/30/03 9/30/04
                     ------- ------- ------- ------- -------
New Century Class C+  0.05%   0.06%   0.27%   0.66%   0.48%





+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

         Financial Highlights

GROWTH AND INCOME FUND


                                   Net gain
                                   (loss) on
                         Net      investments   Total    Dividends  Distri-
            Net Asset  invest-       (both       from    from net   butions          Net Asset             Net Assets
             Value,      ment      realized    invest-    invest-    from     Total   Value,                 end of
Period      beginning   income        and        ment      ment     capital  distri-  end of     Total       period
Ended       of period (loss)/(1)/ unrealized) operations  income     gains   butions  period   Return/(2)/  (000's)
------      --------- ----------  ----------- ---------- --------- --------- ------- --------- ----------  ----------
                                                                    Class A
                -         -            -          -          -     --------     -        -         -           -
9/30/00....  $16.23     $(0.08)     $ 4.51      $ 4.43     $ --     $(0.66)  $(0.66)  $20.00      27.64%    $127,168
9/30/01....   20.00      (0.03)      (7.43)      (7.46)      --      (1.43)   (1.43)   11.11     (39.45)      75,795
9/30/02....   11.11         --       (2.24)      (2.24)      --         --       --     8.87     (20.16)      71,482
9/30/03....    8.87       0.01        1.31        1.32       --         --       --    10.19      14.88       70,826
9/30/04....   10.19       0.00        1.19        1.19       --         --       --    11.38      11.68       69,069
                                                                    Class B
                -         -            -          -          -     --------     -        -         -           -
9/30/00....  $15.90     $(0.20)     $ 4.40      $ 4.20     $ --     $(0.66)  $(0.66)  $19.44      26.74%    $176,395
9/31/01....   19.44      (0.12)      (7.19)      (7.31)      --      (1.43)   (1.43)   10.70     (39.85)      99,012
9/30/02....   10.70      (0.07)      (2.14)      (2.21)      --         --       --     8.49     (20.65)      81,686
9/30/03....    8.49      (0.06)       1.26        1.20       --         --       --     9.69      14.13       66,378
9/30/04....    9.69      (0.07)       1.13        1.06       --         --       --    10.75      10.94       54,199
                                                                    Class C+
                -         -            -          -          -     ---------    -        -         -           -
9/30/00....  $15.89     $(0.20)     $ 4.39      $ 4.19     $ --     $(0.66)  $(0.66)  $19.42      26.78%    $ 39,986
9/30/01....   19.42      (0.13)      (7.18)      (7.31)      --      (1.43)   (1.43)   10.68     (39.89)      28,283
9/30/02....   10.68      (0.07)      (2.13)      (2.20)      --         --       --     8.48     (20.60)      60,174
9/30/03....    8.48      (0.06)       1.25        1.19       --         --       --     9.67      14.03       49,593
9/30/04....    9.67      (0.07)       1.13        1.06       --         --       --    10.73      10.96       43,993
                                                                    Class I
                -         -            -          -          -     --------     -        -         -           -
11/16/01-
 9/30/02(3)  $12.29     $ 0.02      $(3.43)     $(3.41)    $ --     $   --   $   --   $ 8.88     (27.75)%   $  9,877
9/30/03....    8.88       0.02        1.31        1.33       --         --       --    10.21      14.98       12,899
9/30/04....   10.21       0.02        1.18        1.20       --         --       --    11.41      11.75          769



                                  Ratio of net
                                   investment
                Ratio of             income
                expenses             (loss)
Period         to average          to average        Portfolio
Ended          net assets          net assets        turnover
------      ----------          ------------         ---------

                -                    -                   -
9/30/00....    1.44%               (0.43)%               61%
9/30/01....    1.45                (0.21)               126
9/30/02....    1.50/(6)/           (0.01)/(6)/          118
9/30/03....    1.50                 0.06                123
9/30/04....    1.50                 0.01                139

                -                    -                   -
9/30/00....    2.07%               (1.07)%               61%
9/31/01....    2.09                (0.85)               126
9/30/02....    2.13/(6)/           (0.66)/(6)/          118
9/30/03....    2.16                (0.59)               123
9/30/04....    2.17                (0.67)               139

                -                    -                   -
9/30/00....    2.10%/(5)/          (1.10)%/(5)/          61%
9/30/01....    2.13/(5)/           (0.88)/(5)/          126
9/30/02....    2.17/(5)(6)/        (0.68)/(5)(6)/       118
9/30/03....    2.16/(5)/           (0.60)/(5)/          123
9/30/04....    2.14                (0.64)               139

                -                    -                   -
11/16/01-
 9/30/02(3)    1.32%/(4)(5)(6)/     0.21%/(4)(5)(6)/    118%
9/30/03....    1.32/(5)/            0.23/(5)/           123
9/30/04....    1.32                 0.19                139

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                           9/30/00 9/30/01 9/30/02/(6)/  9/30/03 9/30/04
                           ------- ------- -----------   ------- -------
Growth and Income Class C+  0.01%    --         --          --      --
Growth and Income Class I.    --     --       0.12%/(4)/  0.37%   0.14%

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.02%.

+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

BALANCED ASSETS FUND


                                      Net gain
                                      (loss) on
                                     investments   Total    Dividends Distri-
                 Net Asset    Net       (both       from    from net  butions         Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
Period           beginning   ment        and        ment      ment    capital distri-  end of     Total     period
Ended            of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------           --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                                Class A
                                                                                -------
9/30/00.........  $20.12     $0.21     $ 2.83      $ 3.04    $(0.22)  $(1.98) $(2.20)  $20.96     15.69%   $319,598
9/30/01.........   20.96      0.22      (5.73)      (5.51)    (0.21)   (2.00)  (2.21)   13.24    (28.35)    229,609
9/30/02/(7)/....   13.24      0.19      (1.45)      (1.26)    (0.19)      --   (0.19)   11.79     (9.65)    183,652
9/30/03.........   11.79      0.10       0.68        0.78     (0.12)      --   (0.12)   12.45      6.65     175,324
9/30/04.........   12.45      0.12       0.78        0.90     (0.16)      --   (0.16)   13.19      7.27     160,269
                                                                                Class B
                                                                                -------
9/30/00.........  $20.09     $0.08     $ 2.82      $ 2.90    $(0.09)  $(1.98) $(2.07)  $20.92     14.98%   $174,936
9/30/01.........   20.92      0.11      (5.70)      (5.59)    (0.13)   (2.00)  (2.13)   13.20    (28.80)     95,473
9/30/02/(7)/....   13.20      0.10      (1.45)      (1.35)    (0.11)      --   (0.11)   11.74    (10.29)     64,452
9/30/03.........   11.74      0.03       0.68        0.71     (0.04)      --   (0.04)   12.41      6.07      47,496
9/30/04.........   12.41      0.03       0.77        0.80     (0.07)      --   (0.07)   13.14      6.45      38,687
                                                                               Class C+
                                                                               --------
9/30/00.........  $20.11     $0.08     $ 2.82      $ 2.90    $(0.09)  $(1.98) $(2.07)  $20.94     14.95%   $ 29,506
9/30/01.........   20.94      0.12      (5.72)      (5.60)    (0.13)   (2.00)  (2.13)   13.21    (28.83)     24,450
9/30/02/(7)/....   13.21      0.09      (1.43)      (1.34)    (0.11)      --   (0.11)   11.76    (10.21)     31,894
9/30/03.........   11.76      0.03       0.67        0.70     (0.04)      --   (0.04)   12.42      5.97      25,784
9/30/04.........   12.42      0.03       0.78        0.81     (0.07)      --   (0.07)   13.16      6.53      22,781
                                                                                Class I
                                                                                -------
11/16/01-
 9/30/02/(3)(7)/  $14.29     $0.19     $(2.48)     $(2.29)   $(0.21)  $   --  $(0.21)  $11.79    (16.18)%  $  4,457
9/30/03.........   11.79      0.12       0.69        0.81     (0.14)      --   (0.14)   12.46      6.89       4,574
9/30/04.........   12.46      0.16       0.77        0.93     (0.18)      --   (0.18)   13.21      7.44         679



                                       Ratio of net
                                        investment
                     Ratio of             income
                     expenses             (loss)
Period              to average          to average        Portfolio
Ended               net assets          net assets        turnover
------           ----------          ------------         ---------
                                                                                Class A
                                                                                -------
9/30/00.........    1.44%                1.01%               259%
9/30/01.........    1.44                 1.32                362
9/30/02/(7)/....    1.47/(6)/            1.39/(6)/           485
9/30/03.........    1.49                 0.86                409
9/30/04.........    1.50                 0.89                181
                                                                                Class B
                                                                                -------
9/30/00.........    2.06%                0.40%               259%
9/30/01.........    2.08                 0.68                362
9/30/02/(7)/....    2.12/(6)/            0.73/(6)/           485
9/30/03.........    2.16                 0.22                409
9/30/04.........    2.18                 0.20                181
                                                                               Class C+
                                                                               --------
9/30/00.........    2.05%(5)             0.38%(5)            259%
9/30/01.........    2.05(5)              0.71(5)             362
9/30/02/(7)/....    2.13/(5)(6)/         0.72/(5)(6)/        485
9/30/03.........    2.15/(5)/            0.22/(5)/           409
9/30/04.........    2.18/(5)/            0.21/(5)/           181
                                                                                Class I
                                                                                -------
11/16/01-
 9/30/02/(3)(7)/    1.33%/(4)(5)(6)/     1.52%/(4)(5)(6)/    485%
9/30/03.........    1.33/(5)/            1.02/(5)/           409
9/30/04.........    1.29/(5)/            1.10/(5)/           181

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                         9/30/00 9/30/01 9/30/02/(6)/  9/30/03 9/30/04
                         ------- ------- -----------   ------- -------
Balanced Assets Class C+  0.07%   0.06%       --          --      --
Balanced Assets Class I.    --      --      0.19%/(4)/  0.19%   0.24%

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.
(7) As disclosed in the Notes to the Financial Statements, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began accreting discount and amortizing premium on debt securities. The per share affect of this change for the period ended September 30, 2002 on investment income and realized and unrealized gain and losses was approximately $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.05% for all classes of shares. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in accounting policy.

+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

         Financial Highlights


VALUE FUND



                                      Net gain
                                      (loss) on
                            Net      investments   Total    Dividends Distri-
               Net Asset  invest-       (both       from    from net  butions         Net Asset             Net Assets
                Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period         beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended          of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------         --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                          Class A
                                                                          -------
10/31/99......  $14.99     $ 0.07      $ 1.76      $ 1.83    $   --   $   --  $   --   $16.82     12.21%     $58,581
10/31/00......   16.82       0.04        1.68        1.72        --    (0.77)  (0.77)   17.77     10.73       52,062
10/31/01......   17.77       0.11       (0.83)      (0.72)       --    (1.95)  (1.95)   15.10     (4.42)      51,150
10/31/02......   15.10       0.18        0.07        0.25     (0.09)   (0.63)  (0.72)   14.63      1.44       50,975
10/31/03......   14.63       0.29        2.05        2.34     (0.18)   (0.46)  (0.64)   16.33     16.59       60,701
11/1/03-
 09/30/04/(8)/   16.33       0.32        1.86        2.18     (0.37)   (0.45)  (0.82)   17.69     13.79       91,769
                                                                          Class B
                                                                          -------
10/31/99......  $14.81     $(0.03)     $ 1.73      $ 1.70    $   --   $   --  $   --   $16.51     11.48%     $95,112
10/31/00......   16.51       0.06        1.51        1.57        --    (0.77)  (0.77)   17.31     10.00       79,261
10/31/01......   17.31         --       (0.80)      (0.80)       --    (1.95)  (1.95)   14.56     (5.06)      77,667
10/31/02......   14.56       0.07        0.07        0.14     (0.01)   (0.63)  (0.64)   14.06      0.74       78,584
10/31/03......   14.06       0.19        1.98        2.17     (0.08)   (0.46)  (0.54)   15.69     15.94       83,935
11/1/03-
 09/30/04/(8)/   15.69       0.24        1.75        1.99     (0.27)   (0.45)  (0.72)   16.96     13.09       68,492
                                                                         Class C+
                                                                         --------
10/31/99......  $14.81     $(0.03)     $ 1.73      $ 1.70    $   --   $   --  $   --   $16.51     11.48%     $12,976
10/31/00......   16.51       0.07        1.49        1.56        --    (0.77)  (0.77)   17.30      9.93       14,652
10/31/01......   17.30         --       (0.79)      (0.79)       --    (1.95)  (1.95)   14.56     (5.01)      17,805
10/31/02......   14.56       0.07        0.07        0.14     (0.01)   (0.63)  (0.64)   14.06      0.74       18,504
10/31/03......   14.06       0.18        1.99        2.17     (0.08)   (0.46)  (0.54)   15.69     15.94       23,208
11/1/03-
 09/30/04/(8)/   15.69       0.22        1.77        1.99     (0.27)   (0.45)  (0.72)   16.96     13.09       30,987
                                                                          Class I
                                                                          -------
11/16/01/(6)/-
 10/31/02.....  $15.93     $ 0.19      $(0.77)     $(0.58)   $(0.09)  $(0.63) $(0.72)  $14.63     (3.83)%    $ 4,726
10/31/03......   14.63       0.30        2.05        2.35     (0.19)   (0.46)  (0.65)   16.33     16.72        6,629
11/1/03-
 09/30/04/(8)/   16.33       0.37        1.83        2.20     (0.40)   (0.45)  (0.85)   17.68     13.91        4,746
                                                                          Class Z
                                                                          -------
10/31/99......  $15.04     $ 0.17      $ 1.76      $ 1.93    $   --   $   --  $   --   $16.97     12.83%     $    74
10/31/00......   16.97       0.13        1.69        1.82        --    (0.77)  (0.77)   18.02     11.25          353
10/31/01......   18.02       0.21       (0.85)      (0.64)       --    (1.95)  (1.95)   15.43     (3.86)         487
10/31/02......   15.43       0.27        0.06        0.33     (0.16)   (0.63)  (0.79)   14.97      1.98          360
10/31/03......   14.97       0.36        2.13        2.49     (0.25)   (0.46)  (0.71)   16.75     17.36        4,532
11/1/03-
 09/30/04/(8)/   16.75       0.41        1.92        2.33     (0.45)   (0.45)  (0.90)   18.18     14.37        7,370



                               Ratio of net
                                investment
                  Ratio of        income
                  expenses        (loss)
Period           to average     to average     Portfolio
Ended          net assets/(4)/  net assets     turnover
------         --------------  ------------    ---------


10/31/99......      1.77%/(5)/     0.43%/(5)/     118%
10/31/00......      1.78/(5)/      0.25/(5)/       95
10/31/01......      1.78/(5)/      0.68/(5)/      146
10/31/02......      1.78           1.15           188
10/31/03......      1.78/(7)/      1.94/(7)/      138
11/1/03-
 09/30/04/(8)/      1.73/(3)/      2.12/(3)/      204


10/31/99......      2.40%/(5)/    (0.19)%/(5)/    118%
10/31/00......      2.43/(5)/      0.39/(5)/       95
10/31/01......      2.43/(5)/      0.03/(5)/      146
10/31/02......      2.43           0.49           188
10/31/03......      2.41/(7)/      1.32/(7)/      138
11/1/03-
 09/30/04/(8)/      2.40/(3)/      1.58/(3)/      204


10/31/99......      2.42%/(5)/    (0.21)%/(5)/    118%
10/31/00......      2.43/(5)/      0.40/(5)/       95
10/31/01......      2.43/(5)/      0.02/(5)/      146
10/31/02......      2.43           0.49           188
10/31/03......      2.43/(7)/      1.28/(7)/      138
11/1/03-
 09/30/04/(8)/      2.41/(3)/      1.48/(3)/      204


11/16/01/(6)/-
 10/31/02.....      1.68%/(3)/     1.26%/(3)/     188%
10/31/03......      1.68/(7)/      2.02/(7)/      138
11/1/03-
 09/30/04/(8)/      1.67/(3)/      2.31/(3)/      204


10/31/99......      1.21%/(5)/     0.98%/(5)/     118%
10/31/00......      1.21/(5)/      0.72/(5)/       95
10/31/01......      1.21/(5)/      1.26/(5)/      146
10/31/02......      1.21           1.69           188
10/31/03......      1.21/(7)/      2.33/(7)/      138
11/1/03-
 09/30/04/(8)/      1.19/(3)/      2.58/(3)/      204

--------


(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Annualized
(4) Net of the following expense reimbursements (recoupments) (based on average net assets):


               10/31/99 10/31/00 10/31/01  10/31/02    10/31/03 10/31/04
               -------- -------- -------- --------     -------- --------
Value Class A.   0.04%    0.09%      --     0.01%       (0.01)%   0.04%
Value Class B.   0.02%    0.07%      --    (0.02)%      (0.01)%   0.02%
Value Class C+   0.13%    0.11%    0.05%    0.03%        0.02%    0.06%
Value Class I.     --       --       --     0.19%/(3)/     --     0.10%
Value Class Z.  23.27%   10.14%    6.55%    5.52%        1.00%    0.16%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% on waiver/reimbursements if applicable.
(6) Inception of class.
(7) Includes expense reimbursements but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by:


                                           10/31/03
                                  -        --------
                            Value Class A.   0.01%
                            Value Class B.   0.01%
                            Value Class C+   0.01%
                            Value Class I.   0.01%
                            Value Class Z.     --


(8) The Fund changed its fiscal year from October 31 to September 30.


+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

INTERNATIONAL EQUITY FUND


                                         Net gain
                                         (loss) on
                               Net      investments   Total    Dividends Distri-
                  Net Asset  invest-       (both       from    from net  butions         Net Asset             Net Assets
                   Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period            beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended             of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------            --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                   Class A
                                                                                   --------
10/31/99.........  $12.22     $(0.03)     $ 2.12      $ 2.09    $   --   $(0.05) $(0.05)  $14.26      17.15%    $29,324
10/31/00.........   14.26      (0.11)       0.29        0.18        --       --      --    14.44       1.26      49,085
10/31/01.........   14.44      (0.05)      (4.40)      (4.45)       --    (1.11)  (1.11)    8.88     (33.17)     24,408
11/01/01-
 9/30/02/(8)/....    8.88         --       (1.88)      (1.88)       --       --      --     7.00     (21.17)     30,896
 9/30/03.........    7.00       0.03        1.70        1.73        --       --      --     8.73      24.71      28,720
 9/30/04.........    8.73       0.01        1.46        1.47      0.00       --    0.00    10.20      16.88      32,221
                                                                                   Class B
                                                                                   --------
10/31/99.........  $12.07     $(0.12)     $ 2.08      $ 1.96    $   --   $(0.05) $(0.05)  $13.98      16.29%    $47,342
10/31/00.........   13.98      (0.22)       0.31        0.09        --       --      --    14.07       0.64      48,901
10/31/01.........   14.07      (0.13)      (4.26)      (4.39)       --    (1.11)  (1.11)    8.57     (33.64)     26,747
11/01/01-
 9/30/02/(8)/....    8.57      (0.06)      (1.78)      (1.84)       --       --      --     6.73     (21.47)     25,509
 9/30/03.........    6.73      (0.03)       1.64        1.61        --       --      --     8.34      23.92      24,799
 9/30/04.........    8.34      (0.06)       1.41        1.35        --       --      --     9.69      16.19      20,673
                                                                                  Class C+
                                                                                   --------
10/31/99.........  $12.07     $(0.13)     $ 2.10      $ 1.97    $   --   $(0.05) $(0.05)  $13.99      16.37%    $11,709
10/31/00.........   13.99      (0.21)       0.30        0.09        --       --      --    14.08       0.64      20,367
10/31/01.........   14.08      (0.12)      (4.28)      (4.40)       --    (1.11)  (1.11)    8.57     (33.69)     12,949
11/01/01-
 9/30/02/(8)/....    8.57      (0.06)      (1.79)      (1.85)       --       --      --     6.72     (21.59)     15,067
 9/30/03.........    6.72      (0.03)       1.64        1.61        --       --      --     8.33      23.96      14,787
 9/30/04.........    8.33      (0.06)       1.41        1.35        --       --      --     9.68      16.21      15,798
                                                                                   Class I
                                                                                   --------
11/16/01-
  9/30/02/(6)(8)/  $ 9.09     $ 0.01      $(2.08)     $(2.07)   $   --   $   --  $   --   $ 7.02     (22.77)%   $15,802
 9/30/03.........    7.02       0.03        1.72        1.75        --       --      --     8.77      24.93      20,499
 9/30/04.........    8.77      (0.04)       1.53        1.49     (0.01)      --   (0.01)   10.25      16.96       4,233



                                            Ratio of
                                           investment
                      Ratio of               income
                      expenses               (loss)
Period               to average            to average         Portfolio
Ended               net assets(4)         net assets(4)       turnover
------            -------------         -------------         ---------
                                                                                   Class A
                                                                                   --------
10/31/99.........      2.03%                (0.23)%              102%
10/31/00.........      2.03                 (0.72)                89
10/31/01.........      2.03                (0.42)//              272
11/01/01-
 9/30/02/(8)/....      1.93/(3)(5)(7)/      (0.06)/(3)(5)(7)/    230
 9/30/03.........      1.90                  0.35                209
 9/30/04.........      1.90                  0.06                202
                                                                                   Class B
                                                                                   --------
10/31/99.........      2.68%                (0.92)%              102%
10/31/00.........      2.68                 (1.37)                89
10/31/01.........    2.68//                 (1.14)               272
11/01/01-
 9/30/02/(8)/....      2.56/(3)(5)(7)/      (0.72)/(3)(5)(7)/    230
 9/30/03.........      2.55                 (0.41)               209
 9/30/04.........      2.55                 (0.62)               202
                                                                                  Class C+
                                                                                   --------
10/31/99.........      2.68%                (0.95)%              102%
10/31/00.........      2.68                 (1.30)                89
10/31/01.........    2.68//                (1.13)//              272
11/01/01-
 9/30/02/(8)/....      2.55/(3)(5)(7)/      (0.72)/(3)(5)(7)/    230
 9/30/03.........      2.55                 (0.38)               209
 9/30/04.........      2.55                 (0.60)               202
                                                                                   Class I
                                                                                   --------
11/16/01-
  9/30/02/(6)(8)/      1.80%/(3)(5)(7)/      0.16%/(3)(5)(7)/    230%
 9/30/03.........      1.80                  0.43                209
 9/30/04.........      1.80                 (0.34)               202

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):


                          10/31/99 10/31/00 10/31/01 9/30/02/(3)(7)/ 9/30/03 9/30/04
                          -------- -------- -------- --------------- ------- -------
International Equity
 Class A.................   0.25%    0.04%    0.03%       0.08%       0.18%   0.10%
International Equity
 Class B.................   0.24%    0.04%    0.06%       0.14%       0.13%   0.11%
International Equity
 Class C+................   0.33%    0.10%    0.14%       0.13%       0.28%   0.06%
International Equity
 Class I.................     --       --       --        0.11%       0.16%   0.12%


(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(6) Commencement of sale of respective class of shares
(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.
(8) The Fund changed its fiscal year end from October 31 to September 30.

+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

         Financial Highlights


BIOTECH/HEALTH FUND



                                               Net gain
                                               (loss) on
                                              investments   Total    Dividends Distri-
                        Net Asset    Net         (both       from    from net  butions         Net Asset             Net Assets
                         Value,    invest-     realized    invest-    invest-   from    Total   Value,                 end of
Period                  beginning    ment         and        ment      ment    capital distri-  end of     Total       period
Ended                   of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------                  --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                               Class A
                                                                                                -------
6/14/00-
10/31/00/(3)/..........  $12.50     $(0.02)     $ 3.48      $ 3.46     $ --    $   --  $   --   $15.96      27.68%    $30,489
10/31/01...............   15.96      (0.06)      (4.32)      (4.38)      --     (0.55)  (0.55)   11.03     (27.92)     27,865
10/31/02...............   11.03      (0.13)      (3.28)      (3.41)      --        --      --     7.62     (30.92)     16,092
10/31/03...............    7.62      (0.11)       2.30        2.19       --        --      --     9.81      28.74      18,924
11/01/03-09/30/04/(7)/.    9.81      (0.11)      (0.67)      (0.78)      --        --      --     9.03      (7.95)     15,839
                                                                                               Class B
                                                                                                -------
6/14/00-
10/31/00/(3)/..........  $12.50     $(0.05)     $ 3.47      $ 3.42     $ --    $   --  $   --   $15.92      27.36%    $23,457
10/31/01...............   15.92      (0.14)      (4.31)      (4.45)      --     (0.55)  (0.55)   10.92     (28.45)     25,552
10/31/02...............   10.92      (0.19)      (3.23)      (3.42)      --        --      --     7.50     (31.32)     15,757
10/31/03...............    7.50      (0.16)       2.25        2.09       --        --      --     9.59      27.87      17,843
11/01/03-09/30/04/(7)/.    9.59      (0.16)      (0.66)      (0.82)      --        --      --     8.77      (8.55)     14,417
                                                                                               Class C
                                                                                                -------
6/14/00-
10/31/00/(3)/..........  $12.50     $(0.05)     $ 3.48      $ 3.43     $ --    $   --  $   --   $15.93      27.44%    $20,386
10/31/01...............   15.93      (0.14)      (4.31)      (4.45)      --     (0.55)  (0.55)   10.93     (28.43)     23,581
10/31/02...............   10.93      (0.19)      (3.23)      (3.42)      --        --      --     7.51     (31.29)     12,448
10/31/03...............    7.51      (0.16)       2.26        2.10       --        --      --     9.61      27.96      12,662
11/01/03-09/30/04/(7)/.    9.61      (0.16)      (0.66)      (0.82)      --        --      --     8.79      (8.53)     10,384



                                            Ratio of net
                                             investment
                           Ratio of            income
                           expenses            (loss)
Period                    to average         to average        Portfolio
Ended                   net assets/(5)/    net assets/(5)/     turnover
------                  --------------     --------------      ---------


6/14/00-
10/31/00/(3)/..........      1.55%/(4)(6)/     (0.28)%/(4)(6)/    112%
10/31/01...............      1.55/(6)/         (0.50)/(6)/        333
10/31/02...............      1.55              (1.38)             340
10/31/03...............      1.55              (1.32)             236
11/01/03-09/30/04/(7)/.      1.55/(4)/         (1.15)/(4)/        149


6/14/00-
10/31/00/(3)/..........      2.20%/(4)(6)/     (1.08)%/(4)(6)/    112%
10/31/01...............      2.20/(6)/         (1.18)/(6)/        333
10/31/02...............      2.20              (2.03)             340
10/31/03...............      2.20              (1.97)             236
11/01/03-09/30/04/(7)/.      2.20/(4)/         (1.80)/(4)/        149


6/14/00-
10/31/00/(3)/..........      2.20%/(4)(6)/     (1.07)%/(4)(6)/    112%
10/31/01...............      2.20/(6)/         (1.17)/(6)/        333
10/31/02...............      2.20              (2.03)             340
10/31/03...............      2.20              (1.97)             236
11/01/03-09/30/04/(7)/.      2.20/(4)/         (1.80)/(4)/        149

--------


(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):


                       10/31/00/(4)/ 10/31/01 10/31/02 10/31/03 10/31/04
                       ------------  -------- -------- -------- --------
Biotech/Health Class A     0.49%       0.19%    0.20%    0.23%    0.28%
Biotech/Health Class B     0.96%       0.21%    0.20%    0.26%    0.26%
Biotech/Health Class C     1.09%       0.20%    0.21%    0.33%    0.26%


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

(7) The Fund changed its fiscal year end from October 31 to September 30.


+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

TAX MANAGED EQUITY FUND*


                                              Net gain
                                              (loss) on
                                             investments   Total    Dividends Distri-
                       Net Asset    Net         (both       from    from net  butions         Net Asset             Net Assets
                        Value,    invest-     realized    invest-    invest-   from    Total   Value,                 end of
Period                 beginning    ment         and        ment      ment    capital distri-  end of     Total       period
Ended                  of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------                 --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                              Class A
                                                                                               -------
3/01/99-
10/31/99/(3)/.........  $12.50     $   --      $ 1.15      $ 1.15     $ --     $ --    $ --    $13.65       9.20%    $25,067
10/31/00..............   13.65      (0.02)       0.91        0.89       --       --      --     14.54       6.52      38,802
10/31/01..............   14.54         --       (3.50)      (3.50)      --       --      --     11.04     (24.07)     28,739
10/31/02..............   11.04       0.01       (2.05)      (2.04)      --       --      --      9.00     (18.48)     16,587
10/31/03..............    9.00       0.03        1.46        1.49       --       --      --     10.49      16.56      14,877
11/01/03-09/30/04/(7)/   10.49       0.03        0.75        0.78       --       --      --     11.27       7.44      13,562
                                                                                              Class B
                                                                                               -------
3/01/99-
10/31/99/(3)/.........  $12.50     $(0.06)     $ 1.14      $ 1.08     $ --     $ --    $ --    $13.58       8.64%    $27,524
10/31/00..............   13.58      (0.11)       0.91        0.80       --       --      --     14.38       5.89      47,972
10/31/01..............   14.38      (0.08)      (3.45)      (3.53)      --       --      --     10.85     (24.55)     40,677
10/31/02..............   10.85      (0.06)      (2.00)      (2.06)      --       --      --      8.79     (18.99)     25,703
10/31/03..............    8.79      (0.03)       1.41        1.38       --       --      --     10.17      15.70      22,694
11/01/03-09/30/04/(7)/   10.17      (0.04)       0.73        0.69       --       --      --     10.86       6.78      19,669
                                                                                              Class C
                                                                                               -------
3/01/99-
10/31/99/(3)/.........  $12.50     $(0.06)     $ 1.16      $ 1.10     $ --     $ --    $ --    $13.60       8.80%    $27,884
10/31/00..............   13.60      (0.11)       0.91        0.80       --       --      --     14.40       5.88      51,348
10/31/01..............   14.40      (0.08)      (3.46)      (3.54)      --       --      --     10.86     (24.58)     43,610
10/31/02..............   10.86      (0.06)      (2.00)      (2.06)      --       --      --      8.80     (18.97)     26,430
10/31/03..............    8.80      (0.03)       1.42        1.39       --       --      --     10.19      15.80      23,036
11/01/03-09/30/04/(7)/   10.19      (0.04)       0.73        0.69       --       --      --     10.88       6.77      18,295



                                           Ratio of net
                                            investment
                          Ratio of            income
                          expenses            (loss)
Period                   to average         to average        Portfolio
Ended                  net assets/(5)/    net assets/(5)/     turnover
------                 --------------     --------------      ---------


3/01/99-
10/31/99/(3)/.........      1.45%/(4)(6)/     (0.02)%/(4)(6)/     9%
10/31/00..............      1.45/(6)/         (0.14)/(6)/         7
10/31/01..............      1.45/(6)/         (0.03)/(6)/        19
10/31/02..............      1.45               0.09              16
10/31/03..............      1.45               0.35              13
11/01/03-09/30/04/(7)/      1.45/(4)/          0.25/(4)/         20


3/01/99-
10/31/99/(3)/.........      2.10%/(4)(6)/     (0.74)%/(4)(6)/     9%
10/31/00..............      2.10/(6)/         (0.79)/(6)/         7
10/31/01..............      2.10/(6)/         (0.68)/(6)/        19
10/31/02..............      2.10              (0.56)             16
10/31/03..............      2.10              (0.30)             13
11/01/03-09/30/04/(7)/      2.10/(4)/         (0.40)/(4)/        20


3/01/99-
10/31/99/(3)/.........      2.10%/(4)(6)/     (0.75)%/(4)(6)/     9%
10/31/00..............      2.10/(6)/         (0.79)/(6)/         7
10/31/01..............      2.10/(6)/         (0.68)/(6)/        19
10/31/02..............      2.10              (0.56)             16
10/31/03..............      2.10              (0.30)             13
11/01/03-09/30/04/(7)/      2.10/(4)/         (0.40)/(4)/        20

--------


(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):


                            10/31/99/(4)/ 10/31/00 10/31/01 10/31/02 10/31/03 10/31/04
                            ------------  -------- -------- -------- -------- --------
Tax Managed Equity Class A.     1.07%       0.23%    0.15%    0.21%    0.26%    0.24%
Tax Managed Equity Class B.     0.84%       0.22%    0.15%    0.20%    0.23%    0.25%
Tax Managed Equity Class C+     0.83%       0.22%    0.14%    0.21%    0.23%    0.24%


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

(7) The fund changed its fiscal year from October 30 to September 30.


+ Effective February 23, 2004, Class II shares were redesignated to Class C shares.

         For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

   ANNUAL AND SEMIANNUAL REPORTS.  Contain financial statements.

   STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com or by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-4801

                             SUNAMERICA EQUITY FUNDS
                       Statement of Additional Information
                             dated January 27, 2005


Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ 07311                                    (800) 858-8850


          SunAmerica Equity Funds (the "Trust") is a mutual fund consisting of nine different investment funds: SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund, SunAmerica International Equity Fund, SunAmerica Value Fund, SunAmerica Biotech/Health Fund, and the Tax Managed Equity Fund. Each fund has distinct investment objectives and strategies.

          This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated January 27, 2005. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
HISTORY OF THE TRUST.....................................................     2
INVESTMENT OBJECTIVES AND POLICIES.......................................     3
INVESTMENT RESTRICTIONS..................................................    44
TRUSTEES AND OFFICERS....................................................    47
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR......    55
ADVISORY FEES............................................................    61
PROXY VOTING POLICIES AND PROCEDURES.....................................    71
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    73
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES......................    81
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES....................    90
EXCHANGE PRIVILEGE.......................................................    91
DETERMINATION OF NET ASSET VALUE.........................................    92
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................    93
RETIREMENT PLANS.........................................................    97
DESCRIPTION OF SHARES....................................................    99
ADDITIONAL INFORMATION...................................................   101
FINANCIAL STATEMENTS.....................................................   106
APPENDIX ................................................................     1


          No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.


          This Statement of Additional Information relates to the nine different investment Funds of SunAmerica Equity Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The nine Funds are: SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund") and SunAmerica International Equity Fund ("International Equity Fund") SunAmerica Value Fund ("Value Fund"), SunAmerica Biotech/Health Fund ("Biotech/Health Fund") and Tax Managed Equity Fund.


                              HISTORY OF THE TRUST

          The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. The Funds are diversified except for the International Equity Fund, Biotech/Health Fund and the Value Fund.


          AIG SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser for all of the Funds. As described in the Prospectus, SunAmerica has retained AIG Global Investment Corp. ("AIGGIC") to provide subadvisory services to the International Equity Fund, and J.P. Morgan Investment Management Inc. ("J.P. Morgan") to provide subadvisory services to the Tax Managed Equity Fund. The term "Adviser" is used to refer to SunAmerica, AIGGIC, American Century or J.P. Morgan, as applicable.


          On June 18, 1996, the Trustees authorized the designation of Class Z shares of the New Century Fund. The offering of such Class Z shares commenced on October 1, 1996.

          On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the New Century Fund and Growth and Income Fund commenced on February 2, 1998.

          The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

          On March 17, 1998, the Trustees approved the creation of "Dogs" of Wall Street Fund. The offering of such Fund's Class A, B and II shares commenced on June 1, 1998.

          On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to "Dogs" of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

          On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to Growth Opportunities Fund. The name change became effective September 13, 1999.

          On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000.


          On August 22, 2001, the Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Focused Series, Inc. (the "Prior International Fund") and three series of North American Funds. The offering of International Equity Fund's Class A, B, II and I shares commenced on November 16, 2001. The Trustees also authorized, to commence offering on November 16, 2001, Class I shares for Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, Balanced Assets Fund and New Century Fund.


          On November 29, 2001, the Trustees authorized the designation of Class X shares of the Growth Opportunities Fund. The offering of such class X shares commenced on January 30, 2002.

          On December 30, 2002, the Trustees adopted a resolution to change the name of the SunAmerica "Dogs" of Wall Street Fund to the Focused Dividend Strategy Portfolio. The name change became effective January 2, 2003.


          On October 30, 2003, the Trustees approved the reorganization of the Focused Dividend Strategy Portfolio into the Focused Dividend Strategy Portfolio of SunAmerica Focused Series, Inc. The reorganization was approved by the shareholders of the Focused Dividend Strategy Portfolio, and became effective February 23, 2004. A shareholder's meeting occurred on January 30, 2004. As of February 20, 2004, shares of the Fund were no longer offered. On October 30, 2003, the Trustees approved the creation of the Value Fund offering Classes A, B, II, I, and Z. The Value Fund is the survivor of a reorganization with the SunAmerica Value Fund of SunAmerica Focused Series, Inc. (the "Prior Value Fund"). The Value Fund was offered to the public on February 23, 2004.

          On October 30, 2003, the Trustees approved the creation of the Biotech/Health Fund and the Tax Managed Equity Fund offering Classes A, B and
II. The Biotech/Health Fund is the survivor of a reorganization with the SunAmerica Biotech/Health Fund of SunAmerica Strategic Investment Series, Inc. (the "Prior Biotech/Health Fund"). The Tax Managed Equity Fund is the survivor of a reorganization with the Tax Managed Equity Fund of SunAmerica Strategic Investment Series, Inc. (the "Prior Tax Managed Equity Fund"). The Biotech/Health Fund and Tax Managed Equity Fund were offered to the public on February 23, 2004.

          On January 15, 2004, the Trustees redesignated Class II shares as Class C shares for each of the Funds, to be effective on February 23, 2004.


                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and policies of each of the Funds are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under "More Information About the Funds -- Fund Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Biotechnology and Healthcare Companies


          The Biotech/Health Fund will invest, under normal market conditions, up to 80% of its net assets in biotechnology companies and/or healthcare companies. Many of the industries in which these companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the relevant market. In general, the stocks of large capitalized companies that are well established in the biotechnology market can be expected to grow with the market. The expansion of biotechnology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer.

          Companies in the rapidly changing fields of biotechnology and healthcare face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Biotech/Health Fund's shares may be susceptible to factors affecting bio-technology and healthcare companies and to greater risk and market fluctuation than in investment in a fund that invests in a broader range of securities not focused on any particular market segment. Biotechnology and healthcare companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.


Illiquid and Restricted Securities

          No more than 15% of the value of a Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

          A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

          Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the

Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

Repurchase Agreements

          Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements

          Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage.

A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

Fixed Income Securities

          Each Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

          Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

          The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

          The Blue Chip Growth, Growth Opportunities and New Century Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. These Funds may invest in securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of equivalent quality.


          The Tax Managed Equity Fund and the Biotech/Health Fund may each invest, under normal circumstances, up to 20% and 35% of net assets, respectively, subject to the percentage and credit quality limitations stated herein, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.


          The Tax Managed Equity Fund, Biotech/Health Fund and Growth and Income Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

          The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 15% of total assets (measured at the time of investment) in securities rated below investment grade.


          The Value Fund may invest up to 20% of its total assets in debt securities which may include debt securities that the Adviser expects to have the potential for capital appreciation, including debt securities rated below "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Adviser to be of equivalent quality.

          The International Equity Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Fund may invest in debt securities rated below investment grade.


          "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.


          Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. With the exception of the Value Fund and Balanced Assets Fund, as stated above, the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser to determine the appropriate course of action.


Risks of Investing in Lower Rated Bonds


          As described above, debt securities in which the Biotech/Health, Tax Managed Equity, Growth and Income, Balanced Assets, Value and International Equity Funds may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by the Fund.


          Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

          High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

          There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

          Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

          Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

          The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

          As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

          Fixed income securities in which the Biotech/Health, Tax Managed Equity, Growth and Income, Value and International Equity Funds may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

Loan Participations


          The Biotech/Health, Tax Managed Equity and Value Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.


          The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

Short-Term and Temporary Defensive Instruments


          In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). The Tax Managed Equity Fund, Value Fund and Biotech/Health Fund, except as described below, may invest up to 35%, 25% and 10%, respectively, of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in the Fund's portfolio during periods when the Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). When the Tax Managed Equity Fund invests in any commercial paper, bank obligations or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Tax Managed Equity Fund invests in any other short-term debt securities except corporate debt obligations, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

          Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

Money Market Securities

          Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

Commercial Paper


          For Tax Managed Equity and Biotech/Health Funds, commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. The Biotech/Health Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Fund, unless such paper would in the aggregate exceed 15% of its total assets after such purchase. For other Funds, commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. All Funds' commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Biotech/Health Fund may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Fund may invest. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).


Certificates of Deposit and Bankers' Acceptances

          Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Savings Association Obligations and Commercial Bank Obligations


          Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Fund, except the Tax Managed Equity Fund, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Fund is fully insured by the FDIC.

          Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Fund, except the Tax Managed Equity Fund as noted below, may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Fund is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in notes and obligations issued by foreign branches of U.S.

and foreign commercial banks. The Tax Managed Equity Fund may also invest in obligations of international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

          The Tax Managed Equity Fund may invest in bankers' acceptances from
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Tax Managed Equity Fund will not invest in obligations for which J.P. Morgan, or any of its affiliated persons, is the ultimate obligor or accepting bank.

Corporate Obligations

          Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

          A Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Value Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

Repurchase Agreements

          See the section entitled "Repurchase Agreements" above.

U.S. Government Securities

          Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

          Such a Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

          Such a Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Mortgage-backed Securities

          The Biotech/Health, Tax Managed Equity, Balanced Assets, Value and International Equity Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

          The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets and International Equity Funds to differ from the yield calculated on the basis of the expected average life of the pool.

          Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets and International Equity Funds receive may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets and International Equity Funds have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets and International Equity Funds may purchase mortgage-backed securities at a premium or at a discount.

          The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

          GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets and International Equity Funds may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

          FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

          FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

          Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Biotech/Health, Tax Managed Equity, Balanced Assets and International Equity Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

          Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, the Fund may invest in those CMOs and other mortgage backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.


          Stripped Mortgage-Backed Securities. The Biotech/Health, Tax Managed Equity, Balanced Assets, Value and International Equity Funds may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.


          Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions as set forth below under "Investment Restrictions," because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Asset-Backed Securities

          Each Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

          Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

          Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Investment in Small, Unseasoned Companies


          As described in the Prospectus, the Growth Opportunities and New Century Funds will invest, and each other Fund may invest, in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

          Companies with market capitalization of $1.6 billion to $8.6 billion ("mid-cap companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.


Warrants and Rights

          Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

          Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

When-Issued and Delayed Delivery Securities

          Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

          A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

          To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

          When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


Foreign Securities

          Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity Fund will invest primarily in foreign securities. Each Fund, except as noted below, is authorized to invest without limitation in foreign securities. The Tax Managed Equity Fund may invest, under normal market conditions, up to 20% of its total assets in equity securities of foreign companies in the S & P Composite Stock Price Index or listed on the U.S. Stock Exchange. Other than the Biotech/Health Fund, a Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.


          Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

          Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Equity Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

          The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

          Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Brady Bonds

          The International Equity Fund may invest in "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

          Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


Investment Companies

          All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.


          The International Equity and Value Funds may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Equity Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

          Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Fund will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

          The International Equity and Value Funds may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

Diversification

          All of the Funds except the Biotech/Health Fund, Value Fund and International Equity Fund are classified as "diversified" for purposes of the 1940 Act. As "non-diversified" funds, the Funds are not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Funds make investments in excess of 5% of their assets in the securities of a particular issuer, their exposure to the risks associated with that issuer is increased. Because these Funds invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Funds or subject the Funds to greater price volatility than that experienced by diversified investment companies.


          Each of the Funds, including the Biotech/Health Fund, Value Fund and International Equity Funds, intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).


Loans of Fund Securities

          Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

          Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Interfund Borrowing and Lending Program

          The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Derivatives Strategies


          Each Fund, except as noted below, may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. The Tax Managed Equity Fund may also write calls for hedging and risk management purposes. After any sale up to 100% of a Fund's total assets may be subject to calls except for the Biotech/Health Fund where up to 25% of its total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements except for the Tax Managed Equity Fund, which must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


          In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.


          The Biotech/Health, Tax Managed Equity, Balanced Assets, Value and International Equity Funds also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities except for the Tax Managed Equity Fund, which must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable.

Hedging Strategies

          For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). In addition, the Value and International Equity Funds may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);
(ii) protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or, (v) reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

          For the Value and International Equity Funds, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund's total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

          If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

          Each Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

          A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

          Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities.

          When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss, which can be significant if the Fund does not own the securities subject to the call, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

          When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

          A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

          A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

          When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

          Buying a put on an investment that a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.


          When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities except for the Tax Managed Equity Fund, which will deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


          Options on Foreign Currencies. Each Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

          Options on Securities Indices. As noted above under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

          Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          As noted above, each Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          Options on Futures. As noted above, certain Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.") The Value Fund does not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

          The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

          A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

Forward Contracts

          Each Fund may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. The Value Fund does not utilize Forward Contracts except as described above.

          A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Equity Fund, will use Forward Contracts for hedging purposes only.

          A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S.

dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged"). The Funds may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

          A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

          The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

          Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

          At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

          The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

          Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

          The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

          A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

          An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

          Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

          Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Hedging Instruments


          Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund, except the International Equity Fund, intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


          Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

          Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

          In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

          If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

          When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

          Other Derivatives Strategies

          In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

Hybrid Instruments (Indexed/Structured Securities)

          Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

          Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

          The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

          Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

          Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

          The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

Dollar Rolls


          The Funds may enter into "dollar rolls" in which the Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

          Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

          Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

          In order to protect the value of funds from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Funds' investments are traded, the Fund may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Fund's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

          A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

          Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

          The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Short Sales

          The Biotech/Health, Tax Managed Equity, Value and International Equity Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Each Fund may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

          A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Borrowing and Leverage


          As a matter of fundamental policy, Blue Chip Growth, Growth Opportunities, New Century, Growth and Income and Balanced Asset may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

          As a matter of fundamental policy, the Biotech/Health, Tax Managed Equity, Value Fund, and International Equity are authorized to borrow up to 33 1/3% of its total assets. Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Fund may borrow money for investment purposes and may pledge assets to secure such borrowings.

          In seeking to enhance investment performance, Biotech/Health Fund, Tax Managed Equity, Value Fund, the New Century Fund, the Growth and Income Fund and the International Equity Fund may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case.

          This is the speculative factor known as leverage. A Fund's policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund's assets would be reduced due to the added expense of interest on borrowed monies. The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.


Special Situations


          A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


Real Estate Investment Trusts ("REITs")

          The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Future Developments

          Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

          Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

          Under the following fundamental restrictions, no Fund may:

          1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"); provided, that this restriction does not apply to Biotech/Health Fund, Value Fund and International Equity Fund.

          2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to Biotech/Health Fund, Tax Managed Equity Fund, Value Fund and International Equity Fund.

          3. (a) For all Funds except Biotech/Health, Tax Managed Equity, Value and International Equity Funds: Purchase securities on margin, borrow money or pledge their assets, except that the New Century Fund and the Growth and Income Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e. presently 50% of Net Assets). Additionally, each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction
               (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.


                    (b) For Biotech/Health, Tax Managed Equity, Value and
               International Equity Funds: Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets) and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          4. Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry.

          5.        (a)  For all Funds except Biotech/Health, Tax Managed Equity and Value Funds: Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.

                    (b) For Biotech/Health, Tax Managed Equity and Value Funds:

                    i. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities.

                    ii. Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

          6. Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

          7. Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus, and (iv) as otherwise permitted by exemptive order of the SEC.

          8. Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).


               The Biotech/Health Fund primarily invests in biotechnology companies and/or healthcare companies. Biotechnology and healthcare companies may be found in many different industries, and for purposes of investment restriction (4), "industry" is determined by reference to the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the SEC.


               The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

          9. For all Funds except Biotech/Health, Tax Managed Equity, Value and International Equity Funds: Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

          10. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

          11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.


          12. For the Biotech/Health, Tax Managed Equity, Value and International Equity Funds: Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.


          13.  For the Biotech/Health, Tax Managed Equity and Value Funds:
               Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

                              TRUSTEES AND OFFICERS


               The following table lists the Trustees and executive officers of the Trust, their date of birth, current positions held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other Trusteeships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., AIG Series Trust, SunAmerica Focused Series, Inc. and the Trust. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                         DISINTERESTED TRUSTEES


--------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                      Portfolios in
                         Position(s)   Term of Office and                              Fund Complex
                          Held with      Length of Time       Principal Occupation     Overseen by    Other Directorships
Name and Date of Birth      Trust           Served/1/       during the last 5 years    Trustee/2/     Held by Trustee/3/
--------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum         None          2004 to Present      Founder and CEO of              36        None
DOB: February 27, 1963                                      National Housing
                                                            Development
                                                            Corporation.
--------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven     Trustee       2001 to Present      Retired.                        73        Director, A.G. Belo
DOB: October 6, 1945                                                                                  Corporation (1992 to
                                                                                                      present); Director,
                                                                                                      Sysco Corporation
                                                                                                      (1996 to present);
                                                                                                      Director, Luby's,
                                                                                                      Inc. (1998 to
                                                                                                      present).
--------------------------------------------------------------------------------------------------------------------------
William F. Devin         Trustee       2001 to Present      Retired.                        73        Member of the Board
DOB: December 30, 1938                                                                                of Governors, Boston
                                                                                                      Stock Exchange
                                                                                                      (1985-present).
--------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat      Chairman of   1986 to Present      Attorney, solo                  46        Director, North
DOB: March 7, 1940       the Board                          practitioner.                             European Oil Royal
                                                                                                      Trust
--------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman        Trustee       1986 to Present      Vice President,                 46        None
DOB: May 10, 1943                                           Corcoran Group (Real
                                                            Estate) (2003 to
                                                            Present) President
                                                            and Member of
                                                            ManagingDirectors,
                                                            Beau-Brummel - Soho
                                                            LLC (Licensing of
                                                            menswear specialty
                                                            retailing and other
                                                            activities) (June
                                                            1988 to present).
--------------------------------------------------------------------------------------------------------------------------
William Shea             Trustee       2004 to Present      President and CEO,              46        None
DOB: February 9, 1948                                       Conseco, Inc.
                                                            (Financial Services)
                                                            (2001 to Present);
                                                            Chairman of the Board
                                                            of Centennial
                                                            Technologies, Inc.
                                                            (1998 to 2001); Vice
                                                            Chairman, Bank Boston
                                                            Corporation (1993 to
                                                            1998)
--------------------------------------------------------------------------------------------------------------------------


----------
/1/ Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on page 52.


/2/ The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), the Trust (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (15 portfolios),, Anchor Series Trust (9 portfolios), AIG Series Trust (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (21 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (19 portfolios).


/3/ Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

INTERESTED TRUSTEE


-----------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                    Portfolios in
                         Position(s)    Length                                       Fund Complex
                          Held with    of Time        Principal Occupations           Overseen by   Other Directorships
Name and Date of Birth      Trust       Served         During Past 5 Years              Trustee     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck/1/      Trustee       1995 to   President, CEO and Director,       82              None
DOB: January 23, 1954                  Present   SAAMCo (August 1995 to present);
                                                 Director, SACS (August
                                                 1993 to present).
-----------------------------------------------------------------------------------------------------------------------


OFFICERS


-----------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                    Portfolios in
                         Position(s)    Length                                       Fund Complex
                          Held with    of Time        Principal Occupations           Overseen by   Other Directorships
Name and Date of Birth      Trust       Served         During Past 5 Years              Trustee     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------
Donna M. Handel          Treasurer     2002 to   Vice President, SAAMCo (August          N/A                N/A
DOB:  June 25, 1966                    Present   1996 to present).
-----------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz         Vice          1996 to   Executive Vice President, SAAMCo        N/A                N/A
DOB: October 14, 1958    President     Present   (April 1996 to present);
                                                 Director and President, SACS
                                                 (April 1996 to present).
-----------------------------------------------------------------------------------------------------------------------
Vincent Marra            President     2004 to   Senior Vice President and Chief         N/A                N/A
DOB: May 28, 1950                      Present   Operating Officer, SAAMCo
                                                 (February 2003 to Present);
                                                 Chief Administrative Officer and
                                                 Chief Financial Officer, Carret
                                                 & Co. LLC (June 2002 to February
                                                 2003); Chief Operating Officer,
                                                 Bowne Digital Solutions (1999 to
                                                 May 2002)
-----------------------------------------------------------------------------------------------------------------------
Joseph Kelly             Secretary     2004 to   Associate Counsel, SAAMCo               N/A                N/A
DOB: February 4, 1975                  present   (January 2004 to present); Staff
                                                 Attorney, SAAMCo (August 2001 to
                                                 December 2003); Assistant
                                                 Secretary, SAMF (January 2003 to
                                                 December 2003)
-----------------------------------------------------------------------------------------------------------------------


----------
/1/ Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

          The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Funds and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

          The Trust pays each Trustee who is not an interested person of the Trust or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each Disinterested Trustee of the retail funds in SAMF receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.


          The Board of Trustees has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.

          Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives $2,500 per meeting in compensation for serving on the Audit Committee of SAMF, AST and the Fund. Each member of the Committee receives a pro rata portion of the $2,500 per meeting fee, based on the relative net assets of the Fund. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ending September 30, 2004.

The Nominating and Compensation Committee recommends to the Trustees those persons to be nominated by Trustees by shareholders and select and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation

Committee. There was one meeting of the Nominating and Compensation Committeeduring the fiscal year ending September 30, 2004.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund's Principle Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the code, as appropriate. Members of theEthics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics. Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending September 30, 2004.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met twice during the fiscal year ending on September 30, 2004.

          The Directors (and Trustees) of the SAMF, SASFR and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Trustees of the SAMF. The Retirement Plan provides generally that if a Disinterested Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


Trustee Ownership of Fund Shares


The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2004.

Disinterested Trustees


--------------------------------------------------------------------------------------
                                                             Aggregate Dollar Range of
                                                             Equity Securities in All
                                                               Registered Investment
                                                               Companies Overseen by
                              Dollar Range of Equity           Director in Family of
   Name of Trustee         Securities in the Fund/(1)/       Investment Companies/(2)/
--------------------------------------------------------------------------------------
Dr. Judith L. Craven                   None                             None
--------------------------------------------------------------------------------------
William F. Devin                       None                       $       100,000
--------------------------------------------------------------------------------------
Samuel M. Eisenstat            Value: $1 - $10,000                $10,001-$50,000
                        Blue Chip Growth: 10,001 - 50,000
--------------------------------------------------------------------------------------
Stephen J. Gutman         New Century Fund: $1 - $10,000          $   1 - $10,000
--------------------------------------------------------------------------------------
Jeffrey S. Burum       Growth Opportunities: Over $100,000        $       100,000
--------------------------------------------------------------------------------------
William Shea                           None                             None
--------------------------------------------------------------------------------------


Interested Trustees


-----------------------------------------------------------------------------------------------
                                                                      Aggregate Dollar Range of
                                                                       Equity Securities in All
                                                                        Registered Investment
                                                                        Companies Overseen by
                                   Dollar Range of Equity               Director in Family of
  Name of Trustee               Securities in the Fund/(1)/           Investment Companies/(2)/
-----------------------------------------------------------------------------------------------
Peter A. Harbeck/(3)/   Growth Opportunities Fund: $50,001-$100,000         Over $100,000

                                 Value Fund: Over $100,000
-----------------------------------------------------------------------------------------------


----------
/(1)/ Where Fund is not listed with respect to a Trustee held no shares of the fund.
/(2)/ Include the Son America Mutual Funds (37 funds), Anchor Series Trust (9 funds) and Sun America Senior Floating Rate Fund, Inc. (1 fund), SAST (32 funds) and Seasons (19 funds).
/(3)/ Interested Trustee

          The following table sets forth information summarizing the compensation of each Disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 2004. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.


                               COMPENSATION TABLE


                                             Pension or
                                             Retirement                        Total Compensation
                             Aggregate    Benefits Accrued      Estimated        from Trust and
                           Compensation   as Part of Trust   Annual Benefits    Fund Complex Paid
Trustee                     from Trust        Expenses*      on Retirement**      to Trustees*
-------------------------------------------------------------------------------------------------
Dr. Judith L. Craven ***      $6,789                                                $139,891
-------------------------------------------------------------------------------------------------
William F. Devin ***          $7,672         $ 31,188.00        $96,660.00          $142,879
-------------------------------------------------------------------------------------------------
Samuel M. Eisenstat           $8,537         $102,671.00        $  107,293          $103,420
-------------------------------------------------------------------------------------------------
Stephen J. Gutman             $7,179         $ 74,610.00        $  134,982          $ 84,014
-------------------------------------------------------------------------------------------------
Jeffrey S. Burum**            $4,741        -                                       $ 42,049
-------------------------------------------------------------------------------------------------
William Shea1/(1)/
-------------------------------------------------------------------------------------------------



*    Complex includes SAMF, Focused, AIG Series Trust and AST

**   Mr. Burum, Dr. Craven and Mr. Devin are not trustees of AST.

*** Mr. Devin and Dr. Craven were elected to the Board effective November 16, 2001.

/(1)/ William Shea was elected on November 30, 2004.



          As of January 7, 2005, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust's total outstanding shares.

          The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' outstanding shares as of January 7, 2005:



Growth Opportunties Fund Class B   Merrill Lynch, Pierce, Fenner & Smith,        Owner of record 6%
                                   Inc.  for the sole benefit of its customers
                                   Jacksonville, FL 32246

Tax Managed Equity Fund Class A    Richard Brian Tannehill & Patti P.            Owner of Record 7%
                                   Tannehill Many, LA 71449

Biotech/Health Fund Class A        SunAmerica, Inc. "Account B" Century City,    Owner of Record 6%
                                   CA 90067

New Century Fund Class C             Merrill Lynch, Pierce, Fenner & Smith,         Owner of Record 6%
                                     Inc. for the sole benefit of its customers
                                     Jacksonville, FL 32246

Biotech/Health Fund Class B          Merrill Lynch, Pierce, Fenner & Smith,         Owner of Record 5%
                                     Inc. for the sole benefit of its customers
                                     Jacksonville, FL 32246

Value Fund Class B                   Merrill Lynch, Pierce, Fenner & Smith,         Owner of Record 5%
                                     Inc. for the sole benefit of its customers
                                     Jacksonville, FL 32246

Value Fund Class C                   Merrill Lynch, Pierce, Fenner & Smith,         Owner of Record 7%
                                     Inc. for the sole benefit of its customers
                                     Jacksonville, FL 32246

Balanced Assets Fund Class I         Ashtabula Clinic NQDC Plan, Houston, TX        Owner of Record 14%
                                     77019

Balanced Asset Fund Class I          Craven Regional Medical Center, Houston,       Owner of Record 14%
                                     TX 77019

Balanced Asset Fund Class I          State of Rhode Island 457 Deferred             Owner of Record 38%
                                     Compensation

Balanced Asset Fund Class I          Ken-Crest Services 403(b)                      Owner of Record 10%

Blue Chip Growth Fund Class I        West Florida Child Care & Education Services   Owner of Record 9%

Blue Chip Growth Fund Class I        RC Deferred Compensation Plan                  Owner of Record 15%

Blue Chip Growth Fund Class I        Forum Health Services 401K Plan                Owner of Record  13%

Blue Chip Growth Fund Class I        McDonough District Hospital Deferred           Owner of Record 6%
                                     Compensation Plan

Blue Chip Growth Fund Class I        Baptist Health System 403B Retirement Plan     Owner of Record 11%

Growth and Income Fund Class I       W. Florida Child Care and Education Services   Owner of Record 6%

Growth and Income Fund Class I       Baptist Health Centers Inc. 401K Plan          Owner of Record 18%

Growth and Income Fund Class I       Kadlec Medical Center Tax Sheltered Annuity    Owner of Record 7%
                                     Plan

Growth Opportunities Fund Class I    Central Health Matching TDSP                   Owner of Record 51%

Growth Opportunities Fund Class I    RC Deferred Compensation Plan                  Owner of Record 32%

International Equity Fund Class I    RC Deferred Compensation Plan                  Owner of Record 38%

International Equity Fund Class I    Tampa General 403B Savings Plan                Owner of Record 6%

International Eqquity Fund Class I   McDonough District Hospital 401A Retirement    Owner of Record 5%
                                     Plan

Value Fund Class I                   Catholic HealthCare W Supplemental             Owner of Record 51%
                                     Retirement Plan


                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SunAmerica Asset Management Corp.


          SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as investment manager to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of September 30, 2004, SunAmerica managed, advised and/or administered in excess of $39.6 billion of assets. SunAmerica is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG").


          AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.


          Under the Advisory Agreement, SunAmerica selects and manages the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. As discussed below, SunAmerica has retained AIGGIC, American Century and J.P. Morgan as subadvisers pursuant to separate agreements (each, a "Subadvisory Agreement") with respect to the International Equity Fund, Value Fund and Tax Managed Equity Fund, respectively.


          In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

          Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.


          As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rates below: .



                                       FEE RATE
                                       (as a % of average
FUND                                   daily net asset value)
----                                   ----------------------
SunAmerica Blue Chip Growth Fund       0.75% to $350million
                                       0.70% next $350million
                                       0.65% over $700million

SunAmerica Growth Opportunities Fund   0.75% to $350million
                                       0.70% next $350million
                                       0.65% over $700million

SunAmerica New Century Fund            0.75% to $350million

                                       0.70% next  $350million
                                       0.65% over  $700million

SunAmerica Balanced Assets Fund        0.75% to     $350million
                                       0.70% next  $350million
                                       0.65% over  $700million

SunAmerica Growth and Income Fund      0.75% to     $350million
                                       0.70% next  $350million
                                       0.65% over  $700million

SunAmerica International Equity Fund   1.00% of net assets

SunAmerica Value Fund                  1.00% first   $750 million
                                       .95%  next    $750 million
                                       .90%  there after

SunAmerica Biotech/Health Fund         0.75% of Net Assets

Tax Managed Equity Fund                0.85% of Net Assets


                Information about SunAmerica Portfolio Managers
                -----------------------------------------------


          Frank D. Gannon is the portfolio manager of the Blue Chip Growth Fund and the Balanced Asset Fund ("the Funds"). In addition to the Funds, Mr. Gannon manages the nine other Registered Investment Companies with approximately $1.14 billion in assets under management; he also co-manages two additional Registered Investment Companies with approximately $278.4 million in assets under management.

          Brian Clifford is the portfolio manager of the Growth Opportunities Fund, New Century Fund and Biotech/Health Fund ("the Funds"). In addition to the Funds Mr. Clifford also manages nine additional Registered Investment Companies with approximately $707.1 million in assets under management.

          Steven A. Neimeth is the portfolio manager of the Value Fund and the Growth and Income Fund ("the Funds"). In addition to the Funds, Mr. Neimeth manages three additional Registered Investment Companies with approximately $602.9 million in assets under management.

          The SunAmerica portfolio managers' compensation has both a salary and bonus component. The salary component is a fixed base salary, which is the same for all SunAmerica portfolio managers, and is not based on manager performance. The bonus components of their salaries are based both on the Fund's individual performance and the organizational performance of SunAmerica. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's performance relative to the one-year and three-year Lipper Rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

          The organizational performance component of the portfolio manager's bonus constitutes twenty-five (25%) percent of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% -75%) of their base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2004.



-------------------------------------------------------------------------------
                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                        Registered Investment
     Name of             Dollar Range of Equity          Companies Managed by
Portfolio Manager      Securities in the Fund/1/              SunAmerica
-------------------------------------------------------------------------------
Frank D. Gannon    International Equity: $0 - 10,000         $0 - 10,000
                      Balanced Assets: $0- 10,000
                        Value Fund: $0 - 10,000
-------------------------------------------------------------------------------
Brian Clifford                    None                           None
-------------------------------------------------------------------------------
Steven A. Neimeth                 None                           None
-------------------------------------------------------------------------------


----------
/1/ Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

                    BOARD APPROVAL OF THE ADVISORY AGREEMENT


          The Board of Trustees of the Fund, including the Disinterested Trustees, approved the existing Advisory Agreement with the Adviser with respect to each Fund for an additional period and further advised that the Board intended to consider its approval again at the next Board meeting. In approving the existing Advisory Agreement, the Board, including the Disinterested Trustees, considered (i) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (iii) the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds, (v) economies of scale, (vi) the terms of the agreement, (vii) the overall organization of the Adviser, as well as the Adviser's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by the Adviser in connection with soft dollar commissions. The Board's analysis of these factors is set forth below.

The Reasonableness of the Advisory Fee in Light of the Nature and Quality of SunAmerica's Services and any Additional Benefits Received by SunAmerica or its Affiliates in Connection with Providing Services to the Funds. The Trustees received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Funds, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Disinterested Trustees. The Board reviewed the advisory fees of these other funds within the Lipper categories and found that while neither the highest nor the lowest, the advisory fees of the Funds fell within the range of fees reviewed. Based upon this and other information, the Board determined that the advisory fees paid by the Funds were reasonable.

The Fund's Investment Performance Compared to a Selected Peer Group, and to an Appropriate Index of Combination of Indices. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund and the Adviser and Subadviser. With respect to those Funds with rankings below the second quartile in its category for the past one, two and three years, the Trustees directed that the Adviser make a detailed presentation prior to for consideration by the Board at its next meeting demonstrating the measures taken to improve performance in the future.

The Nature, Quality, Cost and Extent of Administrative and Shareholder Services Performed by the Adviser and Affiliated Companies. The Trustees discussed SunAmerica's responsibilities to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. In particular, the Trustees considered SunAmerica's investment style and process, and the level and process of monitoring the managers and subadvisers conducted by SunAmerica's research and compliance teams. The Trustees noted that SunAmerica was responsible for providing and compensating a Chief

Compliance Officer for the Funds pursuant to Rule 38a-1 under the Investment Company Act of 1940. The Trustees analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds.

The Fund's Expense Ratio and Expense Ratio of Similar Funds. The Trustees reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by the Advisor. The Board compared the Funds' net expense ratios to those of other funds within its respective Lipper peer group. Based upon this and other information, the Board determined that the fee and expense ratios of the Funds were reasonable given the quality of services expected to be provided and were comparable to the fee and expense ratios of similar funds within the same Lipper peer group.

Economies of Scale. The Board received and considered information about the potential of SunAmerica to experience economies of scale as the Funds grow in size. The Board noted that with the exception of the International Equity, Biotech/Health, and the Tax Managed Equity Fund, SunAmerica's advisory fee rates contain breakpoints and, accordingly, each reflects the potential to realize economies of scale.

The Terms of the Agreement. The Advisory Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Trustees or by the holders of a majority of each Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

          Under the terms of the Advisory Agreement, the Adviser is not liable to a Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Overall Organization of the Adviser, as well as the Adviser's Profitability and Financial Condition. The Trustees considered the benefit to shareholders of investing in a Fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Trustees also considered SunAmerica's experience in providing management and investment advisory services to individuals, pension, corporate and trust accounts, including approximately 130 mutual funds (not including the Funds), and the fact that SunAmerica currently manages, advises and/or administers approximately $40.7 billion of assets. The Trustees also considered SunAmerica's record of compliance with each Funds' objective, strategies and restrictions and its positive regulatory and compliance history. The Trustees also considered SunAmerica's relationships with its affiliates and the resources available to them. The Board reviewed confidential financial statements relating to SunAmerica's profitability and financial condition and considered the reputational value to SunAmerica from serving as investment adviser and considered how profit margins could affect SunAmerica's ability to recruit and retain qualified investment personnel. In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Funds. Based upon this and other information, the Trustees determined that SunAmerica has the experience, resources and personnel to perform its obligations under the Advisory Agreement.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Disinterested Trustees, concluded that the advisory fee structure was fair and reasonable and that each Fund was paying a competitive fee for the services provided. In arriving at a decision to approve the continuation of the Advisory Agreement, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.

          The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2004, 2003 and 2002. No information is shown for the Biotech/Health Fund, Tax Managed Equity Fund or Value Fund, since they will commence operations after the date of this SAI.


                                  ADVISORY FEES


--------------------------------------------------------------------------------
                                 ADVISORY FEES*
--------------------------------------------------------------------------------
FUND                                           2004         2003         2002
--------------------------------------------------------------------------------
Blue Chip
Growth Fund                                 $  866,361   $  892,334   $1,179,169
--------------------------------------------------------------------------------
Growth
Opportunities Fund                          $  968,701   $  910,348   $1,424,430
--------------------------------------------------------------------------------
New Century Fund                            $  771,896   $  784,871   $1,082,836
--------------------------------------------------------------------------------
Growth and Income
Fund                                        $1,433,161   $1,584,763   $2,421,639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 ADVISORY FEES*
--------------------------------------------------------------------------------
FUND                                          2004         2003         2002
--------------------------------------------------------------------------------
Balanced Assets Fund                        $1,829,681   $1,987,802   $2,675,924
--------------------------------------------------------------------------------
International Equity Fund                   $  893,411   $  899,419   $1,018,427
--------------------------------------------------------------------------------
Value Fund                                  $1,752,130   $1,643,163   $1,697,340
--------------------------------------------------------------------------------
Biotech/Health Fund                         $  334,125   $  331,090   $  467,717
--------------------------------------------------------------------------------
Tax Managed Equity Fund                     $  451,338   $  519,867   $  835,146
--------------------------------------------------------------------------------


          *    Without giving effect to voluntary fee waivers or expense
               reimbursements.
          **   Includes amounts paid by the prior International Equity Fund


          +

          SunAmerica has contractually agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.63% of the assets of Class A shares, 2.28% of the assets of Class B shares, 2.28% of the assets of Class C shares, 1.53% of the assets of Class I shares and 1.06% of the assets for Class Z shares for the Value Fund; 1.90% of the assets of Class A shares, 2.55% of the assets of Class B and Class C shares and 1.80% of the assets of Class I shares for the International Equity Fund; 1.55% of the assets of Class A shares and 2.20% of the assets of Class B and Class C shares for the Biotech/Health Fund; 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class C shares for the Tax Managed Equity Fund. SunAmerica has also agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.33% of the assets of Class I shares for the Blue Chip Growth, Growth Opportunities and Balanced Assets Fund and 1.32% of the assets of Class I shares for the New Century and Growth and Income Funds.

          (Move to paragraph 1, page 14, footnote 1 of prospectus) The following table sets forth the fee waivers and expense reimbursements made to the Funds by SunAmerica for the fiscal years ended September 30, 2004, 2003 and 2002.


                     Fee Waivers and Expense Reimbursements


                                      2004



-------------------------------------------------------------------------------------
         Fund               Class A   Class B   Class C   Class I   Class Z   Class X
-------------------------------------------------------------------------------------
Blue Chip Growth Fund            --        --        --   $12,446        --        --
-------------------------------------------------------------------------------------
Growth Opportunities Fund        --        --        --   $ 8,864              $3,652
-------------------------------------------------------------------------------------
New Century Fund                 --        --   $10,583   $ 5,223        --        --
-------------------------------------------------------------------------------------
Growth and Income Fund           --        --        --   $ 8,893        --        --
-------------------------------------------------------------------------------------
Balanced Assets Fund             --        --        --   $ 7,848                  --
-------------------------------------------------------------------------------------
International Equity        $33,826   $28,171   $ 9,082   $16,894        --        --
-------------------------------------------------------------------------------------
Value Fund                  $32,234   $13,544   $14,211   $ 7,286    $8,332        --
-------------------------------------------------------------------------------------
Biotech/Health              $48,000   $41,731   $29,207        --        --        --
-------------------------------------------------------------------------------------
Tax Managed Equity          $32,516   $50,423   $47,232        --        --        --
-------------------------------------------------------------------------------------


                                      2003

-----------------------------------------------------------------------------
          Fund              Class A    Class B    Class I   Class C   Class X
-----------------------------------------------------------------------------
Blue Chip Growth Fund            --         --   $ 59,487        --        --
-----------------------------------------------------------------------------
Growth Opportunities Fund        --         --   $ 18,411        --   $ 2,387
-----------------------------------------------------------------------------
New Century Fund                 --         --   $ 20,047   $14,370        --
-----------------------------------------------------------------------------
Growth and Income Fund           --         --   $ 42,818        --        --
-----------------------------------------------------------------------------
Balanced Assets Fund             --         --   $  8,578        --        --
-----------------------------------------------------------------------------
International Equity        $57,768   $ 31,823   $ 29,275   $41,788        --
-----------------------------------------------------------------------------
Biotech/Health              $37,299   $ 42,140   $ 37,737
-----------------------------------------------------------------------------
Tax Managed Equity          $91,348   $127,188   $129,505
-----------------------------------------------------------------------------
Value Fund                  $ 1,944   $  3,511   $  3,643   $ 1,494   $23,672
-----------------------------------------------------------------------------



                                      2002



-------------------------------------------------------------------------------------
          Fund              Class A   Class B   Class I   Class C   Class Z   Class X
-------------------------------------------------------------------------------------
Blue Chip Growth Fund            --        --   $11,309   $   433        --    5,937
-------------------------------------------------------------------------------------
Growth Opportunities Fund        --        --   $10,519        --        --
-------------------------------------------------------------------------------------
New Century Fund                 --        --   $ 9,825   $10,764   $28,784
-------------------------------------------------------------------------------------
Growth and Income Fund           --        --   $11,329        --    28,232
-------------------------------------------------------------------------------------
Balanced Assets Fund             --        --   $ 8,195   $ 1,725        --
-------------------------------------------------------------------------------------
International Equity        $25,647   $17,955   $16,728   $26,344        --
-------------------------------------------------------------------------------------
Biotech/Health              $45,661   $42,967   $37,977
-------------------------------------------------------------------------------------
Tax Managed Equity          $51,827   $73,192   $76,126
-------------------------------------------------------------------------------------
Value Fund                  $14,901   $ 5,495   $ 7,383   $ 8,909   $25,852
-------------------------------------------------------------------------------------






AIGGIC

          AIGGIC acts as subadviser to the International Equity Fund pursuant to its Subadvisory Agreement.

          In its capacity as subadviser, AIGGIC performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the AIGGIC's fees. AIGGIC is a wholly owned subsidiary of AIG and an affiliate of SunAmerica.


          The annual rate of fees that SunAmerica pays to AIGGIC is equal to ..470% of the average daily net assets of the Fund. For the fiscal years ended September 30, 2004 and 2003, SunAmerica paid AIGGIC $419,903, $422,727 and $477,072.

          The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of AIGGIC (and its affiliates), AIGGIC shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify AIGGIC (and its affiliates) from any liability arising from AIGGIC's conduct under the Subadvisory Agreement.

                  Information about AIGGIC's Portfolio Manager
                  --------------------------------------------


          Hans Danielsson is the Senior Managing Director and portfolio manager for the International Equity Fund. In addition to the International Equity Fund, Mr. Danielsson is primarily responsible for the management of one additional Registered Investment Company with approximately $1.7 billion in assets under management, four separate portfolios consisting of other pooled investments with approximately $706.7 million in assets under management, and five additional other accounts with approximately $279.9 million in assets under management.

          Hans Danielsson's compensation has both a salary and a bonus component. He does not manage any performance fee-based funds. The compensation structure described below is utilized for both the Registered Investment Companies and all other accounts aforementioned. The salary component is a fixed annual salary paid to all AIGGIC portfolio managers. The bonus component is computed as follows: sixty percent (60%) is measured largely by the performance in managing the Portfolio Manager's funds, with a small component that is tied to the performance of all international equity funds managed by the Sub-Adviser, AIGGIC; twenty percent (20%) of the bonus is determined by the overall profitability of AIGGIC; and the final twenty percent (20%) is determined on a discretionary basis.

          Any long-term compensation, including stock options, is not performance based, but instead is based on certain vesting dates. These rights are identical for all AIGGIC employees and vest after the same period of continued employment.


J.P. Morgan

          J.P. Morgan acts as subadviser to the Tax Managed Equity Fund pursuant to its Subadvisory Agreement with SunAmerica.

          In its capacity as subadviser, J.P. Morgan performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the supervision of SunAmerica, which pays the J.P. Morgan's fees. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.

          For the fiscal year ended October 31, 2004, SunAmerica paid fees to J.P. Morgan equal to 0.45% as a percentage of the average daily net assets. For the fiscal years ended October 31, 2004, 2003 and 2002, SunAmerica paid J.P. Morgan $238,944, $275,224, and $442,136.

               Information about J.P. Morgan's Portfolio Managers
               --------------------------------------------------

          The portfolio managers of the Tax Managed Equity Fund are Terry Banet and Louise P. Scalfani. In addition to the Tax Managed Equity Fund, Ms. Scalfani manages 2 other Pooled Investment Vehicles with approximately $826 million in assets under management, and one hundred and forty five additional Other Accounts with approximately $2.8 billion in assets under management. Ms. Banet also manages one additional Registered Investment Company with approximately $1 billion in assets under management, thirteen other Pooled Investment Vehicles with approximately $1.4 billion in assets under management, and nineteen separate Other Accounts with approximately $53 million in assets under management.

          The Adviser's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole.

          Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

          Stock awards are granted as part of an employee's annual performance bonus and compromise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                  BOARD APPROVAL OF THE SUBADVISORY AGREEMENTS

          The Board of Trustees, including all of the Disinterested Trustees, considered and approved the Subadvisory Agreements with respect to the International Equity and Tax Managed Equity Funds. In approving the Subadvisory Agreements, the Board, including the Disinterested Trustees, considered (i) the Subadvisers' investment methodology and process; (ii) the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by the Subadvisers; (iii) the amount and structure of the investment advisers' fees generally and the fees payable under the Subadvisory Agreement; (iv) the Fund's investment performance compared to selected peer groups, and to an appropriate combination of indices; (vi) the terms of the Subadvisory Agreements; and (vii) the management personnel and operations of the Subadvisers. The Trustees' considerations thereto are described below.

The Subadvisers' Investment Methodology and Process. The Trustees discussed the investment principles and investment philosophy used by AIGGIC. The Trustees considered that AIGGIC through its global network of investment advisory affiliates, offers investors truly local investment management and support services. In addition, the Board noted that AIGGIC offers diverse capabilities in both the developed and emerging markets and have integrated investment teams in all regions. Lastly, the Board took into consideration AIGGIC's range of investment strategies which includes global and regional equity and fixed income capabilities, emerging market equity and fixed income strategies, developed and emerging market private equity funds, regional and specialty real estate funds and global securities lending.

          With respect to J.P. Morgan, the Trustees considered that J.P. Morgan's investment philosophy for the Tax-Managed Equity Fund focuses on stock picking while largely avoiding sector or market timing strategies. J.P. Morgan takes an in-depth look at company prospects over a relatively long period, often as much as five years, rather than focusing on near term expectations. The Board noted that J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

The Nature and Quality of the Subadvisers' Services. The Trustees discussed that AIGGIC and J.P. Morgan would each be responsible for all aspects of day-to-day investment management of their respective funds, subject to the oversight of SunAmerica. The Trustees also considered the level of assistance and diligence provided and expected to be provided by AIGGIC and J.P. Morgan with respect to marketing support, compliance and other matters.

The Amount and Structure of the Investment Advisers' Fees Generally and the Fees Payable under the Subadvisory Agreement. The Trustees considered that the International Equity and Tax Managed Equity Funds pay a fee to SunAmerica and that, in turn, SunAmerica rather than the Funds, pays a fee to AIGGIC and J.P. Morgan. Therefore, the Board considered the amount retained by SunAmerica and the fee paid to with respect to the different services provided by SunAmerica and AIGGIC and J.P. Morgan. The Board received comparative analysis of advisory and subadvisory fees (if any) paid by similar funds within the same Lipper peer group. As noted above, the Trustees reviewed the subadvisory fees of these other funds, and found that while neither the highest nor the lowest, the subadvisory fees of the Funds fell within the range of fees reviewed. Based upon this and other information, the Trustees determined that the subadvisory fees were reasonable.

The Fund's Investment Performance Compared to a Selected Peer Group, and to an Appropriate Index of Combination of Indices. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund and the Adviser and Subadviser. The Board received and considered information about each Fund's historical performance and noted that the Fund's performance was comparable to other funds within its respective Lipper category over the relevant periods.

The Terms of the Subadvisory Agreements. The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

The Management Personnel and Operations of the Subadvisers. The Trustees discussed that AIGGIC and J.P. Morgan would be responsible for all aspects of day-to-day investment management of their respective funds, subject to the oversight of SunAmerica. The Trustees also considered the level of assistance and diligence provided or expected to be provided by each with respect to marketing support, compliance and other matters. The Board considered the credentials and investment experience of each Fund's portfolio manager. The Board noted that the portfolio manager at AIGGIC had approximately 20 years experience while the portfolio manager at J.P. Morgan had approximately 19 years experience. The Board also noted that it was familiar with each subadvisers' investment style and process since both served as a subadviser to another fund overseen by the Board.

Conclusion. After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval or continuation of the Subadvisory Agreement was in the best interests of the Fund and its shareholders.


Personal Securities Trading

          The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.


          AIGGIC, American Century and J.P. Morgan have adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC, and J.P. Morgan report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.


The Distributor

          The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with AIG SunAmerica Capital Services, Inc. ("SACS"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

          SACS serves as Distributor of Class I shares, Class X and Class Z shares and incurs the expenses of distributing the Class I, Class X and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

          Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the

Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

          The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


The Trust, on behalf of each Class I share, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund's Class I shares.

Distribution Plans


          Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the "Class A Plan," the "Class B Plan", and the "Class C Plan" and collectively as the "Distribution Plans"). There is no Distribution Plan in effect for Class I, Class X or Z shares.

          The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

          Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

          The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

          It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.


          The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended September 30, 2004, 2003 and 2002.


              Distribution and Account Maintenance and Service Fees


--------------------------------------------------------------------------------------------------------------------------
Fund                                   2004                             2003                            2002
--------------------------------------------------------------------------------------------------------------------------
                         Class A    Class B   Class C+   Class A    Class B    Class C+   Class A      Class B     ClassC+
--------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund   $236,916   $310,335   $ 73,858   $219,876   $307,871   $ 74,292   $295,497   $  462,737   $117,889
--------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
Fund                    $209,597   $376,112   $185,625   $197,823   $361,400   $187,892   $309,399   $  608,245   $339,433
--------------------------------------------------------------------------------------------------------------------------
New Century Fund        $297,244   $138,697   $ 21,868   $274,063   $197,944   $ 21,912   $348.018   $  364,394   $ 39,760
--------------------------------------------------------------------------------------------------------------------------
Growth and Income
Fund                    $255,866   $625,732   $489,283   $245,248   $752,590   $543,291   $349,356   $1,268,765   $873,216
--------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund    $598,842   $445,049   $250,687   $623,426   $542,524   $281,749   $787,422   $  903,341   $386,877
--------------------------------------------------------------------------------------------------------------------------
International Equity
Fund                    $115,434   $260,773   $163,145   $114,572   $244,442   $147,474   $115,281   $  336,009   $196,575
--------------------------------------------------------------------------------------------------------------------------
Value Fund              $234,452   $725,940   $234,969   $194,543   $801,861   $206,360   $191,531   $  881,239   $217,452
--------------------------------------------------------------------------------------------------------------------------
Biotech/Health Fund     $ 60,712   $158,523   $113,513   $ 57,668   $162,390   $114,299   $ 80,303   $  213,855   $180,332
--------------------------------------------------------------------------------------------------------------------------
Tax Managed Equity
Fund                    $ 47,398   $200,289   $195,275   $ 52,568   $230,393   $231,030   $ 86,087   $  366,315   $370,248
--------------------------------------------------------------------------------------------------------------------------





     +    Class II shares were redesignated as Class C shares on February 20,
          2004.

          Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator

          The Trust has entered into a service agreement ("Service Agreement"), under the terms of which AIG SunAmerica Fund Services ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

          Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class X, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent"). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

          The Service Agreement dated January 1, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PROXY VOTING POLICIES AND PROCEDURES

          Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust's investment adviser. The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders.

          The Trust has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with recordkeeping of proxy votes.

          Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

          Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's portfolio manager is dissatisfied with a company's management, the Trust typically will sell the holding.

          Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the portfolio manager or other appropriate personnel of SunAmerica and/or the subadviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.

          Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

     .    Vote with management recommendations on most corporate matters;

     . Vote with management recommendations on proposals to increase or decrease authorized common stock;

     . Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

     . Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     . Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     .    Vote against most shareholder proposals;

     . Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;/1/

     . Not vote proxies for index funds/portfolios and passively managed funds/portfolios;/2/ and

----------
/1/ In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

/2/ The Board of the Trustees has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

     . May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

          Conflicts of Interest. Senior management of the Trust and SunAmerica, including members of the proxy voting committee and legal and compliance personnel, and/or a subadviser, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

          However, if a situation arises where a vote presents a conflict between the interests of the Trust's shareholders and the interests of SunAmerica, the Trust's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the Trust, senior management of the Trust and SunAmerica, including the proxy voting committee, will be consulted. Any Individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.

          Proxy Voting Records. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

          The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Trust does not provide or permit others to provide information about the Funds' holdings on a selective basis.

          The Trust makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

          In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.


          Before any non-public disclosure of information about a Fund's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Fund's shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund's shareholders and those of the Fund's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Fund's shareholders and those of the Fund's investment adviser, the request will be denied. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason

          At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Funds and its shareholders.

          Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1. Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises.

2. Ernst & Young LLP ("E&Y"). E&Y is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds' financial statements. E&Y does not disclose to third parties information regarding the Funds' holdings.

3. State Street Bank & Trust Company ("SSB&T"). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds' holdings except as instructed by the Fund.


4. Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.


5. Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. Standard & Poors ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7. Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen
     (14) days of its receipt.

8. Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty

     (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. Investment Company Institute ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen
     (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund's holding information publicly.

11. Plexus Group and Elkins/McSherry. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

12. Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

13. Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven
     (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14. The Vanguard Group, Inc. ("Vanguard"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.

15. Investor Responsibility Research Center ("IRRC"). IRRC downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with IRRC includes confidentiality disclosure.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.


          Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Trustees may instruct an Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently the Funds have such an agreement with Lynch, Jones & Ryan and State Street Brokerage; however a Fund may enter in agreements with other broker-dealers as well. It is possible that broker-dealers participating in this program in the future might be affiliated with an Adviser, subject to applicable legal requirements. The brokerage of one Fund will not be used to help pay the expenses of any other SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.


          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

          On behalf of the Funds, the Adviser has entered into directed brokerage agreements. A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expenses reimbursements, or commissions are recaptured for a client from or through a broker dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer in the best interest of each Fund and its shareholders and, therefore has conveyed the information to Subadvisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 30% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recapture commissions obtained through the directed brokerage transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage credited back to the Fund. These credits are hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increate its reported yield.

          The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

          Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position.

If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.


          The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2004, 2003 and 2002. The information shown for the Biotech/Health Fund, Tax Managed Equity Fund and Value Fund reflects the commissions paid by the Prior Biotech Health Fund, Prior Tax Managed Equity Fund and Prior Value Fund, respectively, for their fiscal years ended October 31, 2003, and 2002



                           2004 Brokerage Commissions



----------------------------------------------------------------------------------------------------
                                                                                Percentage of Amount
                                                                                   of Transactions
                                                                                Involving Payment of
                             Aggregate    Amount paid to   Percentage paid to      Commissions to
                             Brokerage      Affiliated         Affiliated        Affiliated Broker-
                            Commissions   Broker-Dealers     Broker-Dealers            Dealers
----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund         $499,952        $58,318            11.66%                 0.15%
----------------------------------------------------------------------------------------------------
Growth Opportunities Fund     $945,692        $78,378             8.29%                 0.25%
----------------------------------------------------------------------------------------------------
New Century Fund              $439,384        $20,417             4.65%                 0.21%
----------------------------------------------------------------------------------------------------
Growth and Income Fund        $836,169        $58,237             6.96%                 0.16%
----------------------------------------------------------------------------------------------------
Balanced Assets Fund          $672,654        $62,792             9.33%                 0.14%
----------------------------------------------------------------------------------------------------
Biotech/Health Fund           $252,740        $16,895             6.68%                 0.17%
----------------------------------------------------------------------------------------------------
Tax Managed Equity Fund       $ 26,565             --               --                    --
----------------------------------------------------------------------------------------------------
Value Fund                    $677,790        $ 7,387             1.09%                 0.13%
----------------------------------------------------------------------------------------------------
International Fund*           $900,330        $56,939             6.32%                 0.40%
----------------------------------------------------------------------------------------------------


2003 Brokerage Commissions

----------------------------------------------------------------------------------------------------
                                                                                Percentage of Amount
                                                                                   of Transactions
                                                                                Involving Payment of
                             Aggregate    Amount paid to   Percentage paid to      Commissions to
                             Brokerage      Affiliated         Affiliated        Affiliated Broker-
                            Commissions   Broker-Dealers     Broker-Dealers            Dealers
----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund        $  484,140            --               --                    --
----------------------------------------------------------------------------------------------------
Growth Opportunities Fund    $1,126,329            --               --                    --
----------------------------------------------------------------------------------------------------
New Century Fund             $  541,982            --               --                    --
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Growth and Income Fund       $1,057,078            --               --                    --
----------------------------------------------------------------------------------------------------
Balanced Assets Fund         $  846,312            --               --                    --
----------------------------------------------------------------------------------------------------
Biotech/Health Fund          $  286,766       $25,062                6%                 0.70%
----------------------------------------------------------------------------------------------------
Tax Managed Equity Fund      $   21,961            --               --                    --
----------------------------------------------------------------------------------------------------
Value Fund                   $  327,924       $   640             0.20%                 0.03%
----------------------------------------------------------------------------------------------------
International Equity Fund    $1,006,557            --               --                    --
----------------------------------------------------------------------------------------------------

                           2002 Brokerage Commissions

----------------------------------------------------------------------------------------------------
                                                                                Percentage of Amount
                                                                                   of Transactions
                                                                                Involving Payment of
                             Aggregate    Amount paid to   Percentage paid to      Commissions to
                             Brokerage      Affiliated         Affiliated        Affiliated Broker-
                            Commissions   Broker-Dealers     Broker-Dealers            Dealers
----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund        $  452,834            --               --                    --
----------------------------------------------------------------------------------------------------
Growth Opportunities Fund    $1,638,541            --               --                    --
----------------------------------------------------------------------------------------------------
New Century Fund             $  665,909            --               --                    --
----------------------------------------------------------------------------------------------------
Growth and Income Fund       $1,269,062            --               --                    --
----------------------------------------------------------------------------------------------------
Balanced Assets Fund         $  727,064            --               --                    --
----------------------------------------------------------------------------------------------------
Biotech/Health Fund          $  371,106       $23,198                6%                   --
----------------------------------------------------------------------------------------------------
Tax Managed Equity Fund      $   54,607            --               --                    --
----------------------------------------------------------------------------------------------------
Value Fund                   $  391,752       $ 1,476             0.38%                 0.18%
----------------------------------------------------------------------------------------------------
International Fund*          $  981,610            --               --                    --
----------------------------------------------------------------------------------------------------


*Information shown for the prior International Fund is for the fiscal year ended October 31.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

          Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

          Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

          Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class II shares, now designated as Class C shares, had elements of a sales charge that is imposed at the time of purchase and that is deferred prior to their redesignation. Class I, Class X and Class Z shares are not subject to any sales charges.


          The following tables set forth the front-end sales concessions with respect to Class A and Class C shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2004, 2003 and 2002. The information shown for the Biotech/Health Fund, Tax Managed Equity Fund and Value Fund reflects front-end sales concessions for the fiscal years ended October 31, 2003 and 2002 for the Prior Biotech/Health Fund, Prior
Tax Managed Equity Fund and Prior Value Fund, respectively.



                                      2004



------------------------------------------------------------------------------------------------------
                             Front-End     Front-End       Amount
                               Sales         Sales      Reallowed to     Contingent       Contingent
                            Concession-   Concessions    Affiliated    Deferred Sales   Deferred Sales
                              Class A      - Class C       Broker-      Charge-Class     Charge-Class
           Fund                Shares       Shares*        Dealers        B Shares         C Shares*
------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund         $ 70,816      $ 2,711       $ 34,179        $ 65,307          $  813
------------------------------------------------------------------------------------------------------
Growth Opportunities Fund     $117,507      $ 2,933       $ 46,052        $128,535          $1,214
------------------------------------------------------------------------------------------------------
New Century Fund              $ 73,449      $   361       $ 38,905        $ 23,923          $   39
------------------------------------------------------------------------------------------------------
Growth and Income Fund        $129,099      $ 6,487       $ 53,514        $165,735          $2,976
------------------------------------------------------------------------------------------------------
Balanced Assets Fund          $352,857      $ 7,365       $206,124        $124,232          $4,594
------------------------------------------------------------------------------------------------------
Biotech/Health Fund           $ 86,309      $ 5,464       $ 27,742        $ 75,602          $1,638
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund++     $ 13,231      $ 5,280       $  6,758        $ 74,425          $  876
------------------------------------------------------------------------------------------------------
Value Fund                    $237,770      $18,155       $ 91,009        $102,457          $7,439
------------------------------------------------------------------------------------------------------
International Fund            $ 41,669      $ 4,779       $ 13,686        $ 44,826          $1,102
------------------------------------------------------------------------------------------------------



* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.


                                      2003

-----------------------------------------------------------------------------------------------------
                                                    Amount          Amount Reallowed     Contingent
                            Front-End Sales      Reallowed to      to Non-Affiliated   Deferred Sales
                              Concessions-    Affiliated Broker-     Broker-Dealers    Charge-Class B
           Fund              Class A Shares     Dealers Class A         Class A            Shares
-----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund           $ 76,426           $ 34,239             $32,232           $ 94,718
-----------------------------------------------------------------------------------------------------
Growth Opportunities Fund       $134,798           $ 62,586             $53,665           $116,327
-----------------------------------------------------------------------------------------------------
New Century Fund                $ 76,280           $ 37,871             $28,421           $ 35,703
-----------------------------------------------------------------------------------------------------
Growth and Income Fund          $134,355           $ 50,733             $53,204           $246,500
-----------------------------------------------------------------------------------------------------
Balanced Assets Fund            $395,349           $252,313             $89,664           $158,964
-----------------------------------------------------------------------------------------------------
Biotech/Health Fund+            $ 52,737           $ 21,993             $23,883           $ 64,361
-----------------------------------------------------------------------------------------------------
Tax Managed Equity Fund++       $ 23,374           $ 12,569             $ 6,239           $109,910
-----------------------------------------------------------------------------------------------------
Value Fund**                    $193,663           $ 68,300             $97,285           $139,170
-----------------------------------------------------------------------------------------------------
International Equity Fund       $ 80,774           $ 12,503             $44,173           $ 52,382
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                  Amount
                                               Reallowed to     Amount Reallowed     Contingent
                            Front-End Sales     Affiliated     to Non-Affiliated   Deferred Sales
                              Concessions-    Broker-Dealers     Broker-Dealers    Charge-Class C
           Fund             Class C Shares*      Class C*           Class C*           Shares*
-------------------------------------------------------------------------------------------------
Blue Chip Growth Fund           $ 5,136           $1,647            $ 3,489            $ 1,875
-------------------------------------------------------------------------------------------------
Growth Opportunities Fund       $11,586           $3,435            $ 8,151            $ 2,861
-------------------------------------------------------------------------------------------------
New Century Fund                $ 1,026           $  461            $   565            $   959
-------------------------------------------------------------------------------------------------
Growth and Income Fund          $19,262           $4,111            $15,151            $ 8,282
-------------------------------------------------------------------------------------------------
Balanced Assets Fund            $13,205           $3,077            $10,128            $ 4,141
-------------------------------------------------------------------------------------------------
Biotech/Health Fund+            $10,740           $5,174            $ 5,566            $ 3,195
-------------------------------------------------------------------------------------------------
Tax Managed Equity Fund++       $10,667           $2,482            $ 8,185            $ 5,136
-------------------------------------------------------------------------------------------------
Value Fund**                    $36,538           $7,297            $29,241            $ 4,117
-------------------------------------------------------------------------------------------------
International Equity Fund       $19,141           $1,322            $17,819            $40,350
-------------------------------------------------------------------------------------------------

* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.
** Reflects front-end sales concessions for the fiscal years ended October 31, 2003 for the Prior Value Fund.
+ Reflects front-end sales concessions for the fiscal year ended October 31, 2003 for the Prior Biotech/Health Fund.
++ Reflects front-end sales concessions for the fiscal years ended October 31, 2003 for the Prior Tax Managed Equity Fund.

                                      2002

-----------------------------------------------------------------------------------------------------
                                                    Amount          Amount Reallowed     Contingent
                            Front-End Sales      Reallowed to      to Non-Affiliated   Deferred Sales
                              Concessions-    Affiliated Broker-     Broker-Dealers    Charge-Class B
           Fund              Class A Shares     Dealers Class A         Class A            Shares
-----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund           $124,761           $ 55,628             $ 52,224          $162,110
-----------------------------------------------------------------------------------------------------
Growth Opportunities Fund       $273,428           $134,206             $ 99,548          $251,660
-----------------------------------------------------------------------------------------------------
New Century Fund                $115,986           $ 63,254             $ 36,291          $ 61,812
-----------------------------------------------------------------------------------------------------
Growth and Income Fund          $188,900           $ 94,343             $ 68,062          $511,231
-----------------------------------------------------------------------------------------------------
Balanced Assets Fund            $559,052           $365,239             $118,376          $257,280
-----------------------------------------------------------------------------------------------------
Biotech/Health Fund+            $114,522           $ 43,180             $ 53,651          $113,888
-----------------------------------------------------------------------------------------------------
Tax Managed Equity Fund++       $ 51,044           $ 26,199             $ 18,053          $160,078
-----------------------------------------------------------------------------------------------------
Value Fund**                    $197,901           $105,349                   --          $ 63,340
-----------------------------------------------------------------------------------------------------
International Equity Fund       $139,874           $ 48,949             $ 82,079          $106,827
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                    Amount         Amount Reallowed      Contingent
                            Front-End Sales      Reallowed to      to Non-Affiliated   Deferred Sales
                              Concessions-    Affiliated Broker-     Broker-Dealers    Charge-Class C
           Fund             Class C Shares*    Dealers Class C*         Class C*           Shares*
-----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund           $27,175             $12,287             $14,888            $ 7,554
-----------------------------------------------------------------------------------------------------
Growth Opportunities Fund       $31,967             $11,926             $20,041            $21,273
-----------------------------------------------------------------------------------------------------
New Century Fund                $ 3,784             $ 1,362              $2,422            $ 1,749
-----------------------------------------------------------------------------------------------------
Growth and Income Fund          $36,453             $ 7,443             $29,010            $20,510
-----------------------------------------------------------------------------------------------------
Balanced Assets Fund            $29,063             $18,191             $10,872            $16,941
-----------------------------------------------------------------------------------------------------
Biotech/Health Fund+            $23,868             $11,254             $12,614            $12,182
-----------------------------------------------------------------------------------------------------
Tax Managed Equity Fund++       $25,822             $10,737             $15,085            $13,956
-----------------------------------------------------------------------------------------------------
Value Fund**                    $22,258             $ 6,791                  --            $15,467
-----------------------------------------------------------------------------------------------------
International Equity Fund       $41,967             $13,031             $28,936            $28,167
-----------------------------------------------------------------------------------------------------

..    On February 20, 2004, the Portfolios redesignated Class II shares as Class
     C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.
** Reflects front-end sales concessions for the fiscal years ended October 31, 2002 for the Prior Value Fund.
+ Reflects front-end sales concessions for the fiscal year ended October 31, 2002 for the Prior Biotech/Health Fund.
++ Reflects front-end sales concessions for the fiscal year ended October 31, 2002 for the Prior Tax Managed Equity Fund.




Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares

          Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase      CDSC on shares being sold
--------------------      -------------------------
1st or 2nd year                     4.00%
3rd or 4th year                     3.00%
5th year                            2.00%

6th year                            1.00%
7th year and thereafter             None

          Class B shares convert to Class A shares approximately seven years after purchase.

          Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC application to these shares:

Years after purchase      CDSC on shares being sold
--------------------      -------------------------
1st                                 5.00%
2nd                                 4.00%
3rd & 4th year                      3.00%
5th year                            2.00%
6th year and thereafter             1.00%
7th year and thereafter             None

          Class B shares convert to Class A shares approximately seven years after purchase.

          Any Class B shares purchased on/after January 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCs Applicable to Shareholders who Acquired Shares of a Fund through a Reorganization


          For Class B and Class C shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


                                     CLASS B

Years after purchase   CDSC on shares being sold
--------------------   -------------------------
Up to 2 years                    5.00%

2 years or more but less than 3 years   4.00%
3 years or more but less than 4 years   3.00%
4 years or more but less than 5 years   2.00%
5 years or more but less than 6 years   1.00%
6 or more years                         None

                                     CLASS C

Years after purchase   CDSC on shares being sold
--------------------   -------------------------
Up to 1 year                     1.00%

1 year or more                   None

Waiver of CDSC

          As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death

          CDSCs may be waived on redemptions within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the death, they will remain Class B and be subject to the applicable CDSC, when redeemed.

Disability

          CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions or Loans

          CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan

          CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

Purchases Through the Distributor

          An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

          Checks should be made payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received.

There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

Purchase by Federal Funds Wire

          An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

     . You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

     .    Call SunAmerica Fund Services' Shareholder Services, toll free at
          (800) 858-8850, to obtain your new account number.

     .    Instruct the bank to wire the specified amount to the Transfer Agent:
          State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

          To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

          As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege


In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.


Rights of Accumulation


          A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.


          The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent

          A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

          The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases

          Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

          To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

          Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons

(the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months;
(iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

          Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

          Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

          Reference is made to "Shareholder Account Information" in each Prospectus for certain information as to the redemption of Fund shares.

          If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Funds may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. The Funds, other than the International Equity Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

          The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

          Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share except SunAmerica Senior Floating Rate Fund. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

          If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

          A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

          Because abusive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

          In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

          The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

          Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

          Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price they are traded. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Trust's Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

          A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

          For each Fund, except the Balanced Assets Fund and Growth and Income Fund, dividends from net investment income, if any, and the excess of net realized long-term capital gains over net short-term capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. The Balanced Assets Fund and Growth and Income Fund will declare and pay dividends from net investment income quarterly. With respect to capital gain distributions, each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

          Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes

          Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company ("RICs") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

          In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

          As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

          Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

          Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.

          Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

          Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to the sale of shares acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

          Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

          Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

          Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund, with the exception of the International Equity Fund, will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

          Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

          The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as
Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

          A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

          Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

          The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

          A Fund may be required to backup withhold U.S. Federal income tax at the rate of 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

          Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

          Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

          Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts

          Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

          Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a "SEP-IRA". Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension ("SARSEP")

          A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees ("SIMPLE IRA")

          This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

          Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA

          Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual(k)

          The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 Plan

          The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

          Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.


          Currently, nine series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Growth Opportunities Fund, the New Century Fund, the Growth and Income Fund, the Balanced Assets Fund, the Biotech/Health Fund, the Tax Managed Equity Fund, the Value Fund and the International Equity Fund. The Value Fund has been divided into five classes of shares, designated as Class A, Class B, Class C, Class I, and Class Z. The Growth Opportunities Fund has been divided into five classes of shares, designated as Class A, Class B, Class C, Class I and Class X. The Balanced Assets Fund, Blue Chip Growth Fund, Growth and Income Fund, International Equity Fund and New Century Fund have each been divided into three classes of shares, designated as Class A, Class B, Class C shares. The Biotech/Health Fund and Tax Managed Equity Fund have both been divided into three classes of shares, designated as Class A, Class B and Class C shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

          Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

          All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class C shares are subject to a CDSC and a distribution fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee, (viii) Class Z shares are not subject to any sales charge or any distribution fee, (ix) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (x) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs, not including SunAmerica Senior Floating Rate Fund, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

          The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

          Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

Computation of Offering Price per Share


          The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund's net assets as of September 30, 2004. There are no sales charges for Class I, Class X or Class Z shares and therefore the offering price for these shares of each Fund will be computed by dividing its net assets by the number of shares outstanding.



----------------------------------------------------------------------------------------------------
                                        Blue Chip Growth Fund
----------------------------------------------------------------------------------------------------
                                                  Class A       Class B**     Class C +     Class I
----------------------------------------------------------------------------------------------------
Net Assets .................................    $62,316,102    $27,946,427   $6,457,638   $2,163,662
----------------------------------------------------------------------------------------------------
Number of Shares Outstanding ...............      4,424,077      2,201,319      510,675      152,715
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ...............    $     14.09    $     12.70   $    12.65   $    14.17
----------------------------------------------------------------------------------------------------
Sales Charge
   for Class A Shares: 5.75% of
   offering price (6.10% of net asset value
   per share)* .............................           0.86             --           --           --

                                                        --              --         0.12           --
----------------------------------------------------------------------------------------------------
Offering Price .............................    $     14.95          12.70   $    12.65        14.17
----------------------------------------------------------------------------------------------------


..    Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


------------------------------------------------------------------------------------------------------
                                            Growth Opportunities Fund
------------------------------------------------------------------------------------------------------
                                          Class A      Class B**     Class C +      Class I    Class X
------------------------------------------------------------------------------------------------------
Net Assets ..........................   $49,917,684   $31,429,403   $14,599,241   $3,492,676   $76,067
------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ........     3,656,461     2,561,663     1,191,353      254,045     5,500
------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ........   $     13.65   $     12.27   $     12.25   $    13.75   $ 13.83
------------------------------------------------------------------------------------------------------

Sales Charge
   for Class A Shares: 5.75% of
   offering price (6.10% of net asset
   value per share)* ................         0.833            --            --           --        --

                                                 --            --            --           --        --
------------------------------------------------------------------------------------------------------
Offering Price ......................   $     14.48         12.27   $     12.25        13.75     13.83
------------------------------------------------------------------------------------------------------


..    Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


-------------------------------------------------------------------------------
                                                     New Century Fund
-------------------------------------------------------------------------------
                                           Class A      Class B**     Class C +
-------------------------------------------------------------------------------
Net Assets ...........................   $80,872,004   $11,414,622   $2,179,583
-------------------------------------------------------------------------------
Number of Shares Outstanding .........     5,476,151       869,479      165,811
-------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares) .........   $     14.77   $     13.13   $    13.14
-------------------------------------------------------------------------------
Sales Charge
   for Class A Shares: 5.75% of
   offering price (6.10% of net
   asset value per share)* ...........          0.90            --           --

                                                  --            --           --
-------------------------------------------------------------------------------
Offering Price .......................   $     15.67         13.13       $13.14
-------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


-------------------------------------------------------------------------------------------
                                                       Growth and Income Fund
-------------------------------------------------------------------------------------------
                                           Class A      Class B**      Class C+     Class I
-------------------------------------------------------------------------------------------
Net Assets ...........................   $69,068,586   $54,198,693   $43,993,487   $768,729
-------------------------------------------------------------------------------------------
Number of Shares Outstanding .........     6,070,485     5,042,856     4,100,068     67,379
-------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares) .........   $     11.38   $     10.75   $     10.73   $  11.41
-------------------------------------------------------------------------------------------
Sales Charge
   for Class A Shares: 5.75% of
   offering price (6.10% of net
   asset value per share)* ...........          0.69            --            --         --

   for Class C Shares: 1.00% of
   offering price (1.01% of net
   asset value per share)* ...........            --            --            --         --
-------------------------------------------------------------------------------------------
Offering Price .......................   $     12.07         10.75   $     10.73      11.41
-------------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


--------------------------------------------------------------------------------------------
                                                         Balanced Assets Fund
--------------------------------------------------------------------------------------------
                                            Class A      Class B**      Class C+     Class I
--------------------------------------------------------------------------------------------
Net Assets............................   $160,268,829   $38,686,665   $22,780,833   $679,236
--------------------------------------------------------------------------------------------
Number of Shares Outstanding..........     12,151,744     2,943,518     1,731,025     51,409
--------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares)..........   $      13.19   $     13.14   $     13.16   $  13.21
--------------------------------------------------------------------------------------------
Sales Charge
   for Class A Shares: 5.75% of
   offering price (6.10% of net
   asset value per share)*............           0.80            --            --         --

   for Class C Shares: 1.00% of
   offering price (1.01% of net
   asset value per share)* ...........             --            --            --         --
--------------------------------------------------------------------------------------------
Offering Price........................   $      13.99         13.14   $     13.16      13.21
--------------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


----------------------------------------------------------------------------
                                              Biotech/Health Fund/1/
----------------------------------------------------------------------------
                                       Class A      Class B**      Class C+
----------------------------------------------------------------------------
Net Assets .......................   $15,838,958   $14,417,135   $10,384,024
----------------------------------------------------------------------------
Shares of Beneficial interest
   issued and outstanding ........     1,754,705     1,643,228     1,181,670
----------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share (net assets
   divided by number of shares) ..   $      9.03   $      8.77   $      8.79
----------------------------------------------------------------------------
Sales charge
   for Class A Shares                $      0.55            --            --
   5.75% of offering price
   (6.10% of net asset value
   per share)* ...................            --            --            --
----------------------------------------------------------------------------
Offering Price                       $      9.58          8.77   $      8.79
----------------------------------------------------------------------------


/1/  Reflects the assets of the Prior Biotech/Health Fund.
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


---------------------------------------------------------------------------
                                           Tax Managed Equity Fund/1/
---------------------------------------------------------------------------
                                      Class A      Class B**      Class C+
---------------------------------------------------------------------------
Net Assets ......................   $13,562,271   $19,669,065   $18,294,689
---------------------------------------------------------------------------
Shares of Beneficial interest
   issued and outstanding .......     1,203,374     1,810,430     1,681,618
---------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share (net assets
   divided by number of shares)..   $     11.27   $     10.86   $     10.88
---------------------------------------------------------------------------
Sales charge                        $      0.69            --            --
   for Class A Shares 5.75%
   of offering price (6.10%
   of net asset value per
   shares)* .....................            --            --            --
---------------------------------------------------------------------------
Offering Price                      $     11.96         10.86   $     10.88
---------------------------------------------------------------------------


/1/  Reflects the assets of the Prior Tax Managed Equity Fund.


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.


** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

-------------------------------------------------------------------------------------------------------
                                                                Value Fund /1/
-------------------------------------------------------------------------------------------------------
                                        Class A      Class B**      Class C+      Class I      Class Z
-------------------------------------------------------------------------------------------------------
Net Assets ........................   $91,789,119   $68,492,296   $30,987,211   $4,746,394   $7,369,913
-------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ......     5,187,965     4,037,434     1,826,734      268,529      405,308
-------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number
   of shares) .....................   $     17.69   $     16.96   $     16.96   $    17.68   $    18.18
-------------------------------------------------------------------------------------------------------
Sales charge
   for Class A Shares: 5.75%
   of offering price (6.10%
   of net asset value per                    1.08            --            --           --           --
   share)*

   for Class C Shares: 1.00%
   of offering price (1.01%
   of net asset value per
   share)*                                                   --            --           --           --
-------------------------------------------------------------------------------------------------------
Offering Price ....................   $     18.77         16.96         16.96        17.68        18.18
-------------------------------------------------------------------------------------------------------


/1/  Reflects the assets of the Prior Value Fund.
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


---------------------------------------------------------------------------------------------
                                                       International Equity Fund
---------------------------------------------------------------------------------------------
                                           Class A      Class B**      Class C+     Class I
---------------------------------------------------------------------------------------------
Net Assets ...........................    32,221,130   $20,673,108   $15,797,760   $4,233,308
--------------------------------------------------------------------------------------------
Number of Shares Outstanding .........     3,158,497     2,134,057     1,632,326      412,865
--------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares) .........   $     10.20   $      9.69   $      9.68   $    10.25
--------------------------------------------------------------------------------------------
Sales Charge
   for Class A Shares: 5.75% of
   offering price (6.10% of net
   asset value per share)* ...........          0.62            --            --           --

                                                  --            --            --           --
--------------------------------------------------------------------------------------------
Offering Price .......................         10.82          9.69   $      9.68        10.25
--------------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

Reports to Shareholders

          The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agency

          State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

Independent Registered Public Accounting Firm

          Ernst & Young LLP, 1401 McKinney, Houston, TX 77010, serves as the Trust's independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust. For the financial statement periods prior to September 30, 2002 for International Equity Fund, and for the financial statement periods prior to September 30, 2004 for the Biotech/Health, Value and Tax Managed Equity Funds, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the independent auditor. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS


          The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2004 annual report to shareholders. The audited financial statements of the International Equity Fund for the period prior to September 30, 2002, are incorporated by reference to SunAmerica Focused Series Inc.'s 2001 annual report to shareholders. The audited financial statements of the Value Fund are incorporated by reference to SunAmerica Focused Series, Inc.'s 2003 annual report to shareholders. The audited financial statements of the Biotech/Health Fund and Tax Managed Equity Fund are incorporated by reference to SunAmerica Strategic Investment Series, Inc.'s 2003 annual report. Each annual report may be obtained at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate Ratings

          Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

          Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

          The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          .    Leading market positions in well-established industries

          .    High rates of return on funds employed

          . Conservative capitalization structures with moderate reliance on debt and ample asset protection

          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation

          . Well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

          If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

          Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

          A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

          The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

          A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

               Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

          BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

          B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

          CI The rating CI is reserved for income bonds on which no interest is being paid.

          D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

          Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

          L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

          * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

          NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

          Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

          Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

          A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

          A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

          A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

          A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

          B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

          The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.

          (a) (i) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (a) (ii) Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.


          (a) (iii) Amendment to Declaration of Trust dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

          (a) (iv) Amendment to Declaration of Trust dated September 10, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

          (a) (v) Amendment to Declaration of Trust dated December 31, 2003. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

          (a) (vi) Amendment to Declaration of Trust dated January 27, 2004. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.


          (b) (i) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's
                    Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

              (ii) Amendment No. 1 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30,2004.

              (iii) Amendment No. 2 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30,2004.


              (iv) Amendment No. 3 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

              (v) Amendment No. 4 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.


          (c) Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.


          (d) (i) Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.


              (ii) Subadvisory Agreement between AIG SunAmerica Asset Management Corp. ("SAAMCo") and American International Group Global Investment Corp. ("AIGGIC"). Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.


              (iii) Subadvisory Agreement between SAAMCo and J.P. Morgan
                    Investment Management, Inc. ("J.P. Morgan"). Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.


          (e) (i) Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on
                    January 29, 1999.

              (ii) Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2002.

          (f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (g) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (h) (i) Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (ii) Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (iii) Form of Administrative and Shareholder Services Agreement.
                    Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.


          (i) Opinion and Consent of Counsel. Filed herewith.

          (j) (i)   Consent of Ernst & Young LLP. Filed herewith.


          (k) Inapplicable.

          (l) Inapplicable.

          (m) (i) Form of Distribution Plan pursuant to Rule 12b-1 (Class A shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

              (ii) Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.


              (iii) Form of Distribution Plan pursuant to Rule 12b-1 (Class C shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

          (n) Inapplicable

          (o) (i) Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2002.


              (ii)  Power of Attorney. Filed herewith.

          (p) (i) Code of Ethics for AIG SunAmerica Asset Management Corp. and AIG SunAmerica Capital Services, Inc. Filed herewith.


              (ii) Code of Ethics for AIGGIC. Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

              (iii) Code of Ethics for J.P.Morgan. Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of SunAmerica Strategic Investment Series, Inc. (File No. 333-69517) filed on February 28, 2001.

Item 24.  Persons Controlled By or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

     5.1  Indemnification of Trustees, Officers, Employees and Agents.
          -----------------------------------------------------------

          (a) [SunAmerica Equity Funds (the "Trust")] The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that, the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

          (c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

          (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

               (2)   The determination shall be made:

               (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

               (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

               (iii) by the Shareholders.

               (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

          (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

          (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either

               (A) a majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

               (B)  an independent legal counsel in a written opinion.

          (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

               (1) authorized in the specific case by the Trustees; and

               (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

               (3) either,

          (i)   such person provides a security for his undertaking; or

          (ii) the Trust is insured against losses by reason of any lawful advances; or

          (iii) a determination, based on a review or readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either

          (A) A majority of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                        (B) an independent legal counsel in a written opinion.

          (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another application while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

          (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

          (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.  Business and Other Connections of the Investment Adviser.

          Information concerning the business and other connections of AIG SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

          Information concerning the business and other connections of AIGGIC is incorporated herein by reference to AIGGIC's Form ADV (File No. 801-18759), which is currently on file with the Securities and Exchange Commission.

          Information concerning the business and other connections of J.P. Morgan is incorporated herein by reference to J.P. Morgan's Form ADV (File No. 801-21011), which is currently on file with the Securities and Exchange Commission.

          Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Trading, Distributor and Administrator" and "Trustees and Officers" constituting Part B of the Registration Statement.

Item 27.  Principal Underwriters.

     (a) The principal underwriter of the Registrant also acts as principal underwriter for:

          SunAmerica Income Funds
          SunAmerica Money Market Funds, Inc.
          SunAmerica Senior Floating Rate Fund, Inc.
          SunAmerica Focused Series, Inc.
          AIG Series Trust.

     (b) The following persons are the officers and directors of AIG SunAmerica Capital Services,

Inc., the principal underwriter of Registrant's Shares:


       Name and Principal
       Business Address         Position With Underwriter    Position with the Registrant
-------------------------------------------------------------------------------------------
Peter A. Harbeck              Director                       Trustee
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
-------------------------------------------------------------------------------------------
J. Steven Neamtz              Chief Executive Officer        Vice President
Harborside Financial Center   President and Director
3200 Plaza 5
Jersey City, NJ 07311
-------------------------------------------------------------------------------------------


(c)       Inapplicable.

Item 28.  Location and Accounts and Records.

          AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allan Parkway, Houston, Texas, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972.

          AIGGIC is located at 175 Water Street, New York, NY 10038.

          J.P. Morgan is located at 60 Wall Street, New York, New York 10260.

Item 29.  Management Services.

          Inapplicable.

Item 30.  Undertakings.

          Inapplicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused the Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 27th day of January, 2005.



                                         SUNAMERICA EQUITY FUNDS
                                         (Registrant)


                                         By:               *
                                            ------------------------------------
                                              Vincent Marra
                                              President



     Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:




            Signatures                      Title                   Date
---------------------------------   ----------------------   -------------------

           *
---------------------------------   Trustee                  January 27, 2005
Peter A. Harbeck

           *                        Treasurer
---------------------------------   (Principal Financial     January 27, 2005
Donna M. Handel                     and Accounting Officer)

           *
---------------------------------   Trustee                  January 27, 2005
Jeffrey S. Burum

           *
---------------------------------   Trustee                  January 27, 2005
Samuel M. Eisenstat

           *
---------------------------------   Trustee                  January 27, 2005
Stephen J. Gutman

           *
---------------------------------   Trustee                  January 27, 2005
William F. Devin

           *
---------------------------------   Trustee                  January 27, 2005
Dr. Judith L. Craven

           *                        President
---------------------------------   (Principal Executive     January 27, 2005
Vincent Marra                       Officer)

           *
---------------------------------   Trustee                  January 27, 2005
William J. Sha

/s/ Joseph P. Kelly
---------------------------------                            January 27, 2005
Joseph P. Kelly, Attorney-in-Fact